EXHIBIT 5.1

53rd at Third 885 Third Avenue New York, New York 10022-4834 Tel: (212) 906-1200 Fax: (212) 751-4864 www.lw.com

FIRM / AFFILIATE OFFICES
	Brussels	New York
	Chicago	Northern Virginia
	Frankfurt	Orange County
	Hamburg	Paris
July 14, 2006	Hong Kong	San Diego
	London	San Francisco
	Los Angeles	Shanghai
	Milan	Silicon Valley
Allied Waste North America, Inc.	Moscow	Singapore
15880 N. Greenway-Hayden Loop	Munich	Tokyo
Suite 100	New Jersey	Washington, D.C.
Scottsdale, Arizona 85260
File No. 024896-0042

          Re: Registration Statement on Form S-4 (Reg. No. 333-       ).

Ladies and Gentlemen:

     In connection with the registration of $600,000,000 in aggregate principal amount of 7 1/8% Senior Notes due 2016 (the “Exchange Notes”) by Allied Waste North America, Inc., a Delaware corporation (the “Company”), and the guarantees of the Exchange Notes (the “Guarantees”) by Allied Waste Industries, Inc., a Delaware corporation (“Allied”), and each of the entities listed on Schedules A through KK hereto (each, including Allied, a “Guarantor” and, collectively, the “Guarantors”), under the Securities Act of 1933, as amended (the “Act”), on Form S-4 filed with the Securities and Exchange Commission (the “Commission”) on July 14, 2006 (the “Registration Statement”), you have requested our opinion with respect to the matters set forth below.

     The Exchange Notes and the related Guarantees will be issued pursuant to a supplemental indenture, dated May 17, 2006, as amended by a supplemental indenture to the supplemental indenture, dated July 11, 2006 (together, the “Seventeenth Supplemental Indenture”), to an indenture, dated December 23, 1998, among the Company, the Guarantors and U.S. Bank National Association, as trustee (the “Trustee”) (the “Base Indenture” and, together with the Seventeenth Supplemental Indenture, the “Indenture”). The Exchange Notes and the Guarantees will be issued in exchange for the Company’s outstanding 7 1/8% Senior Notes due 2016 (the “Outstanding Notes”) on the terms set forth in the prospectus contained in the Registration Statement and the letter of transmittal filed as an exhibit thereto. This opinion is being furnished in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Act, and no opinion is expressed herein as to any matter pertaining to the contents of the Registration Statement or the prospectus contained in the Registration Statement, other than as to the enforceability of the Exchange Notes.

     In our capacity as your special counsel in connection with such registration, we are familiar with the proceedings taken and proposed to be taken by the Company and the Guarantors in connection with the authorization and issuance of the Exchange Notes and the Guarantees, respectively. For purposes of this letter, we have assumed that such proceedings to be taken in the future will be completed timely in the manner currently proposed and that the terms of each issuance will be in compliance with law. As such counsel, we have examined such matters of fact and questions of law as we have considered appropriate for purposes of this letter. We have examined, among other things, the Indenture, the form of Exchange Note and the form of notation of Guarantee. With your consent, we have relied upon the foregoing and upon certificates and other assurances of officers of the Company and others as to factual matters without having independently verified such factual matters.

July 14, 2006

     In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as copies.

     We are opining herein as to the effect on the subject transaction only of the federal laws of the United States, the internal laws of the State of New York and the General Corporation Law of the State of Delaware, and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or, in the case of Delaware, any other laws, or as to any matters of municipal law or the laws of any local agencies within any state.

     Subject to the foregoing and the other matters set forth herein, it is our opinion that, as of the date hereof:

     1. The Exchange Notes have been duly authorized by all necessary corporate action of the Company and, when executed and delivered by or on behalf of the Company and authenticated by the Trustee in accordance with the terms of the Indenture against the due tender and delivery to the Trustee of Outstanding Notes in an aggregate principal amount equal to the aggregate principal amount of the Exchange Notes, the Exchange Notes will be legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

     2. The Indenture, including the Guarantees contained therein, has been duly authorized by each of the Guarantors listed on Schedules A, B and C hereto and, when the Exchange Notes are executed and delivered by or on behalf of the Company and authenticated by the Trustee in accordance with the terms of the Indenture against due tender and delivery to the Trustee of Outstanding Notes in an aggregate principal amount equal to the aggregate principal amount of the Exchange Notes, the Guarantees will be the legally valid and binding obligation of the Guarantors, enforceable against each of them in accordance with its terms.

     Our opinions are subject to: (i) the effect of bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws relating to or affecting the rights and remedies of creditors; (ii) the effects of general principles of equity, whether enforcement is considered in a proceeding in equity or at law (including the possible unavailability of specific performance or injunctive relief), concepts of materiality, reasonableness, good faith and fair dealing, and the discretion of the court before which any proceeding therefor may be brought; (iii) the invalidity under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy; and (iv) we express no opinion with respect to (a) provisions for liquidated damages, default interest, late charges, monetary penalties, make-whole premiums or other economic remedies to the extent such provisions are deemed to constitute a penalty, (b) consents to, or restrictions upon, governing law, jurisdiction, venue, arbitration, remedies or judicial relief, (c) advance waivers of claims, defenses, rights granted by law, or notice, opportunity for hearing, evidentiary requirements, statutes of limitation, trial by jury or at law, or other procedural rights, (d) waivers of broadly or vaguely stated rights, (e) covenants not to compete, (f) provisions for exclusivity, election or cumulation of rights or remedies, (g) provisions authorizing or validating conclusive or discretionary determinations, (h) grants of setoff rights, (i) provisions to the effect that a guarantor is liable as a primary obligor, and not as a surety, (j) provisions for the payment of attorneys’ fees where such payment is contrary to law or public policy, (k) proxies, powers and trusts, (l) provisions prohibiting, restricting, or requiring consent to assignment or transfer of any right or property, and (m) the severability, if invalid, of provisions to the foregoing effect. We express no opinion as to federal or state securities laws, tax laws, antitrust or trade regulation laws, insolvency or fraudulent transfer laws, antifraud laws, or compliance with fiduciary duty requirements (without limiting other laws excluded by customary practice).

July 14, 2006

          With your consent, we have assumed (a) that the Indenture has been duly authorized, executed and delivered by, and constitutes a legally valid and binding obligation of, the Trustee, enforceable against the Trustee in accordance with its terms; and (b) that the status of the Indenture, the Exchange Notes and the Guarantees as legally valid and binding obligations of the respective parties thereto is not affected by any (i) breaches of, or defaults under, agreements or instruments, (ii) violations of statutes, rules, regulations or court or governmental orders, or (iii) failures to obtain required consents, approvals or authorizations from, or make required registrations, declarations or filings with, governmental authorities.

          With respect to the Guarantors listed on Schedule D hereto, we rely on the opinion of Burr & Forman LLP attached hereto as Exhibit I, special Alabama counsel, that each such Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, that the Guarantees and the execution and delivery thereof, have been duly authorized by each such Guarantor.
          With respect to the Guarantors listed on Schedule E hereto, we rely on the opinion of Fennemore Craig, P.C. attached hereto as Exhibit II, special Arizona counsel, that each such Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, that the Guarantees and the execution and delivery thereof, have been duly authorized by each such Guarantor.
          With respect to the Guarantors listed on Schedule F hereto, we rely on the opinion of Faegre & Benson LLP attached hereto as Exhibit III, special Colorado counsel, that each such Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and that the Guarantees to be issued by such Guarantors under the Indenture and the execution and delivery thereof, have been duly authorized by each such Guarantor.
          With respect to the Guarantors listed on Schedules G, P, AA and JJ hereto, we rely on the opinion of Hunton & Williams LLP attached hereto as Exhibits IV, V, VI and VII, respectively, special Florida, Maryland, North Carolina and Virginia counsel, that each such Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has authorized the Guarantees and the execution and delivery thereof, to be issued by it pursuant to the Indenture.
           With respect to the Guarantors listed on Schedule H hereto, we rely on the opinion of Hunton & Williams LLP attached hereto as Exhibit VIII, special Georgia counsel, that each such Guarantor is duly incorporated or organized, as applicable, is in compliance with the applicable filing and annual registration provisions of the Georgia Business Corporation Code, has not filed articles of dissolution, a certificate of cancellation or any other similar document with the Georgia Secretary of State, and has authorized the Guarantees and the execution and delivery thereof, to be issued by it pursuant to the Indenture.
          With respect to the Guarantors listed on Schedule I hereto, we rely on the opinion of EchoHawk Law Offices, PLLC attached hereto as Exhibit IX, special Idaho counsel, that each such Guarantor is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to engage in the activities contemplated by the Guarantees, that the Guarantees and the execution and delivery thereof, have been duly authorized by each such Guarantor and each such Guarantor has the requisite organizational and legal power and authority to perform its obligations under the Guarantees.

July 14, 2006

         With respect to the Guarantors listed on Schedule J hereto, we rely on the opinion of Sachnoff & Weaver, Ltd. attached hereto as Exhibit X, special Illinois counsel, that each such Guarantor is validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to engage in the activities contemplated by the Guarantees, that the Guarantees and the execution and delivery thereof, have been duly authorized by each such Guarantor and each such Guarantor has the requisite organizational and legal power and authority to perform its obligations under the Guarantees.
         With respect to the Guarantors listed on Schedule K hereto, we rely on the opinion of Plews Shadley Racher & Braun attached hereto as Exhibit XI, special Indiana counsel, that each such Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to engage in the activities contemplated by the Guarantees, that the Guarantees and the execution and delivery thereof, have been duly authorized by each such Guarantor and each such Guarantor has the requisite organizational and legal power and authority to perform its obligations under the Guarantees.
         With respect to the Guarantors listed on Schedule L hereto, we rely on the opinion of Fisher, Ehrhart, McCright & Turner attached hereto as Exhibit XII, special Iowa counsel, that each such Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to engage in the activities contemplated by the Guarantees, that the Guarantees and the execution and delivery thereof, have been duly authorized by each such Guarantor and each such Guarantor has the requisite organizational and legal power and authority to perform its obligations under the Guarantees.
         With respect to the Guarantors listed on Schedule M and U hereto, we rely on the opinion of Lathrop & Gage LC attached hereto as Exhibit XIII, special Kansas and Missouri counsel, that each such Guarantor is validly existing and in good standing under the laws of its jurisdiction of organization, and that the Guarantees have been duly authorized by all necessary entity action.
         With respect to the Guarantors listed on Schedule N hereto, we rely on the opinion of Stites & Harbison, PLLC attached hereto as Exhibit XIV, special Kentucky counsel, that each such Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, that the Guarantees and the execution and delivery thereof, have been duly authorized by each such Guarantor and each such Guarantor has the requisite organizational power and authority to perform its obligations under the Guarantees.

July 14, 2006

         With respect to the Guarantors listed on Schedule O hereto, we rely on the opinion of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, LLP attached hereto as Exhibit XV, special Louisiana counsel, that each such Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to engage in the activities contemplated by the Guarantees, that the Guarantees and the execution and delivery thereof, have been duly authorized by each such Guarantor and each such Guarantor has the requisite organizational and legal power and authority to perform its obligations under the Guarantees.
         With respect to the Guarantors listed on Schedule Q hereto, we rely on the opinion of Foley Hoag LLP attached hereto as Exhibit XVI, special Massachusetts counsel, that each such Guarantor is validly existing and in good standing under the laws of its jurisdiction of organization and that the Guarantees have been duly authorized by each such Guarantor.
         With respect to the Guarantors listed on Schedule R hereto, we rely on the opinion of Libby Law Offices attached hereto as Exhibit XVII, special Michigan counsel, that each such Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to engage in the activities contemplated by the Guarantees, that the Guarantees and the execution and delivery thereof, have been duly authorized by each such Guarantor and each such Guarantor has the requisite organizational and legal power and authority to perform its obligations under the Guarantees.
         With respect to the Guarantors listed on Schedule S hereto, we rely on the opinion of Rider Bennett, LLP attached hereto as Exhibit XVIII, special Minnesota counsel, that each such Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to engage in the activities contemplated by the Guarantees, that the Guarantees and the execution and delivery thereof, have been duly authorized by each such Guarantor and each such Guarantor has the requisite organizational and legal power and authority to perform its obligations under the Guarantees.
         With respect to the Guarantors listed on Schedule T hereto, we rely on the opinion of Brunini, Grantham, Grower & Hewes, PLLC attached hereto as Exhibit XIX, special Mississippi counsel, that each such Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to engage in the activities contemplated by the Guarantees, that the Guarantees and the execution and delivery thereof, have been duly authorized by each such Guarantor and each such Guarantor has the requisite organizational and legal power and authority to perform its obligations under the Guarantees.

July 14, 2006

          With respect to the Guarantor listed on Schedule V, we rely on the opinion of Doney Crowley Bloomquist Payne Uda, P.C. attached hereto as Exhibit XX, special Montana Counsel, that such Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to engage in the activities contemplated by the Guarantees, that the Guarantees and the execution and delivery thereof, have been duly authorized, executed and such Guarantor has the requisite organizational and legal power and authority to perform its obligations under the Guarantees.
         With respect to the Guarantor listed on Schedule W hereto, we rely on the opinion of Crosby Guenzel LLP attached hereto as Exhibit XXI, special Nebraska counsel, that such Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to engage in the activities contemplated by the Guarantees, that the Guarantees and the execution and delivery thereof, have been duly authorized by such Guarantor and such Guarantor has the requisite organizational and legal power and authority to perform its obligations under the Guarantees.
         With respect to the Guarantor listed on Schedule X hereto, we rely on the opinion of Kummer Kaempfer Bonner Renshaw & Ferrario attached hereto as Exhibit XXII, special Nevada counsel, that such Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to engage in the activities contemplated by the Guarantees, that the Guarantees and the execution and delivery thereof, have been duly authorized by such Guarantor and such Guarantor has the requisite organizational and legal power and authority to perform its obligations under the Guarantees.
         With respect to the Guarantors listed on Schedule Y hereto, we rely on the opinion of Windels Marx Lane & Mittendorf LLP attached hereto as Exhibit XXIII, special New Jersey counsel, that each such Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to engage in the activities contemplated by the Guarantees, that the Guarantees and the execution and delivery thereof, have been duly authorized by each such Guarantor and each such Guarantor has the requisite organizational and legal power and authority to perform its obligations under the Guarantees.
         With respect to the Guarantor listed on Schedule Z hereto, we rely on the opinion of Rodey, Dickason, Sloan Akin & Rob, PA attached hereto as Exhibit XXIV, special New Mexico counsel, that such Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to engage in the activities contemplated by the Guarantees, that the Guarantees and the execution and delivery thereof, have been duly authorized by such Guarantor and such Guarantor has the requisite organizational and legal power and authority to perform its obligations under the Guarantees.
         With respect to the Guarantors listed on Schedule BB hereto, we rely on the opinion of Vorys, Sater, Seymour and Pease LLP attached hereto as Exhibit XXV, special Ohio counsel, that each such Guarantor is validly existing and in good standing or full force and effect under the laws of its jurisdiction of organization, and that the Guarantees and the execution and delivery thereof, have been duly authorized by each such Guarantor.

July 14, 2006

         With respect to the Guarantors listed on Schedule CC hereto, we rely on the opinion of McAfee & Taft A Professional Corporation attached hereto as Exhibit XXVI, special Oklahoma counsel, that each such Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to engage in the activities contemplated by the Guarantees, that the Guarantees and the execution and delivery thereof, have been duly authorized by each such Guarantor and each such Guarantor has the requisite organizational and legal power and authority to perform its obligations under the Guarantees.
         With respect to the Guarantors listed on Schedule DD hereto, we rely on the opinion of Ramis Crew & Corrigan LLP attached hereto as Exhibit XXVII, special Oregon counsel, that each such Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to engage in the activities contemplated by the Guarantees, that the Guarantees and the execution and delivery thereof, have been duly authorized by each such Guarantor and each such Guarantor has the requisite organizational and legal power and authority to perform its obligations under the Guarantees.
         With respect to the Guarantors listed on Schedule EE hereto, we rely on the opinion of Reed Smith LLP attached hereto as Exhibit XXVIII, special Pennsylvania counsel, that each such Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to engage in the activities contemplated by the Guarantees, that the Guarantees and the execution and delivery thereof, have been duly authorized by each such Guarantor and each such Guarantor has the requisite organizational and legal power and authority to perform its obligations under the Guarantees.
         With respect to the Guarantors listed on Schedule FF hereto, we rely on the opinion of Nelson Mullins Riley & Scarborough, LLP attached hereto as Exhibit XXIX, special South Carolina counsel, that, subject to the assumptions and qualifications set forth therein, each such Guarantor is organized and validly existing under the laws of South Carolina and that the Guarantees have been duly authorized.
         With respect to the Guarantors listed on Schedule GG hereto, we rely on the opinion of Bass, Berry & Sims PLC attached hereto as Exhibit XXX, special Tennessee counsel, that each such Guarantor is an existing Tennessee corporation or limited liability company in good standing under the laws of its jurisdiction of organization, and that the Guarantees have been properly authorized by all necessary corporate or limited liability company actions on the part of each such Guarantor.

July 14, 2006

         With respect to the Guarantors listed on Schedule HH hereto, we rely on the opinion of Fulbright & Jaworski L.L.P. attached hereto as Exhibit XXXI, special Texas counsel, that each such Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to engage in the activities contemplated by the Guarantees, that the Guarantees and the execution and delivery thereof, have been duly authorized by each such Guarantor and each such Guarantor has the requisite organizational and legal power and authority to perform its obligations under the Guarantees.
         With respect to the Guarantors listed on Schedule II hereto, we rely on the opinion of Ray Quinney & Nebeker a Professional Corporation attached hereto as Exhibit XXXII, special Utah counsel, that each such Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to engage in the activities contemplated by the Guarantees, that the Guarantees and the execution and delivery thereof, have been duly authorized by each such Guarantor and each such Guarantor has the requisite organizational and legal power and authority to perform its obligations under the Guarantees.
         With respect to the Guarantors listed on Schedule KK hereto, we rely on the opinion of Williams, Kastner, & Gibbs, PLLC attached hereto as Exhibit XXXIII, special Washington counsel, that each such Guarantor is duly organized and validly existing under the laws of its jurisdiction of organization, is duly qualified to engage in the activities contemplated by the Guarantees, that the Guarantees and the execution and delivery thereof, have been duly authorized by each such Guarantor and each such Guarantor has the requisite organizational and legal power and authority to perform its obligations under the Guarantees.
         All of the descriptions of the opinions provided by the Special State Counsels set forth above are qualified in their entirety by reference to the specific opinions, which are all attached hereto as Exhibits.
         This opinion is for your benefit in connection with the Registration Statement and may be relied upon by you and by persons entitled to rely upon it pursuant to the applicable provisions of federal securities laws. We consent to your filing this opinion as an exhibit to the Registration Statement and to the reference to our firm contained under the heading “Legal Matters” in the prospectus contained therein. In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the Commission thereunder.

Very truly yours,

/s/ Latham & Watkins LLP

July 14, 2006

Schedule A
California Subsidiary Guarantors
Allied Waste of California, Inc.
Allied Waste Transfer Services of California, LLC
Borrego Landfill, Inc.
Browning-Ferris Industries of California, Inc.
Charter Evaporation Resource Recovery Systems
Delta Container Corporation
Delta Paper Stock, Co.
Elder Creek Transfer & Recovery, Inc.
Forward, Inc.
Imperial Landfill, Inc.
Independent Trucking Company
International Disposal Corp. of California
Keller Canyon Landfill Company
La Cañada Disposal Company, Inc.
Lathrop Sunrise Sanitation Corporation
Otay Landfill, Inc.
Palomar Transfer Station, Inc.
Ramona Landfill, Inc.
San Diego Landfill Systems, LLC
San Marcos NCRRF, Inc.
Sunrise Sanitation Service, Inc.
Sunset Disposal Service, Inc.
Sycamore Landfill, Inc.
Schedule B
Delaware Subsidiary Guarantors
Abilene Landfill TX, LP
Allied Enviroengineering, Inc.
Allied Gas Recovery Systems, L.L.C.
Allied Green Power, Inc.
Allied Nova Scotia, Inc.
Allied Receivables Funding Incorporated
Allied Services, LLC
Allied Waste Alabama, Inc.
Allied Waste Company, Inc.
Allied Waste Environmental Management Group, LLC
Allied Waste Holdings (Canada) Ltd.
Allied Waste Industries, Inc.
Allied Waste Landfill Holdings, Inc.
Allied Waste North America, Inc.
Allied Waste of New Jersey-New York, LLC
Allied Waste Rural Sanitation, Inc.
Allied Waste Services of North America, LLC
Allied Waste Sycamore Landfill, LLC
Allied Waste Systems Holdings, Inc.
Allied Waste Systems, Inc.
Allied Waste Transportation, Inc.
Allied Waste Transfer Services of Arizona, LLC
Allied Waste Transfer Services of Rhode Island, LLC
American Disposal Services of Illinois, Inc.
American Disposal Services of New Jersey, Inc.

July 14, 2006

American Disposal Services of West Virginia, Inc.
American Disposal Services, Inc.
American Disposal Transfer Services of Illinois, Inc.
Anderson Regional Landfill, LLC
Anson County Landfill NC, LLC
Attwoods of North America, Inc.
AWIN Leasing Company, Inc.
AWIN Management, Inc.
BBCO, Inc.
BFGSI, L.L.C.
BFI Atlantic, Inc.
BFI Elliott Landfill TX, LP
BFI Energy Systems of Albany, Inc.
BFI Energy Systems of Delaware County, Inc.
BFI Energy Systems of Hempstead, Inc.
BFI Energy Systems of Niagara II, Inc.
BFI Energy Systems of Niagara, Inc.
BFI Energy Systems of SEMASS, Inc.
BFI Energy Systems of Southeastern Connecticut, Inc.
BFI Energy Systems of Southeastern Connecticut, Limited Partnership
BFI International, Inc.
BFI REF-FUEL, INC.
BFI Trans River (GP), Inc.
BFI Transfer Systems of Alabama, LLC
BFI Transfer Systems of DC, LLC
BFI Transfer Systems of Georgia, LLC
BFI Transfer Systems of Maryland, LLC
BFI Transfer Systems of Mississippi, LLC
BFI Transfer Systems of Texas, LP
BFI Transfer Systems of Virginia, LLC
BFI Waste Services of Indiana, LP
BFI Waste Services of Tennessee, LLC
BFI Waste Services of Texas, LP
BFI Waste Services, LLC
BFI Waste Systems of Alabama, LLC
BFI Waste Systems of Arkansas, LLC
BFI Waste Systems of Georgia, LLC
BFI Waste Systems of Indiana, LP
BFI Waste Systems of Kentucky, LLC
BFI Waste Systems of Louisiana, LLC
BFI Waste Systems of Mississippi, LLC
BFI Waste Systems of Missouri, LLC
BFI Waste Systems of North America, Inc.
BFI Waste Systems of North Carolina, LLC
BFI Waste Systems of South Carolina, LLC
BFI Waste Systems of Tennessee, LLC
BFI Waste Systems of Virginia, LLC
Blue Ridge Landfill TX, LP
Bond County Landfill, Inc.
Brenham Total Roll-Offs, LP
Bridgeton Landfill, LLC
Bridgeton Transfer Station, LLC
Browning-Ferris Financial Services, Inc.
Browning-Ferris Industries of Florida, Inc.
Browning-Ferris Industries of Illinois, Inc.
Browning-Ferris Industries of Ohio, Inc.

July 14, 2006

Browning-Ferris Industries, LLC
Browning-Ferris Services, Inc.
Brundidge Landfill, LLC
Brunswick Waste Management Facility, LLC
Butler County Landfill, LLC
Camelot Landfill TX, LP
CC Landfill, Inc.
Chilton Landfill, LLC
Cocopah Landfill, Inc.
Copper Mountain Landfill, Inc.
County Disposal (Ohio), Inc.
County Disposal, Inc.
County Landfill, Inc.
Courtney Ridge Landfill, LLC
Crow Landfill TX, L.P.
D & L Disposal L.L.C.
E Leasing Company, LLC
ECDC Environmental of Humboldt County, Inc.
ECDC Holdings, Inc.
Ellis County Landfill TX, LP
Ellis Scott Landfill MO, LLC
Environmental Development Corp.
Environtech, Inc.
Envotech-Illinois L.L.C.
Evergreen Scavenger Service, L.L.C.
Evergreen Scavenger Services, Inc.
Forest View Landfill, LLC
Fort Worth Landfill TX, LP
Galveston County Landfill TX, LP
General Refuse Rolloff Corp.
Georgia Recycling Services, Inc.
Giles Road Landfill TX, LP
Golden Triangle Landfill TX, LP
Great Lakes Disposal Service, Inc.
Great Plains Landfill OK, LLC
Greenwood Landfill TX, LP
Gulf West Landfill TX, LP
H Leasing Company, LLC
Itasca Landfill TX, LP
Jefferson City Landfill, LLC
Kerrville Landfill TX, LP
Lee County Landfill SC, LLC
Lemons Landfill, LLC
Lewisville Landfill TX, LP
Liberty Waste Holdings, Inc.
Liberty Waste Services Limited, L.L.C.
Liberty Waste Services of McCook, L.L.C.
Little Creek Landing, LLC
Local Sanitation of Rowan County, L.L.C.
Lucas County Land Development, Inc.
Mars Road TX, LP
McCarty Road Landfill TX, LP
Mesquite Landfill TX, LP
Mexia Landfill TX, LP
Mountain Home Disposal, Inc.

July 14, 2006

N Leasing Company, LLC
NationsWaste, Inc.
Ncorp, Inc.
New York Waste Services, LLC
Northeast Landfill, LLC
Ottawa County Landfill, Inc.
Packerton Land Company, L.L.C.
Panama Road Landfill, TX, L.P.
Pine Hill Farms Landfill TX, LP
Pinecrest Landfill OK, LLC
Pleasant Oaks Landfill TX, LP
Polk County Landfill, LLC
Rio Grande Valley Landfill TX, LP
Risk Services, Inc.
Royal Oaks Landfill TX, LP
S Leasing Company, LLC
Sand Valley Holdings, L.L.C.
Sangamon Valley Landfill, Inc.
Show-Me Landfill, LLC
Southeast Landfill, LLC
Southwest Landfill TX, LP
Standard Waste, Inc.
Taylor Ridge Landfill, Inc.
Tennessee Union County Landfill, Inc.
Tessman Road Landfill TX, LP
Turkey Creek Landfill TX, LP
Victoria Landfill TX, LP
Wayne County Landfill IL, Inc.
Webster Parish Landfill, L.L.C.
Whispering Pines Landfill TX, LP
Willow Ridge Landfill, LLC
Schedule C
New York Subsidiary Guarantors
Allied Waste Niagara Falls Landfill, LLC
Allied Waste of Long Island, Inc.
Allied Waste Transfer Services of New York, LLC
American Transfer Company, Inc.
Browning-Ferris Industries of New York, Inc.
CECOS International, Inc.
Island Waste Services Ltd.
Menands Environmental Solutions, LLC
Tricil (N.Y.), Inc.
Waste Services of New York, Inc.
Wayne County Land Development, LLC
Schedule D
Alabama Subsidiary Guarantors
Alabama Recycling Services, Inc.
Autauga County Landfill, LLC
GEK, Inc.

July 14, 2006

Schedule E
Arizona Subsidiary Guarantors
Allied Waste Industries (Arizona), Inc.
Allied Waste Industries (Southwest), Inc.
Allied Waste Systems of Arizona, LLC
Apache Junction Landfill Corporation
Central Arizona Transfer, Inc.
Mesa Disposal, Inc.
Midway Development Company, Inc.
Pinal County Landfill Corp.
Summit Waste Systems, Inc.
Tri-State Refuse Corporation
Schedule F
Colorado Subsidiary Guarantors
Allied Waste Systems of Colorado, LLC
Bunting Trash Service, Inc.
Denver RL North, Inc.
Frontier Waste Services (Colorado), LLC
Schedule G
Florida Subsidiary Guarantors
Allied Waste Transfer Services of Florida, LLC
Delta Dade Recycling Corp.
Delta Resources Corp.
Delta Site Development Corp.
Delta Waste Corp.
Gulfcoast Waste Service, Inc.
Manumit of Florida, Inc.
Schedule H
Georgia Subsidiary Guarantors
Allied Waste Hauling of Georgia, Inc.
Allied Waste Industries of Georgia, Inc.
Gateway Landfill, LLC
Golden Waste Disposal, Inc.
Price & Sons Recycling Company
S & S Recycling, Inc.
Schedule I
Idaho Subsidiary Guarantors
Ada County Development Company, Inc.
Allied Waste Services of Page, Inc.
American Sanitation, Inc.

July 14, 2006

Schedule J
Illinois Subsidiary Guarantors
ADS of Illinois, Inc.
Allied Waste Industries of Illinois, Inc.
Area Disposal, Inc.
Borrow Pit Corp.
Brickyard Disposal & Recycling, Inc.
Environmental Reclamation Company
Fred Barbara Trucking Co., Inc.
Illinois Landfill, Inc.
Illinois Recycling Services, Inc.
Illinois Valley Recycling, Inc.
Ingrum Waste Disposal, Inc.
Kankakee Quarry, Inc.
LandComp Corporation
Lee County Landfill, Inc.
Liberty Waste Services of Illinois, L.L.C.
Loop Recycling, Inc.
Loop Transfer, Incorporated
Northlake Transfer, Inc.
RCS, Inc.
Roxana Landfill, Inc.
Saline County Landfill, Inc.
Shred - All Recycling Systems, Inc.
Streator Area Landfill, Inc.
Suburban Transfer, Inc.
Suburban Warehouse, Inc.
Tri-State Recycling Services, Inc.
Upper Rock Island County Landfill, Inc.
Schedule K
Indiana Subsidiary Guarantors
Allied Waste Industries of Northwest Indiana, Inc.
Benton County Development Company
Clinton County Landfill Partnership
County Line Landfill Partnership
DTC Management, Inc.
Illiana Disposal Partnership
Key Waste Indiana Partnership
Lake County C & D Development Partnership
Newton County Landfill Partnership
Springfield Environmental General Partnership
Tippecanoe County Waste Services Partnership
Warrick County Development Company
Wastehaul, Inc.
Schedule L
Iowa Subsidiary Guarantors
Allied Waste Transfer Services of Iowa, LLC
Jetter Disposal, Inc.

July 14, 2006

Schedule M
Kansas Subsidiary Guarantors
American Disposal Services of Kansas, Inc.
Resource Recovery, Inc.
Sunset Disposal, Inc.
Schedule N
Kentucky Subsidiary Guarantors
Benson Valley Landfill General Partnership
Blue Ridge Landfill General Partnership
Green Valley Landfill General Partnership
Morehead Landfill General Partnership
Schedule O
Louisiana Subsidiary Guarantors
Crescent Acres Landfill, LLC
Frontier Waste Services of Louisiana L.L.C.
Jefferson Parish Development Company, LLC
St. Bernard Parish Development Company, LLC
Schedule P
Maryland Subsidiary Guarantors
Browning-Ferris, Inc.
Prince George’s County Landfill, LLC
Schedule Q
Massachusetts Subsidiary Guarantors
Allied Acquisition Two, Inc.
Allied Waste Services of Massachusetts, LLC
Atlantic Waste Holding Company, Inc.
BFI Transfer Systems of Massachusetts, LLC
BFI Waste Systems of Massachusetts, LLC
Browning-Ferris Industries, Inc. (MA)
F. P. McNamara Rubbish Removal, Inc.
Vining Disposal Service, Inc.
Schedule R
Michigan Subsidiary Guarantors
Adrian Landfill, Inc.
Allied Waste Systems of Michigan, LLC
C & C Expanded Sanitary Landfill, LLC
Central Sanitary Landfill, Inc.
Citizens Disposal, Inc.
City-Star Services, Inc.
Clarkston Disposal, Inc.
Dinverno, Inc.
Eagle Industries Leasing, Inc.

July 14, 2006

G. Van Dyken Disposal Inc.
Harland’s Sanitary Landfill, Inc.
Oakland Heights Development, Inc.
Royal Holdings, Inc.
Sanitary Disposal Service, Inc.
Sauk Trail Development, Inc.
Standard Disposal Services, Inc.
Standard Environmental Services, Inc.
Schedule S
Minnesota Subsidiary Guarantors
VHG, Inc.
Woodlake Sanitary Service, Inc.
Schedule T
Mississippi Subsidiary Guarantors
Hancock County Development Company, LLC
Harrison County Landfill, LLC
Jackson County Landfill, LLC
Magnolia Disposal Services, Inc.
Mississippi Waste Paper Company
Schedule U
Missouri Subsidiary Guarantors
Autoshred, Inc.
Belleville Landfill, Inc.
Missouri City Landfill, LLC
Rock Road Industries, Inc.
St. Joseph Landfill, LLC
Tate’s Transfer Systems, Inc.
Thomas Disposal Service, Inc.
Schedule V
Montana Subsidiary Guarantors
Allied Waste Systems of Montana, LLC
Schedule W
Nebraska Subsidiary Guarantors
Oscar’s Collection System of Fremont, Inc.
Schedule X
Nevada Subsidiary Guarantors
Browning-Ferris Industries Chemical Services, Inc.

July 14, 2006

Schedule Y
New Jersey Subsidiary Guarantors
Allied Transfer Systems of New Jersey, LLC
Allied Waste of New Jersey, Inc.
Allied Waste Systems of New Jersey, LLC
American Materials Recycling Corp.
Automated Modular Systems, Inc.
BFI Energy Systems of Essex County, Inc.
BFI Transfer Systems of New Jersey, Inc.
BFI Waste Systems of New Jersey, Inc.
Browning-Ferris Industries of New Jersey, Inc.
Louis Pinto & Son, Inc., Sanitation Contractors
Newco Waste Systems of New Jersey, Inc.
Tom Luciano’s Disposal Service, Inc.
Total Solid Waste Recyclers, Inc.
Schedule Z
New Mexico Subsidiary Guarantors
Allied Waste Industries (New Mexico), Inc.
Schedule AA
North Carolina Subsidiary Guarantors
Allied Waste Transfer Services of North Carolina, LLC
Allied Waste Systems of North Carolina, LLC
Chambers Development of North Carolina, Inc.
Lake Norman Landfill, Inc.
Schedule BB
Ohio Subsidiary Guarantors
Allied Waste Transfer Services of Lima, LLC
AWIN Leasing II, LLC
Carbon Limestone Landfill, LLC
Celina Landfill, Inc.
Cherokee Run Landfill, Inc.
County Environmental Landfill, LLC
County Land Development Landfill, LLC
Dempsey Waste Systems II, Inc.
General Refuse Service of Ohio, LLC
Lorain County Landfill, LLC
Lucas County Landfill, LLC
Noble Road Landfill, Inc.
Port Clinton Landfill, Inc.
Preble County Landfill, Inc.
RC Miller Enterprises, Inc.
RC Miller Refuse Service, Inc.
Ross Bros. Waste & Recycling Co.
The Ecology Group, Inc.
Warner Hill Development Company
Williams County Landfill Inc.

July 14, 2006

Schedule CC
Oklahoma Subsidiary Guarantors
ADS, Inc.
Allied Waste Services of Stillwater, Inc.
American Disposal Services of Missouri, Inc.
BFI Waste Systems of Oklahoma, LLC
Oklahoma City Landfill, L.L.C.
Pittsburg County Landfill, Inc.
Schedule DD
Oregon Subsidiary Guarantors
Allied Waste Transfer Services of Oregon, LLC
Agri-Tech, Inc. of Oregon
Albany-Lebanon Sanitation, Inc.
Bio-Med of Oregon, Inc.
Capitol Recycling and Disposal, Inc.
Corvallis Disposal Co.
Dallas Disposal Co.
Grants Pass Sanitation, Inc.
Keller Drop Box, Inc.
McInnis Waste Systems, Inc.
Peltier Real Estate Company
Portable Storage Co.
Rossman Sanitary Service, Inc.
Source Recycling, Inc.
United Disposal Service, Inc.
Valley Landfills, Inc.
Waste Control Systems, Inc.
WDTR, Inc.
Willamette Resources, Inc.
Schedule EE
Pennsylvania Subsidiary Guarantors
Allied Acquisition Pennsylvania, Inc.
Allied Waste Systems of Pennsylvania, LLC
BFI Transfer Systems of Pennsylvania, LLC
BFI Waste Services of Pennsylvania, LLC
Greenridge Reclamation, LLC
Greenridge Waste Services, LLC
New Morgan Landfill Company, Inc.
Schedule FF
South Carolina Subsidiary Guarantors
Flint Hill Road, LLC
NationsWaste Catawba Regional Landfill, Inc.

July 14, 2006

Schedule GG
Tennessee Subsidiary Guarantors
Allied Waste Industries of Tennessee, Inc.
Browning-Ferris Industries of Tennessee, Inc.
Madison County Development, LLC
Schedule HH
Texas Subsidiary Guarantors
Action Disposal, Inc.
Donna Development Co. TX, LP
El Centro Landfill, LP
Frontier Waste Services, L.P.
South Central Texas Land Co. TX, LP
Total Roll-Offs, L.L.C.
Schedule II
Utah Subsidiary Guarantors
Allied Waste Transfer Services of Utah, Inc.
ECDC Environmental, L.C.
Frontier Waste Services (Utah), LLC
Wasatch Regional Landfill, Inc.
Schedule JJ
Virginia Subsidiary Guarantors
Cumberland County Development Company, LLC
Obscurity Land Development, LLC
Schedule KK
Washington Subsidiary Guarantors
Rabanco Companies
Rabanco Recycling, Inc.
Rabanco, Ltd.
Regional Disposal Company
WJR Environmental, Inc.

EXHIBIT I
July 14, 2006
Allied Waste North America, Inc.
Suite 100
15880 North Greenway-Hayden Loop
Scottsdale, Arizona 85260
Ladies and Gentlemen:
     We have acted as special Alabama counsel to GEK, Inc., an Alabama corporation, Alabama Recycling Services, Inc., an Alabama corporation, and Autauga County Landfill, LLC, an Alabama limited liability company (the “Guarantors”), in connection with their execution of the Senior Guarantees (the “Guarantees”) hereinafter described. In this capacity, we have examined the following documents:
(a)	Senior Guarantees (undated) by Allied Waste North America, Inc. (“Allied”), Guarantors and certain other named guarantors in connection with Allied’s $600,000,000 7-1/8% Senior Notes due 2016;

(b)	The Senior Notes (undated) Nos. 1, 2 and 3 described in subparagraph (a) above (the “Exchange Notes”);

(c)	Certain provisions and definitions contained in a copy of the Senior Indenture expressly referred to in the Guarantees (being a Senior Indenture among Allied, U.S. Bank National Association, as trustee (“Trustee”) and the guarantors named therein dated as of December 23, 1998, and an unsigned copy of Seventeenth Supplemental Indenture dated May 17, 2006 among Allied, Trustee and the guarantors named therein).
     All documents referred to in subparagraphs (a) — (c) above are hereinafter referred to collectively as the “Reviewed Documents.” Additionally, we have examined originals or copies, certified to our satisfaction, of the following:
(i)	With respect to GEK, Inc., a Certificate of Existence issued by the Secretary of State of Alabama dated June 12, 2006 and a Certificate of Good Standing issued by the Alabama Department of Revenue dated June 20, 2006;

Allied Waste North America, Inc.
July 14, 2006

(ii)	With respect to Alabama Recycling Services, Inc., a Certificate of Existence issued by the Secretary of State of Alabama dated June 12, 2006 and a Certificate of Good Standing issued by the Alabama Department of Revenue dated June 20, 2006;

(iii)	With respect to Autauga County Landfill, LLC, a Certificate of Existence issued by the Secretary of State of Alabama dated June 12, 2006, and a Certificate of Good Standing by the Alabama Department of Revenue dated June 20, 2006;

(iv)	A copy of the Articles of Incorporation of GEK, Inc. certified by the Alabama Secretary of State as of June 12, 2006;

(v)	A copy of the Articles of Incorporation of Alabama Recycling Services, Inc. certified by the Alabama Secretary of State as of June 12, 2006;

(vi)	A copy of the Articles of Organization of Autauga County Landfill, LLC certified by the Alabama Secretary of State as of June 12, 2006;

(vii)	A copy of the Amended and Restated By-Laws of GEK, Inc. adopted July 7, 2000, and certified to us by its Secretary;

(viii)	A copy of the Amended and Restated By-Laws of Alabama Recycling Services, Inc. adopted August 7, 1998, and certified to us by its Secretary;

(ix)	A copy of the Operating Agreement of Autauga County Landfill, LLC dated September 11, 2003 and certified to us by the Secretary of its Sole Member;

(x)	Minutes of the Board of Directors of the Corporate Guarantors, including GEK, Inc. and Alabama Recycling Services, Inc., dated May 3, 2006, and Minutes of the LLC Governing Bodies of the Limited Liability Company Guarantors, including Autauga County Landfill, LLC, dated May 3, 2006 (the “Minutes”).

(xi)	Guarantors Incumbency Certificate from Jo Lynn White, Secretary of each of the Guarantors, dated June 30, 2006 (the “Incumbency Certificates”).
     The documents referred to in (i) — (iii) above are referred to as the “Certificates of Public Officials” and those referred to in subparagraphs (iv) — (xi) are referred to herein as the “Organizational and Authority Documents.”
     For the purposes of the opinions expressed below, we have assumed the following:

Allied Waste North America, Inc.
July 14, 2006

(a)	All documents submitted to us as originals are authentic, all signatures are genuine, and all documents submitted to us as photostatic, facsimile, certified or notarial copies conform to the originals of such documents.

(b)	There are no amendments or changes to the versions of the Reviewed Documents or the Organizational and Authority Documents reviewed by us, and the Reviewed Documents and the Organizational and Authority Documents reviewed by us are complete and were signed in the form submitted to us.

(c)	The Reviewed Documents have been duly authorized, executed and delivered by all parties thereto (other than Guarantors) and constitute legal, valid and binding obligations of all such parties (other than Guarantors).

(d)	As to factual matters relevant to our opinion, we have relied solely and without independent verification on the matters set forth in the Reviewed Documents and the Organizational and Authority Documents and have not undertaken any independent or special investigation or verification to determine the existence or absence of any facts relevant to our opinion.
     Based upon the foregoing and subject to the qualifications stated herein, we are of the opinion that:
     1. Based solely upon the Organizational and Authority Documents, GEK, Inc. is a corporation under the laws of the State of Alabama. Based solely upon Certificates of Public Officials, GEK, Inc. is validly existing and in good standing under the laws of the State of Alabama.
     2. Based solely upon the Organizational and Authority Documents, Alabama Recycling Services, Inc. is a corporation under the laws of the State of Alabama. Based solely upon Certificates of Public Officials, Alabama Recycling Services, Inc. is validly existing and in good standing under the laws of the State of Alabama.
     3. Based solely upon the Organizational and Authority Documents, Autauga County Landfill, LLC is a limited liability company under the laws of the State of Alabama. Based solely upon Certificates of Public Officials, Autauga County Landfill, LLC is validly existing and in good standing under the laws of the State of Alabama.
     4. The Guarantees of each of the Guarantors have been duly authorized by all necessary corporate, limited liability company or limited partnership action of each respective Guarantor, and when executed in accordance with the terms of the Indenture and upon due

Allied Waste North America, Inc.
July 14, 2006

execution, authentication and delivery of the Exchange Notes against the due tender and delivery to the Trustee of the Outstanding Notes in an aggregate principal amount equal to the aggregate principal amount of the Exchange Notes, each of the Guarantees will be the legally valid and binding obligation of the respective Guarantors, enforceable against such Guarantors in accordance with their terms.
     The opinions in paragraph 4 hereof are subject to the application of (i) bankruptcy, insolvency or other similar laws affecting the rights of creditors generally, and (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law). Also, certain remedies, waivers and other provisions of the Guarantees may not be enforceable, but, subject to the qualifications set forth in the foregoing clauses (i) and (ii), such unenforceability will not preclude the enforcement of the obligation of the Guarantors to pay the principal, interest and other reasonable charges provided for in the Guarantees. Our opinion concerning the enforceability of the Guarantees means that the same constitute an effective contract under applicable law and are not invalid in their entirety because of a specific statutory prohibition or public policy and are not subject in their entirety to a contractual defense and that, subject to the other qualifications in opinion paragraph 4, remedies adequate for the practical realization of the benefits intended to be provided thereby are available against Guarantors if a default exists; however, this opinion does not mean that every provision of the Guarantees will be upheld or enforced in any or each circumstance by a court. We express no opinion with respect to the enforceability of provisions (i) permitting modifications of any agreement only in writing, (ii) stating that the provisions of an agreement are severable or separable, or (iii) providing indemnification for violations of federal or state securities laws, or for the negligent, reckless, fraudulent or otherwise wrongful action of the indemnified party (or its officers, directors, employees or other agents, as the case may be).
     The opinions expressed herein are based upon and are limited to the laws of the State of Alabama, and we express no opinion with respect to the laws of any other state or jurisdiction.
     Our opinions set forth in this letter are based upon the facts in existence and laws in effect on the date hereof, and we expressly disclaim any obligation to update our opinions herein, regardless of whether changes in such facts or laws come to our attention after the delivery hereof.
     This opinion is for your benefit in connection with the transactions contemplated by the Operative Documents and may be relied upon by you and by persons entitled to rely upon it pursuant to Section 11 of the Securities Act of 1933, as amended. We consent to your filing this opinion as an exhibit to Allied’s registration statement on Form S-4 and to the reference of our firm under the heading “Legal Matters.” Otherwise, this opinion may not be relied upon in any manner by any other person or in connection with any other transaction and may not be

Allied Waste North America, Inc.
July 14, 2006

disclosed, quoted, filed with a governmental agency or otherwise referred to without our prior consent.

Very truly yours,

BURR & FORMAN LLP

EXHIBIT II
Fennemore Craig, p.c.
3003 North Central Avenue, Suite 2600
Phoenix, Arizona 85012-2913
July 14, 2006
Allied Waste North America, Inc.
15880 N. Greenway-Hayden Loop
Suite 100
Scottsdale, Arizona 85260
Re: Indenture dated December 23, 1998 (the “Base Indenture”), and the Seventeenth Supplemental Indenture dated May 17, 2006 (the “Seventeenth Supplemental Indenture” and, together with the Base Indenture, the “2016 Indenture”), among Allied Waste North America, Inc. (the “Company”), the Guarantors named therein and U.S. Bank National Association, as Trustee.
Ladies and Gentlemen:
     We have acted as local Arizona counsel to those Guarantors of the 2016 Indenture specified on Schedule A attached hereto (the “Arizona Guarantors” severally and each an “Arizona Guarantor”). Our opinion has been requested in connection with the Senior Guarantees being executed by the Arizona Guarantors (the “Arizona Entity Guarantees”) in connection with

Fennemore Craig, p.c.
Allied Waste North America, Inc.
July 14, 2006

the 2016 Indenture. Capitalized terms used herein and not defined herein have the meanings assigned to them in the 2016 Indenture.
I.	Documents Reviewed.
     In issuing this opinion, we have reviewed copies of the following documents:
(a)	The 2016 Indenture;

(b)	The Arizona Entity Guarantees;

(c)	The Articles of Incorporation for each of the Arizona Guarantors;

(d)	The Bylaws of each of the Arizona Guarantors;

(e)	Minutes of the Board of Directors of the Arizona Guarantors relating to the Guarantees; and

(f)	A Certificate of Good Standing issued for each of the Arizona Guarantors by the Arizona Corporation Commission (the “Good Standing Certificates”).
II.	Assumptions.
     With your permission, we have made the following assumptions in connection with this opinion. We have made these assumptions without independent verification, and with the understanding that we are under no duty to inquire or investigate regarding such matters.
     (i) The genuineness of all signatures;
     (ii) The conformity with the original documents of all documents submitted to us as copies;
     (iii) The parties to the 2016 Indenture, the Exchange Notes, the Senior Guarantees and the other documents called for to be executed pursuant to the 2016 Indenture (other than the Arizona Guarantors) have been duly formed and are validly existing entities in good standing under the laws of all applicable jurisdictions and have the corporate, partnership or limited liability authority to enter into and perform under such documents;
     (iv) The 2016 Indenture, the Exchange Notes, the Senior Guarantees and the other documents called for to be executed pursuant to the 2016 Indenture (other than the Arizona Entity Guarantees) have been duly authorized by the parties thereto;

Fennemore Craig, p.c.
Allied Waste North America, Inc.
July 14, 2006

     (v) The 2016 Indenture, the Exchange Notes, the Senior Guarantees and the other documents called for to be executed pursuant to the 2016 Indenture (specifically including the Arizona Entity Guarantees) have been duly executed and delivered by the parties thereto:
     (vi) The 2016 Indenture, the Exchange Notes, Senior Guarantees and the other documents called for to be executed pursuant to the 2016 Indenture (other than the Arizona Entity Guarantees) are valid, binding and enforceable against the parties thereto;
     (v) All parties will enforce their respective rights in good faith and in circumstances and in a manner that are commercially reasonable and in accordance with applicable law;
     (vi) The laws of the State of New York (which by the terms of the Arizona Entity Guarantees are applicable such documents) are identical to the laws of the State of Arizona.; and
     (vii) The Arizona Entity Guarantees accurately and completely describe and contain the parties’ mutual intent, understanding, and business purposes, and that there are no oral or written statements, agreements, understandings, or negotiations that modify or vary any of the terms thereof.
III.	Opinions.
     Subject to the foregoing and the qualifications and limitations specified below, we are of the opinion that:
     (1) Each of the Arizona Guarantors is a corporation under the corporate laws of the State of Arizona. Based on the Good Standing Certificates, we confirm that each of the Arizona Guarantors is validly existing and in good standing under the laws of the Stare of Arizona.
     (2) The Arizona Entity Guarantees have been duly authorized by all necessary corporate action of each respective Arizona Guarantor, and when executed in accordance with the terms of the 2016 Indenture and upon due execution, authentication and delivery of the Exchange Notes against the due tender and delivery of the Notes to the Trustee in an aggregate principal amount equal to the aggregate amount of the Exchange Notes, each of the Arizona Entity Guarantees will be the legally valid and binding obligation of the respective Arizona Guarantor, enforceable against such Arizona Guarantor in accordance with its terms.
IV.	Qualifications and Limitations.
     The opinions set forth above are subject to the following qualifications and limitations:
     a. The enforceability of the Arizona Entity Guarantees may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, and other laws relating to or affecting the rights of creditors generally, including, without limitation, laws involving

Fennemore Craig, p.c.
Allied Waste North America, Inc.
July 14, 2006

conveyances in fraud of creditors and cases under such laws holding that there is not fair consideration for guarantees by a subsidiary of the debts of its parent..
     b. The enforceability of the Arizona Entity Guarantees is subject to general principles of equity.
     c. The enforceability of Arizona Entity Guarantees is subject to qualification that certain waivers, procedures, remedies, and other provisions of the Arizona Entity Guarantees may be unenforceable under or limited by the law of the State of Arizona; however, such possible unenforceability or limitations will not render the Arizona Entity Guarantees invalid as a whole or substantially prevent the practical realization of the principal benefits intended by the Arizona Entity Guarantees (except for the economic consequences of procedural or other delay).
     d. We express no opinion as to the perfection or priority liens or security.
     e. The opinions expressed in this letter are based upon the law and facts in effect on the date hereof, and we assume no obligation to update, revise, or supplement this opinion.
     We are licensed to practice law only in the State of Arizona. We express no opinion as to the laws of any jurisdiction other than the laws of the State of Arizona and the United States of America. The opinions expressed above concern only the effect of the laws of the State of Arizona and the United States of America as currently in effect. We assume no obligation to supplement this opinion letter if any applicable laws change after the date of this opinion letter, or if we become aware of any facts that might change the opinions expressed above after the date of this opinion letter.
     This opinion may be relied upon by you and by the persons entitled to rely upon it pursuant to the applicable provisions of federal securities laws. We consent to your filing this opinion as an exhibit to the Company’s registration statement on Form S-4 and to the reference of our firm under the heading “Legal Matters.
Very truly yours,
FENNEMORE CRAIG, P.C.
KCM/JEM

Fennemore Craig, p.c.
Allied Waste North America, Inc.
July 14, 2006

SCHEDULE A
Allied Waste Industries (Arizona), Inc., an Arizona corporation
Allied Waste Industries (Southwest), Inc., an Arizona corporation
Apache Junction Landfill Corporation, an Arizona corporation
Central Arizona Transfer, Inc., an Arizona corporation
Mesa Disposal, Inc., an Arizona corporation
Midway Development Company, Inc., an Arizona corporation
Pinal County Landfill Corp., an Arizona corporation
Summit Waste Systems, Inc., an Arizona corporation
Tri-State Refuse Corporation, an Arizona corporation

EXHIBIT III
FAEGRE & BENSON LLP
3200 Wells Fargo Center, 1700 Lincoln Street
Denver, Colorado 80203-4532
TELEPHONE 303.607.3500
FACSIMILE 303.607.3600
www.faegre.com
July 14, 2006
Allied Waste North America, Inc.
15880 N. Greenway-Hayden Loop, Suite 100
Scottsdale, Arizona 85260
Ladies and Gentlemen:
     We have acted as special local counsel in the State of Colorado to Allied Waste Systems of Colorado, LLC, a Colorado limited liability company (“Allied Colorado”), Bunting Trash Service, Inc., a Colorado corporation (“Bunting”), Denver RL North, Inc., a Colorado corporation (“Denver RL”), and Frontier Waste Services (Colorado), LLC, a Colorado limited liability company (“Frontier” and, together with Allied Colorado, Bunting and Denver RL, each a “Guarantor” and collectively, the “Guarantors”) in connection with the registration of $600,000,000 in aggregate principal amount of 7-1/8% Senior Notes due 2016 (the “Exchange Notes”) by Allied Waste North America, Inc., a Delaware corporation (the “Company”), and the guarantees of the Exchange Notes (each a “Guarantee” and collectively, the “Guarantees”) by the Guarantors and other guarantors, under the Securities Act of 1933, as amended, on Form S-4 filed with the Securities and Exchange Commission on July 14, 2006 (the “Registration Statement”). The Exchange Notes and the related Guarantees will be issued pursuant to the Seventeenth Supplemental Indenture, dated May 17, 2006, as amended by the Supplemental Indenture to the Seventeenth Supplemental Indenture, dated July 11, 2006 (the “Seventeenth Supplemental Indenture”) to an indenture, dated December 23, 1998 (the “Base Indenture” and, together with the Seventeenth Supplemental Indenture, the “Indenture”), by and among the Company, the Guarantors and other guarantors, and U.S. Bank National Association, as trustee. The Indenture, the Exchange Notes, and the Guarantees are sometimes referred to herein collectively as the “Operative Documents.” Capitalized terms used herein without definition have the meanings assigned to them in the Indenture.
     In rendering this opinion, we have examined, among other things, copies of the following documents:
a.	the Guarantees;

b.	the Indenture;

c.	the Exchange Notes;
Colorado            Minnesota            Iowa            London            Frankfurt            Shanghai

Allied Waste North America, Inc.
July 14, 2006

d.	copies of (a) the minutes of the meeting of the members of Allied Colorado, dated July 11, 2006, approving the Guarantee being provided by Allied Colorado, as provided to us by Latham & Watkins LLP, counsel to the Company (“Latham & Watkins”), (b) the Articles of Organization of Allied Colorado, as filed with the Secretary of State of the State of Colorado on May 12, 2006, and (c) the Operating Agreement of Allied Colorado, dated May 12, 2006, as provided to us by Latham & Watkins;

e.	copies of (a) the minutes of the meeting of the Board of Directors of Bunting, dated May 3, 2006, approving the Guarantee being provided by Bunting, as provided to us by Latham & Watkins, (b) the Articles of Incorporation of Bunting, as filed with the Secretary of State of the State of Colorado on July 19, 1977, and (c) the Amended and Restated By-Laws of Bunting, dated July 7, 2000, as provided to us by Latham & Watkins;

f.	copies of (a) the minutes of the meeting of the Board of Directors of Denver RL, dated May 3, 2006, approving the Guarantee being provided by Denver RL, as provided to us by Latham & Watkins, (b) the Articles of Incorporation of Denver RL, as filed with the Secretary of State of the State of Colorado on March 27, 2000, and (c) the By-Laws of Denver RL, dated March 27, 2000, as provided to us by Latham & Watkins; and

g.	copies of (a) the minutes of the meeting of the members of Frontier, dated May 3, 2006, approving the Guarantee being provided by Frontier, as provided to us by Latham & Watkins, (b) the Articles of Organization of Frontier, as filed with the Secretary of State of the State of Colorado on April 25, 2001, and (c) the Operating Agreement of Frontier, dated May 17, 2001, as provided to us by Latham & Watkins.
     As to any facts material to our opinions expressed below, we have relied upon the assumptions set forth elsewhere herein and upon the originals, or copies authenticated to our satisfaction, of such certificates of the Guarantors and public officials, and such corporate records, documents and other instruments as in our judgment are necessary or appropriate to enable us to render the opinions expressed below, in each case without independent verification thereof.
     While we have not conducted any independent verification of facts upon which our opinions are based, we confirm that we do not have any actual knowledge which has caused us to conclude that our reliance cited above is unwarranted. Whenever a statement is qualified by “known to us” or a similar phrase, it is intended to indicate that those attorneys in this firm responsible for preparing this opinion, after consultation with such other attorneys in the firm and review of such documents in our possession as they considered appropriate, do not have current actual knowledge of the inaccuracy of such statement. However, except as otherwise expressly indicated, we have not undertaken any independent investigation to determine the accuracy of such statement.

Allied Waste North America, Inc.
July 14, 2006

     In giving the opinions below, we have relied, without investigation, on the following assumptions:
a.	Natural persons who are involved on behalf of the Guarantors have sufficient legal capacity to enter into and perform the Guarantees.

b.	The Indenture and each Exchange Note constitute the legal, valid, and binding obligations of the Company, enforceable against the Company in accordance with their terms.

c.	Each document submitted to us for review is accurate and complete, each document submitted to us as an original is authentic, and each document submitted to us as a copy conforms to an authentic original of the executed document, and all signatures on each such document are genuine.
     Based upon the foregoing, and subject to the qualifications set forth below, we are of the opinion that:
1.	Each of Bunting and Denver RL is a corporation duly organized, validly existing, and in good standing under the laws of the State of Colorado. Each of Allied Colorado and Frontier is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Colorado.

2.	Each Guarantee, and the execution and delivery thereof, has been duly authorized by all corporate or limited liability company action, as applicable, by the respective Guarantor.
     The opinions set forth above are subject to the following qualifications and assumptions:
a.	We are authorized to practice law in the State of Colorado and do not hold ourselves out as experts on the law of any state other than the State of Colorado. Consequently, the foregoing opinions are limited to the laws of the State of Colorado, and we express no opinion as to federal laws or the laws of any other state or jurisdiction. Except as expressly set forth herein, we express no opinion as to whether, or the extent to which, the laws of any particular jurisdiction apply to the subject matter hereof.

b.	Our opinion in paragraph 1 above as to the existence and good standing of the Guarantors is based solely upon good standing certificates issued by the Secretary of State of the State of Colorado on June 12, 2006.

c.	The opinions expressed do not address any of the following:
(i)	the statutes and ordinances, administrative decisions, and the rules and regulations of counties, towns, municipalities, and special political subdivisions (whether created or enabled through legislative action at the

Allied Waste North America, Inc.
July 14, 2006

federal, state, or regional level) and judicial decisions to the extent that they deal with the foregoing;
(ii)	fraudulent transfer and fraudulent conveyance laws; or

(iii)	usury laws.
d.	We express no opinion with respect to the financial status or the financial ability of any of the Guarantors to meet its obligations under the applicable Guarantee.

e.	We express no opinion as to whether a subsidiary may guarantee or otherwise become liable for indebtedness incurred by its parent, except to the extent that such subsidiary may be determined to have benefited from the incurrence of such indebtedness, or whether such benefit may be measured other than by the extent to which the proceeds of the indebtedness incurred by the parent are directly or indirectly made available to such subsidiary for its corporate purposes.

f.	We express no opinion as to, and assume no obligation to advise you of, any subsequent changes in the laws of the State of Colorado applicable to the matters set forth in this opinion or any subsequent changes in the facts on which this opinion is rendered. Our opinion is limited to the matters stated herein, and no opinion is implied or may be inferred beyond the matters expressly stated herein.
     This opinion is for the Company’s benefit in connection with the transactions contemplated by the Operative Documents and may be relied upon only by the Company, by Latham & Watkins in connection with its opinion to you dated the date hereof to which our opinion will be attached as Exhibit III, and by persons entitled to rely upon it pursuant to the applicable provisions of federal securities laws. This opinion may not be relied upon by any other person or for any other purpose without our express written consent. We consent to the filing by the Company of this opinion as an exhibit to the Company’s registration statement on Form S-4 and to the reference of our firm under the heading “Legal Matters.” However, this consent should not be construed as an indication that we are within the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

Very truly yours,

FAEGRE & BENSON LLP

By:	/s/ Douglas R. Wright

Douglas R. Wright

EXHIBIT IV

HUNTON & WILLIAMS LLP
1111 BRICKELL AVENUE
SUITE 2500
MIAMI, FLORIDA 33131-1802

TEL 305 • 810 • 2500
FAX 305 • 810 • 2460

ABIGAIL WATTS-FITZGERALD
DIRECT DIAL: 305-810-2513
EMAIL: awf@hunton.com

FILE NO: 32746.146
July 14, 2006
Privileged and Confidential
Attorney Work Product
Allied Waste North America, Inc.
15880 N. Greenway-Hayden Loop
Suite 100
Scottsdale, Arizona 85260
Allied Waste North America, Inc., et al.
Registration Statement on Form S-4 (Reg. No. 333____)
Ladies and Gentlemen:
     In connection with the registration of $600,000,000 in aggregate principal amount of 7 1/8 % Senior Notes due 2016 (the “Exchange Notes”) by Allied Waste North America, Inc., a Delaware corporation (the “Company”), and the guarantees of the Exchange Notes by Allied Waste Industries, Inc., a Delaware corporation, and certain of its affiliates and subsidiaries (collectively, the “Guarantors”), under the Securities Act of 1933, as amended, on Form S-4 filed with the Securities and Exchange Commission on July 14, 2006, as amended (the “Registration Statement”), we have acted as your special Florida counsel, and you have requested our opinion, with respect to the matters set forth below relating to the entities identified on Schedule A to this opinion (the “Identified Guarantors”) and the guarantees of such Identified Guarantors endorsed on the Exchange Notes (the “Guarantees”).
     The Exchange Notes and the Guarantees will be issued pursuant to a seventeenth supplemental indenture dated May 17, 2006, as supplemented by a supplemental indenture thereto dated July 11, 2006 (the “Seventeenth Supplemental Indenture”), to an indenture, dated December 23, 1998 (the “Base Indenture”, which together with the Seventeenth Supplemental Indenture is referred to herein as the “Indenture”), among the Company, the Guarantors and U.S. Bank National Association, as trustee. The Exchange Notes and the Guarantees will be issued in exchange for the Company’s outstanding 71/8% Senior Notes due 2016 on the terms

Allied Waste North America, Inc.
July 14, 2006

set forth in the prospectus contained in the Registration Statement and the letter of transmittal filed as an exhibit thereto. The Indenture, the Exchange Notes, the 2016 Offering Memorandum and the Guarantees are sometimes referred to herein as the “Operative Documents”, and the transactions contemplated by the Operative Documents are sometimes referred to herein as the “Transactions”. Capitalized terms used herein without definition have the meanings assigned to them in the Indenture.
     In connection with this opinion, we have examined each of the following documents (the “Opinion Documents”):
1.	For each corporate Identified Guarantor listed on Schedule A, (i) a copy of the Articles of Incorporation, and any amendments thereto, on file with and certified by the Florida Secretary of State on June 6, 2006 (the “Charter”), (ii) the bylaws of each such corporate Identified Guarantor (the “Bylaws”) (such Bylaws being further identified on Schedule A), and (iii) a Certificate of Good Standing for each corporate Identified Guarantor issued by the Florida Secretary of State on June 5, 2006 (the “Corporate Good Standing Certificates”);

2.	For the limited liability company Identified Guarantor listed on Schedule A, a copy of the Articles of Organization, and any amendments thereto, on file with and certified by the Florida Secretary of State on June 6, 2006 (the “LLC Articles”), (ii) the operating agreement of such limited liability company Identified Guarantor (the “LLC Agreement”) (such agreement being further identified on Schedule A), and (iii) a Certificate of Good Standing issued by the Florida Secretary of State on June 5, 2006 (the “LLC Good Standing Certificates”);

3.	A copy of minutes of a meeting of the members of the Board of Directors of each of the corporate Identified Guarantors conducted on May 3, 2006, containing resolutions pertaining to the Transactions (the “Corporate Minutes”);

4.	A copy of minutes of a meeting of all of the managing members or members or other governing body of the limited liability company Identified Guarantor conducted on May 3, 2006, containing resolutions pertaining to the Transactions (the “LLC Minutes”, and together with the Corporate Minutes, the “Minutes”); and

5.	A copy of the Indenture.

Allied Waste North America, Inc.
July 14, 2006

     All of the Opinion Documents, other than those certified by the Florida Secretary of State, were electronically delivered to us from Latham & Watkins LLP via e-mail from June 2, 2006 to the date hereof. We have examined no documents or instruments other than the Opinion Documents and are relying solely on the foregoing in rendering the opinions set forth in this letter, subject to the limitations, assumptions and qualifications set forth below.
     General Assumptions. For purposes of the opinions expressed below, we have assumed the following:
(i)	the authenticity of all Opinion Documents submitted to us as originals;

(ii)	the conformity to the originals of all Opinion Documents submitted as certified or photostatic copies and the authenticity of the originals thereof;

(iii)	the legal capacity of natural persons;

(iv)	the genuineness of all signatures; and

(v)	the due authorization, execution and delivery of the Indenture by all parties thereto and the validity, binding effect and enforceability thereof.
     Entity Formality Assumptions. For purposes of the opinions expressed below, we also have assumed the following:
(i)	the copy of the Bylaws of each corporate Identified Guarantor provided to us is a complete and correct copy of the bylaws of such corporation in effect at the time of the adoption of the resolutions recited in the Corporate Minutes, and that such Bylaws have not been amended or rescinded since such date and continue in such form in full force and effect;

(ii)	the copy of the LLC Agreement of the limited liability company Identified Guarantor provided to us is a complete and correct copy of such agreement, that no other agreement among the members or managers of such limited liability company exists that would contradict or supplement such LLC Agreement as it pertains to the matters addressed in this opinion, that such LLC Agreement was in effect at the time of the adoption of the resolutions recited in the LLC Minutes, and that such

Allied Waste North America, Inc.
July 14, 2006

LLC Agreement has not been amended or rescinded since such date and continues in such form in full force and effect;

(iii)	the resolutions contained in the Corporate Minutes were adopted at a duly called and conducted meeting of directors of each corporate Identified Guarantor for which appropriate notice was given or waived and at which a quorum was present, in compliance with the Florida Business Corporation Act (the “Act”), the Charter and the Bylaws of such Identified Guarantor, that the persons approving such resolutions were the duly elected directors of such Identified Guarantor at such time, and that such resolutions were adopted by a vote of at least the number of affirmative votes required under the Act, the Charter and the Bylaws of such Identified Guarantor;

(iv)	the resolutions contained in the LLC Minutes were adopted at a duly called and conducted meeting of the sole member of the limited liability company Identified Guarantor, for which appropriate notice was given or waived and in compliance with the Florida Limited Liability Company Act (the “Company Act”), the LLC Articles and the LLC Agreement of such Identified Guarantor and that the persons approving such resolutions were authorized to act for such member of such Identified Guarantor at such time; and

(v)	the resolutions contained in the Minutes are the only resolutions of the Identified Guarantors that relate to the Transactions, and such resolutions have not been amended or rescinded.
Form of Note and Guarantee Assumptions. For the purposes of the opinions expressed below, we also have assumed the following:
(i)	the Exchange Notes conform to the description of the Series B Notes in the Seventeenth Supplemental Indenture;

(ii)	the Guarantees conform to the form of Senior Guarantee described in Section 2.3 of the Base Indenture; and

(iii)	the Guarantees conform to the requirements of the 2016 Registration Rights Agreement, as defined in the Minutes.

Allied Waste North America, Inc.
July 14, 2006

     Based upon and subject to the assumptions, limitations, qualifications and exceptions contained in this letter, and in reliance on the certificates of public officials identified above as to the matters addressed therein, we are of the opinion that:
     1. Each corporate Identified Guarantor has been duly incorporated and, based solely on the applicable Corporate Good Standing Certificate, is validly existing and in good standing under the laws of the State of Florida; and the limited liability company Identified Guarantor has been duly formed and, based solely on the applicable LLC Good Standing Certificate, is validly existing and in good standing under the laws of the State of Florida.
     2. The Guarantees of the Identified Guarantors, and the execution and delivery thereof, have been duly authorized by all necessary corporate or limited liability company action, as applicable, by the Identified Guarantors.
     While certain members of this firm are admitted to practice in other jurisdictions, in this opinion letter we do not express any opinion covering any law other than the laws of the State of Florida.
     This opinion is for your benefit in connection with the Transactions. We consent to your filing this opinion as an exhibit to the Registration Statement and to the reference of our firm in the Registration Statement under the heading “Legal Matters.” In giving this consent, we do not admit that we are within the category of persons whose consent is required by Section 7 of the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder by the Securities and Exchange Commission. Except as otherwise provided in this paragraph, the opinions set forth in this letter may not be quoted or relied on by, nor copies delivered to, any other person or entity or used for any other purpose without our prior written consent.
Very truly yours,
/s/ HUNTON & WILLIAMS LLP
08540

Allied Waste North America, Inc.
July 14, 2006

SCHEDULE A
IDENTIFIED GUARANTORS

Name	Bylaws or Operating Agreement
Allied Waste Transfer Services of Florida, LLC	Operating Agreement dated August 2, 2005, executed by Browning-Ferris Industries, LLC, as the sole member

Delta Dade Recycling Corp.	Amended and Restated Bylaws dated July 1, 2001, executed by Jo Lynn White as Secretary

Delta Resources Corp.	Amended and Restated Bylaws dated July 1, 2001, executed by Jo Lynn White as Secretary

Delta Site Development Corp.	Amended and Restated Bylaws dated July 1, 2001, executed by Jo Lynn White as Secretary

Delta Waste Corp.	Amended and Restated Bylaws dated July 1, 2001, executed by Jo Lynn White as Secretary

Gulfcoast Waste Service, Inc.	Amended and Restated Bylaws dated June 21, 2000, executed by Jo Lynn White as Secretary

Manumit of Florida, Inc.	Amended and Restated Bylaws dated November 2, 1998, executed by Jo Lynn White as Secretary

EXHIBIT V

HUNTON & WILLIAMS LLP
RIVERFRONT PLAZA, EAST TOWER
951 EAST BYRD STREET
RICHMOND, VIRGINIA 23219-4074

TEL 804 • 788 • 8200
FAX 804 • 788 • 8218

DIRECT DIAL: 202-778-2221
EMAIL: jratino@hunton.com

FILE NO: 99999.000309
July 14, 2006
Allied Waste North America, Inc.
15880 N. Greenway-Hayden Loop
Suite 100
Scottsdale, Arizona 85260
Allied Waste North America, Inc., et al.
Registration Statement on Form S-4 (Reg. No. ___________).
Ladies and Gentlemen:
     In connection with the registration of $600,000,000 in aggregate principal amount of 7 1/8% Series B Senior Notes due 2016 (the “Exchange Notes”) by Allied Waste North America, Inc., a Delaware corporation (the “Company”), and the guarantees of the Exchange Notes by Allied Waste Industries, Inc., a Delaware corporation, and certain of its affiliates and subsidiaries (collectively, the “Guarantors”), under the Securities Act of 1933, as amended, on Form S-4 filed with the Securities and Exchange Commission on July 14, 2006, as amended (the “Registration Statement”), we have acted as your special Maryland counsel, and you have requested our opinion, with respect to the matters set forth below relating to the entities identified on Schedule A to this opinion (the “Identified Guarantors”) and the guarantees of such Identified Guarantors endorsed on the Exchange Notes (the “Guarantees”).
     The Exchange Notes and the Guarantees will be issued pursuant to a seventeenth supplemental indenture, dated May 17, 2006, as supplemented by a supplemental indenture thereto, dated as of July 11, 2006 (collectively, the “Seventeenth Supplemental Indenture”), to an indenture, dated December 23, 1998 (the “Base Indenture”, which together with the Seventeenth Supplemental Indenture is referred to herein as the “Indenture”), among the Company, the Guarantors and U.S. Bank National Association, a national banking association, as trustee. The Exchange Notes and the Guarantees will be issued in exchange for the Company’s outstanding

Allied Waste North America, Inc.
July 14, 2006

7 1/8 % Series A Senior Notes due 2016 on the terms set forth in the prospectus contained in the Registration Statement and the letter of transmittal filed as an exhibit thereto. The Indenture, the Exchange Notes, and the Guarantees are sometimes referred to herein as the “Operative Documents”, and the transactions contemplated by the Operative Documents are sometimes referred to herein as the “Transactions”. Capitalized terms used herein without definition have the meanings assigned to them in the Indenture.
     In connection with this opinion, we have examined each of the following documents (the “Opinion Documents”):
1.	For the corporate Identified Guarantor listed on Schedule A, (i) a copy of the Articles of Incorporation, and any amendments thereto, on file with and certified by the State of Maryland Department of Assessments and Taxation on the date set forth on Schedule A (the “Charter”), (ii) the amended and restated bylaws of such corporate Identified Guarantor (the “Bylaws”), and (iii) a Certificate of Good Standing for such corporate Identified Guarantor issued by the State of Maryland Department of Assessments and Taxation on the date set forth on Schedule A (the “Corporate Good Standing Certificate”);

2.	For the limited liability company Identified Guarantor listed on Schedule A, a copy of the Articles of Organization, and any amendments thereto, on file with and certified by the State of Maryland Department of Assessments and Taxation on the date set forth on Schedule A (the “LLC Articles”), (ii) the operating agreement of such limited liability company Identified Guarantor (the “LLC Agreement”) (such agreement being further identified on Schedule A), and (iii) a Certificate of Good Standing for such limited liability company Identified Guarantor issued by the State of Maryland Department of Assessments and Taxation on the date set forth on Schedule A (the “LLC Good Standing Certificate”);

3.	A copy of the Minutes of the Board of Directors of the Corporate Guarantors conducted on May 3, 2006, containing resolutions pertaining to the Transactions (the “Corporate Minutes”);

4.	A copy of the Minutes of the LLC Governing Bodies of the Limited Liability Company Guarantors conducted on May 3, 2006, containing resolutions pertaining to the Transactions (the “LLC Minutes”, and together with the Corporate Minutes, the “Minutes”); and

Allied Waste North America, Inc.
July 14, 2006

5.	A copy of the Indenture.
     All of the Opinion Documents, other than those certified by the State of Maryland Department of Assessments and Taxation, were electronically delivered to us from Latham & Watkins LLP via e-mail from June 3, 2006 to the date hereof. We have examined no documents or instruments other than the Opinion Documents and are relying solely on the foregoing in rendering the opinions set forth in this letter, subject to the limitations, assumptions and qualifications set forth below.
     General Assumptions. For purposes of the opinions expressed below, we have assumed the following:
     (i) the authenticity of all Opinion Documents submitted to us as originals;
     (ii) the conformity to the originals of all Opinion Documents submitted as certified or photostatic copies and the authenticity of the originals thereof;
     (iii) the legal capacity of natural persons;
     (iv) the genuineness of all signatures; and
     (v) the due authorization, execution and delivery of the Indenture by all parties thereto and the validity, binding effect and enforceability thereof.
     Entity Formality Assumptions. For purposes of the opinions expressed below, we also have assumed the following:
     (i) the copy of the Bylaws of the corporate Identified Guarantor provided to us is a complete and correct copy of the bylaws of such corporation in effect at the time of the adoption of the resolutions recited in the Corporate Minutes, and that such Bylaws have not been amended or rescinded since such date and continue in such form in full force and effect;
     (ii) the copy of the LLC Agreement of the limited liability company Identified Guarantor provided to us is a complete and correct copy of such agreement, that no other agreement among the members or managers of such limited liability company exists that would contradict or supplement such LLC Agreement as it pertains to the matters addressed in this opinion, and that such LLC Agreement was in effect at the time of the adoption of the resolutions recited in the LLC Minutes, and that such LLC Agreement has not been amended or rescinded since such date and continues in such form in full force and effect;

Allied Waste North America, Inc.
July 14, 2006

     (iii) the resolutions contained in the Corporate Minutes were adopted at a duly called and conducted meeting of directors of the corporate Identified Guarantor for which appropriate notice was given or waived and at which a quorum was present, in compliance with the Maryland General Corporation Law, the Charter and the Bylaws of such Identified Guarantor, that the persons approving such resolutions were the duly elected directors of such Identified Guarantor at such time, and that such resolutions were adopted by a vote of at least the number of affirmative votes required under the Maryland General Corporation Law, the Charter and the Bylaws of such corporate Identified Guarantor;
     (iv) the resolutions contained in the LLC Minutes were adopted at a duly called and conducted meeting of the sole member of the limited liability company Identified Guarantor, for which appropriate notice was given or waived and in compliance with the Maryland Limited Liability Company Act, the LLC Articles and the LLC Agreement of such limited liability company Identified Guarantor and that the persons approving such resolutions were authorized to act for such member of such limited liability company Identified Guarantor at such time; and
     (v) the resolutions contained in the Minutes are the only resolutions of the Identified Guarantors that relate to the Transactions, and such resolutions have not been amended or rescinded.
     Form of Note and Guarantee Assumptions. For the purposes of the opinions expressed below, we also have assumed the following:
     (i) the Exchange Notes conform to the description of the Series B Notes in the Seventeenth Supplemental Indenture;
     (ii) the Guarantees conform to the form of Senior Guarantee described in Section 2.3 of the Base Indenture; and
     (iii) the Guarantees conform to the requirements of the 2016 Registration Rights Agreement, as defined in the Minutes.
     Based upon and subject to the assumptions, limitations, qualifications and exceptions contained in this letter, and in reliance on the certificates of public officials identified above as to the matters addressed therein, we are of the opinion that:
     1. The corporate Identified Guarantor has been duly incorporated and, based solely on the applicable Corporate Good Standing Certificate, is validly existing and in good standing under the laws of the State of Maryland; and the limited liability company Identified Guarantor

Allied Waste North America, Inc.
July 14, 2006

has been duly formed and, based solely on the applicable LLC Good Standing Certificate, is validly existing and in good standing under the laws of the State of Maryland.
     2. The Guarantees of the Identified Guarantors, and the execution and delivery thereof, have been duly authorized by all necessary corporate, limited liability company or limited partnership action, as applicable, by the Identified Guarantors.
     While certain members of this firm are admitted to practice in other jurisdictions, in this opinion letter we do not express any opinion covering any law other than the laws of the State of Maryland.
     This opinion is for your benefit in connection with the Transactions. We consent to your filing this opinion as an exhibit to the Registration Statement and to the reference of our firm in the Registration Statement under the heading “Legal Matters.” In giving this consent, we do not admit that we are within the category of persons whose consent is required by Section 7 of the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder by the Securities and Exchange Commission. Except as otherwise provided in this paragraph, the opinions set forth in this letter may not be quoted or relied on by, nor copies delivered to, any other person or entity or used for any other purpose without our prior written consent.

Very truly yours,

/s/ Hunton & Williams LLP

Schedule A
A.	Corporate Identified Guarantor

Date of Corporate
	Date of	Good
Name	Certified Charter	Standing Certificate
Browning-Ferris, Inc., a Maryland corporation	June 23, 2006	June 22, 2006
B.	Limited Liability Company Identified Guarantor

Date of
	Certified LLC	Date of LLC Good
Name	Articles	Standing Certificate
Prince George’s County Landfill, LLC, a Maryland limited liability company	June 23, 2006	June 22, 2006

LLC Agreement: Operating Agreement of Prince George’s County Landfill, LLC, executed as of August 22, 2003, by Allied Waste North America, Inc., as its sole member

EXHIBIT VI

HUNTON & WILLIAMS LLP
POST OFFICE BOX 109
RALEIGH, NORTH CAROLINA 27602

TEL 919 • 899 • 3000
FAX 919 • 833 • 6352

FILE NO: 32746.146
July 14, 2006
Allied Waste North America, Inc.
15880 N. Greenway-Hayden Loop
Suite 100
Scottsdale, Arizona 85260
Allied Waste North America, Inc., et al.
Registration Statement on Form S-4 (Reg. No. 333-                    )
Ladies and Gentlemen:
     In connection with the registration of $600,000,000 in aggregate principal amount of 7 1/8% Series B Senior Notes due 2016 (the “Exchange Notes”) by Allied Waste North America, Inc., a Delaware corporation (the “Company”), and the guarantees of the Exchange Notes by Allied Waste Industries, Inc., a Delaware corporation, and certain of its affiliates and subsidiaries (collectively, the “Guarantors”), under the Securities Act of 1933, as amended, on Form S-4 filed with the Securities and Exchange Commission on July 14, 2006, as amended (the “Registration Statement”), we have acted as your special North Carolina counsel, and you have requested our opinion, with respect to the matters set forth below relating to the entities identified on Schedule A to this opinion (the “Identified Guarantors”) and the guarantees of such Identified Guarantors endorsed on the Exchange Notes (the “Guarantees”).
     The Exchange Notes and the Guarantees will be issued pursuant to a seventeenth supplemental indenture dated May 17, 2006, as supplemented by a supplemental indenture thereto, dated as of July 11, 2006 (collectively, the “Seventeenth Supplemental Indenture”), to an indenture, dated December 23, 1998 (the “Base Indenture”, which together with the Seventeenth Supplemental Indenture is referred to herein as the “Indenture”), among the Company, the Guarantors and U.S. Bank National Association, as trustee. The Exchange Notes and the Guarantees will be issued in exchange for the Company’s outstanding 7 1/8% Series A Senior Notes due 2016 on the terms set forth in the prospectus contained in the Registration Statement and the letter of transmittal filed as an exhibit thereto. The Indenture, the Exchange Notes, and the Guarantees are sometimes referred to herein as the “Operative Documents”, and the transactions contemplated by the Operative Documents are sometimes referred to herein as the “Transactions”. Capitalized terms used herein without definition have the meanings assigned to them in the Indenture.

Allied Waste North America, Inc.
July 14, 2006

     In connection with this opinion, we have examined each of the following documents (the “Opinion Documents”):
1.	For each corporate Identified Guarantor listed on Schedule A, (i) a copy of the Articles of Incorporation, and any amendments thereto, on file with and certified by the Secretary of State of the State of North Carolina on the date set forth on Schedule A (the “Charter”), (ii) the bylaws of each such corporate Identified Guarantor (the “Bylaws”), and (iii) a Certificate of Existence for each corporate Identified Guarantor issued by the Secretary of State of the State of North Carolina on the date set forth on Schedule A (the “Corporate Good Standing Certificates”);

2.	For the limited liability company Identified Guarantor listed on Schedule A, a copy of the Articles of Organization, and any amendments thereto, on file with and certified by the Secretary of State of the State of North Carolina on the date set forth on Schedule A (the “LLC Articles”), (ii) the operating agreement of such limited liability company Identified Guarantor (the “LLC Agreement”) (such agreement being further identified on Schedule A), and (iii) a Certificate of Existence issued by the Secretary of State of the State of North Carolina on the date set forth on Schedule A (the “LLC Good Standing Certificates”);

3.	A copy of minutes of a meeting of the members of the Board of Directors of each of the corporate Identified Guarantors conducted on May 3, 2006, containing resolutions pertaining to the Transactions (the “Corporate Minutes”);

4.	A copy of minutes of a meeting of all of the managing members or members or other governing body of the limited liability company Identified Guarantor conducted on May 3, 2006, containing resolutions pertaining to the Transactions (the “LLC Minutes”, and together with the Corporate Minutes, the “Minutes”); and

5.	A copy of the Indenture.
     All of the Opinion Documents, other than those certified by the Secretary of State of the State of North Carolina, were electronically delivered to us from Latham & Watkins LLP via e-mail from June 3, 2006, to the date hereof. We have examined no documents or instruments other than the Opinion Documents and are relying solely on the foregoing in rendering the opinions set forth in this letter, subject to the limitations, assumptions and qualifications set forth below.

Allied Waste North America, Inc.
July 14, 2006

     General Assumptions. For purposes of the opinions expressed below, we have assumed the following:
     (i) the authenticity of all Opinion Documents submitted to us as originals;
     (ii) the conformity to the originals of all Opinion Documents submitted as certified or photostatic copies and the authenticity of the originals thereof;
     (iii) the legal capacity of natural persons;
     (iv) the genuineness of all signatures; and
     (v) the due authorization, execution and delivery of the Indenture by all parties thereto and the validity, binding effect and enforceability thereof.
     Entity Formality Assumptions. For purposes of the opinions expressed below, we also have assumed the following:
     (i) the copy of the Bylaws of each corporate Identified Guarantor provided to us is a complete and correct copy of the bylaws of such corporation in effect at the time of the adoption of the resolutions recited in the Corporate Minutes, and that such Bylaws have not been amended or rescinded since such date and continue in such form in full force and effect;
     (ii) the copy of the LLC Agreement of the limited liability company Identified Guarantor provided to us is a complete and correct copy of such agreement, that no other agreement among the members or managers of such limited liability company exists that would contradict or supplement such LLC Agreement as it pertains to the matters addressed in this opinion, that such LLC Agreement was in effect at the time of the adoption of the resolutions recited in the LLC Minutes, and that such LLC Agreement has not been amended or rescinded since such date and continues in such form in full force and effect;
     (iii) the resolutions contained in the Corporate Minutes were adopted at a duly called and conducted meeting of directors of each corporate Identified Guarantor for which appropriate notice was given or waived and at which a quorum was present, in compliance with the North Carolina Business Corporation Act, the Charter and the Bylaws of such Identified Guarantor, that the persons approving such resolutions were the duly elected directors of such Identified Guarantor at such time, and that such resolutions were adopted by a vote of at least the number of affirmative votes required under the North Carolina Business Corporation Act, the Charter and the Bylaws of such Identified Guarantor;

Allied Waste North America, Inc.
July 14, 2006

     (iv) the resolutions contained in the LLC Minutes were adopted at a duly called and conducted meeting of the sole member of the limited liability company Identified Guarantor, for which appropriate notice was given or waived and in compliance with the North Carolina Limited Liability Company Act, the LLC Articles and the LLC Agreement of such Identified Guarantor, and that the persons approving such resolutions were authorized to act for such member of such Identified Guarantor at such time; and
     (v) the resolutions contained in the Minutes are the only resolutions of the Identified Guarantors that relate to the Transactions, and such resolutions have not been amended or rescinded.
     Form of Note and Guarantee Assumptions. For the purposes of the opinions expressed below, we also have assumed the following:
     (i) the Exchange Notes conform to the description of the Series B Notes in the Seventeenth Supplemental Indenture;
     (ii) the Guarantees conform to the form of Senior Guarantee described in Section 2.3 of the Base Indenture; and
     (iii) the Guarantees conform to the requirements of the 2016 Registration Rights Agreement, as defined in the Minutes.
     Based upon and subject to the assumptions, limitations, qualifications and exceptions contained in this letter, and in reliance on the certificates of public officials identified above as to the matters addressed therein, we are of the opinion that:
1.	Each corporate Identified Guarantor has been duly incorporated and, based solely on the applicable Corporate Good Standing Certificate, is validly existing and in good standing under the laws of the State of North Carolina; and the limited liability company Identified Guarantor has been duly formed and, based solely on the applicable LLC Good Standing Certificate, is validly existing and in good standing under the laws of the State of North Carolina.

2.	The Guarantees of the Identified Guarantors, and the execution and delivery thereof, have been duly authorized by all necessary corporate, limited liability company or limited partnership action, as applicable, by the Identified Guarantors.

Allied Waste North America, Inc.
July 14, 2006

     While certain members of this firm are admitted to practice in other jurisdictions, in this opinion letter we do not express any opinion covering any law other than the laws of the State of North Carolina.
     This opinion is for your benefit in connection with the Transactions. We consent to your filing this opinion as an exhibit to the Registration Statement and to the reference of our firm in the Registration Statement under the heading “Legal Matters.” In giving this consent, we do not admit that we are within the category of persons whose consent is required by Section 7 of the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder by the Securities and Exchange Commission. Except as otherwise provided in this paragraph, the opinions set forth in this letter may not be quoted or relied on by, nor copies delivered to, any other person or entity or used for any other purpose without our prior written consent.

Very truly yours,

/s/ Hunton & Williams LLP

Schedule A
A.	Corporate Identified Guarantors

	Date of	Date of Good
Name	Certified Articles	Standing Certificate
Chambers Development of North Carolina, Inc., a North Carolina corporation	June 12, 2006	July 11, 2006

Lake Norman Landfill, Inc., a North Carolina corporation	June 12, 2006	July 11, 2006
B.	Limited Liability Company Identified Guarantors

	Date of	Date of Good
Name	Certified Articles	Standing Certificate
Allied Waste Transfer Services of North Carolina, LLC, a North Carolina limited liability company	June 12, 2006	July 11, 2006

LLC Agreement: Operating Agreement of Allied Waste Transfer Services of North Carolina, LLC, executed as of July 13, 2005, by Browning-Ferris Industries, LLC as the sole member of the Company

Allied Waste Systems of North Carolina, LLC, a North Carolina limited liability company	July 11, 2006	July 11, 2006

LLC Agreement: Operating Agreement of Allied Waste Systems of North Carolina, LLC. executed as of October 14, 2005, by Browning-Ferris Industries, Inc., as the sole member of the Company

EXHIBIT VII

HUNTON & WILLIAMS LLP
1900 K STREET, N.W.
WASHINGTON, D.C. 20006-1109

TEL 202 • 955 • 1500
FAX 202 • 778 • 2201

File no. 32746.000146
July 14, 2006
Allied Waste North America, Inc.
15880 N. Greenway-Hayden Loop
Suite 100
Scottsdale, Arizona 85260
Allied Waste North America, Inc., et al.
Registration Statement on Form S-4 (Reg. No. 333-                    )
Ladies and Gentlemen:
     In connection with the registration of $600,000,000 in aggregate principal amount of 7 1/8% Series B Senior Notes due 2016 (the “Exchange Notes”) by Allied Waste North America, Inc., a Delaware corporation (the “Company”), and the guarantees of the Exchange Notes by Allied Waste Industries, Inc., a Delaware corporation, and certain of its affiliates and subsidiaries (collectively, the “Guarantors”), under the Securities Act of 1933, as amended, on Form S-4 filed with the Securities and Exchange Commission on July 14, 2006 (the “Registration Statement”), we have acted as your special Virginia counsel, and you have requested our opinion with respect to the matters set forth below relating to the entities identified on Schedule A to this opinion (the “Identified Guarantors”) and the Guarantees of such Identified Guarantors endorsed on the Exchange Notes (the “Guarantees”).
     The Exchange Notes and the Guarantee will be issued pursuant to a seventeenth supplemental indenture, dated May 17, 2006, as supplemented by a supplemental indenture thereto, dated as of July 11, 2006 (collectively, the “Seventeenth Supplemental Indenture”) to an indenture, dated December 23, 1998 (the “Base Indenture”, which together with the Seventeenth Supplemental Indenture is referred to herein as the “Indenture”), among the Company, the Guarantors and U.S. Bank National Association, as trustee. The Exchange Notes and the Guarantee will be issued in exchange for the Company’s outstanding 7 1/8% Series A Senior Notes due 2016 on the terms set forth in the prospectus contained in the Registration Statement and the letter of transmittal filed as an exhibit thereto. The Indenture, the Exchange Notes and the Guarantee are sometimes referred to herein as the “Operative Documents”, and the transactions contemplated by the Operative Documents are sometimes referred to herein as the

Allied Waste North America, Inc.
July 14, 2006

“Transactions”. Capitalized terms used herein without definition have the meanings assigned to them in the Indenture.
     In connection with this opinion, we have examined each of the following documents (the “Opinion Documents”):
1.	A copy of the Articles of Organization and any amendments thereto of the Identified Guarantors, on file with and certified by the State Corporation Commission of Virginia (“SCC”) on the respective dates set forth on Schedule A (the “LLC Articles”), (ii) the operating agreement of each such limited liability company Identified Guarantor (the “LLC Agreements”) (such agreement being further identified on Schedule A), and (iii) a Certificate of Existence issued by the SCC on the respective dates set forth on Schedule A (the “LLC Certificate of Existence”);

2.	A copy of minutes of a meeting of the managing member or other governing body of the limited liability company Identified Guarantors conducted on May 3, 2006 and July 11, 2006, containing resolutions pertaining to the Transactions (the “Minutes”); and

3.	A copy of the Indenture.
     All of the Opinion Documents, other than those certified by the SCC, were electronically delivered to us from Latham & Watkins LLP via e-mail from June 2, 2006 to the date hereof. We have examined no documents or instruments other than the Opinion Documents and are relying solely on the foregoing in rendering the opinions set forth in this letter, subject to the limitations, assumptions and qualifications set forth below.
     General Assumptions. For purposes of the opinions expressed below, we have assumed the following:
(i)	the authenticity of all Opinion Documents submitted to us as originals;

(ii)	the conformity to the originals of all Opinion Documents submitted as certified or photostatic copies and the authenticity of the originals thereof;

(iii)	the legal capacity of natural persons;

(iv)	the genuineness of all signatures; and

Allied Waste North America, Inc.
July 14, 2006

(v)	the due authorization, execution and delivery of the Indenture by all parties thereto and the validity, binding effect and enforceability thereof.
     Entity Formality Assumptions. For purposes of the opinions expressed below, we also have assumed the following:
(i)	the copy of the LLC Agreement of the Identified Guarantors provided to us is a complete and correct copy of such agreement, that no other agreement among the members or managers of such limited liability company exists that would contradict or supplement such LLC Agreement as it pertains to the matters addressed in this opinion, and that such LLC Agreement was in effect at the time of the adoption of the resolutions recited in the Minutes, and that such LLC Agreement has not been amended or rescinded since such date and continues in such form in full force and effect;

(ii)	the resolutions contained in the Minutes were adopted at a duly called and conducted meeting of the sole member of the Identified Guarantor, for which appropriate notice was given or waived and in compliance with the Virginia Limited Liability Company Act, the LLC Articles and the LLC Agreement of such Identified Guarantor, and that the persons approving such resolutions were authorized to act for such member of such Identified Guarantor at such time; and

(iii)	the resolutions contained in the Minutes are the only resolutions of the Identified Guarantor that relates to the Transactions, and such resolutions have not been amended or rescinded.
     Form of Note and Guarantee Assumptions. For the purposes of the opinions expressed below, we also have assumed the following:
(i)	the Exchange Notes conform to the description of the Series B Notes in the Sixteenth Supplemental Indenture;

(ii)	the Guarantees conform to the form of Senior Guarantee described in Section 2.3 of the Base Indenture; and

(iii)	the Guarantees conform to the requirements of the 2016 Registration Rights Agreement, as defined in the Minutes.

Allied Waste North America, Inc.
July 14, 2006

     Based upon and subject to the assumptions, limitations, qualifications and exceptions contained in this letter, and in reliance on the certificates of public officials identified above as to the matters addressed therein, we are of the opinion that:
     1. Each limited liability company Identified Guarantor has been duly formed and, based solely on the applicable LLC Certificate of Existence, is validly existing and in good standing under the laws of the Commonwealth of Virginia.
     2. The Guarantees of the Identified Guarantors, and the execution and delivery thereof, have been duly authorized by all necessary limited liability company action by the Identified Guarantors.
     While certain members of this firm are admitted to practice in other jurisdictions, in this opinion letter we do not express any opinion covering any law other than the laws of the Commonwealth of Virginia.
     This opinion is for your benefit in connection with the Transactions. We consent to your filing this opinion as an exhibit to the Registration Statement and to the reference of our firm in the Registration Statement under the heading “Legal Matters.” In giving this consent, we do not admit that we are within the category of persons whose consent is required by Section 7 of the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder by the Securities and Exchange Commission. Except as otherwise provided in this paragraph, the opinions set forth in this letter may not be quoted or relied on by, nor copies delivered to, any other person or entity or used for any other purpose without our prior written consent.
Very truly yours,
/s/ Hunton & Williams LLP

Schedule A
Limited Liability Company Identified Guarantors

	Date of	Date of
	Certificate of	Certificate of
Name	Organization	Existence
Cumberland County Development Company, LLC, a Virginia limited liability company	September 13, 2004, as amended January 31, 2006	June 15, 2006

LLC Agreement: Operating Agreement of Charlotte County Development Company, LLC (the predecessor name of Cumberland Country Development Company, LLC), executed as of September 13, 2004 by Allied Waste North America, Inc., as the sole member of the Company

Obscurity Land Development, LLC, a Virginia limited liability company	June 9, 2006	June 20, 2006

LLC Agreement: Operating Agreement of Obscurity Land Development, LLC, executed as of June 9,2006 by Allied Waste North America, Inc., as the sole member of the Company

EXHIBIT VIII

HUNTON & WILLIAMS LLP
BANK OF AMERICA PLAZA
SUITE 4100
600 PEACHTREE STREET, N.E.
ATLANTA, GEORGIA 30308-2216
TEL 404 • 888 • 4000
FAX 404 • 888 • 4190
FILE NO: 32746.146

July 14, 2006
Allied Waste North America, Inc.
15880 N. Greenway-Hayden Loop
Suite 100
Scottsdale, Arizona 85260
Allied Waste North America, Inc., et al.
Registration Statement on Form S-4 (Reg. No. 333-                    )
Ladies and Gentlemen:
     In connection with the registration of $600,000,000 in aggregate principal amount of 7 1/8% Series B Senior Notes due 2016 (the “Exchange Notes”) by Allied Waste North America, Inc., a Delaware corporation (the “Company”), and the guarantees of the Exchange Notes by Allied Waste Industries, Inc., a Delaware corporation, and certain of its affiliates and subsidiaries (collectively, the “Guarantors”), under the Securities Act of 1933, as amended, on Form S-4 filed with the Securities and Exchange Commission on July 14, 2006, as amended (the “Registration Statement”), we have acted as your special counsel in the State of Georgia, and you have requested our opinion, with respect to the matters set forth below relating to the entities identified on Schedule A to this opinion (the “Identified Guarantors”) and the guarantees of such Identified Guarantors endorsed on the Exchange Notes (the “Guarantees”).
     The Exchange Notes and the Guarantees will be issued pursuant to a seventeenth supplemental indenture, dated May 17, 2006 as supplemented by a supplemental indenture thereto, dated as on July 11, 2006 (collectively, the “Seventeenth Supplemental Indenture”), to an indenture, dated December 23, 1998 (the “Base Indenture”, which together with the Seventeenth Supplemental Indenture is referred to herein as the “Indenture”), among the Company, the Guarantors and U.S. Bank National Association, as trustee. The Exchange Notes and the Guarantees will be issued in exchange for the Company’s outstanding 7 1/8% Series A Senior Notes due 2016 on the terms set forth in the prospectus contained in the Registration Statement and the letter of transmittal filed as an exhibit thereto. The Indenture, the Exchange Notes, and the Guarantees are sometimes referred to herein as the “Operative Documents”, and the transactions contemplated by the Operative Documents are sometimes
ATLANTA BANGKOK BEIJING BRUSSELS CHARLOTTE DALLAS KNOXVILLE
LONDON McLEAN MIAMI NEW YORK NORFOLK RALEIGH RICHMOND SINGAPORE WASHINGTON
www.hunton.com

July 14, 2006

referred to herein as the “Transactions”. Capitalized terms used herein without definition have the meanings assigned to them in the Indenture.
     In connection with this opinion, we have examined each of the following documents (the “Opinion Documents”):
1.	For each corporate Identified Guarantor listed on Schedule A, (i) a copy of the Articles of Incorporation, and any amendments thereto, on file with and certified by the Secretary of State of the State of Georgia (the “Georgia Secretary of State”) on the date set forth on Schedule A (the “Charter”), (ii) the bylaws of each such corporate Identified Guarantor (the “Bylaws”), and (iii) a Certificate of Existence for each corporate Identified Guarantor issued by the Georgia Secretary of State on the date set forth on Schedule A (the “Corporate Good Standing Certificates”);

2.	For the limited liability company Identified Guarantor listed on Schedule A, a copy of the Articles of Organization, and any amendments and corrections thereto, on file with and certified by the Georgia Secretary of State on the date set forth on Schedule A (the “LLC Articles”), (ii) the operating agreement of such limited liability company Identified Guarantor as in effect from the formation of the company until June 19, 2006 (the “Old LLC Agreement”), (iii) the amended and restated operating agreement of such limited liability company Identified Guarantor adopted via the Written Consent (as hereinafter defined) (the “LLC Agreement”), and (iv) a Certificate of Existence issued by the Georgia Secretary of State on the date set forth on Schedule A (the “LLC Good Standing Certificate”);

3.	A copy of minutes of a meeting of the members of the Board of Directors of each of the corporate Identified Guarantors conducted on May 3, 2006, containing resolutions pertaining to the Transactions (the “Corporate Minutes”);

4.	A copy of minutes of a meeting of the sole member of the limited liability company Identified Guarantor conducted on May 3, 2006, containing resolutions pertaining to the Transactions (the “LLC Minutes”);

5.	A copy of the action of the sole member of the limited liability company Identified Guarantor, dated June 19, 2006, containing resolutions pertaining to the correction of the Articles of Organization, the LLC Agreement and the

July 14, 2006

Transactions (the “Written Consent”, and together with the Corporate Minutes and LLC Minutes, the “Minutes”); and

6.	A copy of the Indenture.
     All of the Opinion Documents, other than those certified by the Georgia Secretary of State, were electronically delivered to us from Latham & Watkins LLP via e-mail from June 3, 2006 to the date hereof. We have examined no documents or instruments other than the Opinion Documents and are relying solely on the foregoing in rendering the opinions set forth in this letter, subject to the limitations, assumptions and qualifications set forth below.
General Assumptions. For purposes of the opinions expressed below, we have assumed the following:
(i) the authenticity of all Opinion Documents submitted to us as originals;
(ii) the conformity to the originals of all Opinion Documents submitted as certified or photostatic copies and the authenticity of the originals thereof;
(iii) the legal capacity of natural persons;
(iv) the genuineness of all signatures; and
(v) the due authorization, execution and delivery of the Indenture by all parties thereto and the validity, binding effect and enforceability thereof.
Entity Formality Assumptions. For purposes of the opinions expressed below, we also have assumed the following:
(i) the copy of the Bylaws of each corporate Identified Guarantor provided to us is a complete and correct copy of the bylaws or amended and restated bylaws of such corporation, as the case may be, in effect at the time of the adoption of the resolutions recited in the Corporate Minutes, and that such Bylaws have not been amended or rescinded since such date and continue in such form in full force and effect, and further that there exists no lawful agreement between the stockholders of each corporate Identified Guarantor that would contradict or supplement such Bylaws;
(ii) the copy of the Old LLC Agreement and the LLC Agreement of the limited liability company Identified Guarantor provided to us is a complete and correct copy of

July 14, 2006

such agreement, that no other agreement among the member or officers of such limited liability company exists or existed that would contradict or supplement such Old LLC Agreement or LLC Agreement as then in existence, and as each such agreement pertains to the matters addressed in this opinion, and that such Old LLC Agreement was in effect at the time of the adoption of the resolutions recited in the LLC Minutes and that such LLC Agreement was in effect upon adoption of the resolutions recited in the Written Consent, and that such LLC Agreement has not been amended or rescinded since the date of the Written Consent and continues in such form in full force and effect;
(iii) the resolutions contained in the Corporate Minutes were adopted at a duly called and conducted meeting of directors of each corporate Identified Guarantor for which appropriate notice was given or waived and at which a quorum was present, in compliance with the Georgia Business Corporation Code (“GBCC”), the Charter and the Bylaws of such Identified Guarantor, that the persons approving such resolutions were the duly elected directors of such Identified Guarantor at such time, and that such resolutions were adopted by a vote of at least the number of affirmative votes required under the GBCC, the Charter and the Bylaws of such Identified Guarantor;
(iv) the resolutions contained in the LLC Minutes were adopted at a duly called and conducted meeting of the sole member of the limited liability company Identified Guarantor, for which appropriate notice was given or waived and in compliance with the Georgia Limited Liability Company Act (“GLLCA”), the LLC Articles and the LLC Agreement of such Identified Guarantor, that the persons approving such resolutions were authorized to act for such member of such Identified Guarantor at such time, and that such resolutions were adopted by a vote of at least the number of affirmative votes required under the GLLCA, the LLC Articles and the Old LLC Agreement of such Identified Guarantor;
(v) the persons approving and executing the Written Consent on behalf of the member were authorized to act for such member, and the member was the sole member of the limited liability company Identified Guarantor, at such time;
(vi) the resolutions contained in the Minutes are the only resolutions of the Identified Guarantors that relate to the Transactions, correction to the Articles of Organization of Gateway Landfill, LLC and LLC Agreement, and such resolutions have not been amended or rescinded.

July 14, 2006

Form of Note and Guarantee Assumptions. For the purposes of the opinions expressed below, we also have assumed the following:
(i) the Exchange Notes conform to the description of the Series B Notes in the Seventeenth Supplemental Indenture;
(ii) the Guarantees conform to the form of Senior Guarantee described in Section 2.3 of the Base Indenture; and
(iii) the Guarantees conform to the requirements of the 2016 Registration Rights Agreement, as defined in the Minutes.
Based upon and subject to the assumptions, limitations, qualifications and exceptions contained in this letter, and in reliance on the certificates of public officials identified above as to the matters addressed therein, we are of the opinion that:
     1. Each corporate Identified Guarantor has been duly incorporated and, based solely on the applicable Corporate Good Standing Certificate, is validly existing and is in compliance with the applicable filing and annual registration provisions of the GBCC, and has not filed articles of dissolution, a certificate of cancellation or any other similar documents with the Georgia Secretary of State. The limited liability company Identified Guarantor has been duly formed and, based solely on the applicable LLC Good Standing Certificate, is validly existing and is in compliance with the applicable filing and annual registration provisions of the GLLCA, and has not filed articles of dissolution, a certificate of cancellation or any other similar documents with the Georgia Secretary of State.
     2. The Guarantees of the Identified Guarantors, and the execution and delivery thereof, have been duly authorized by all necessary corporate or limited liability company action, as applicable, by the Identified Guarantors.
While certain members of this firm are admitted to practice in other jurisdictions, in this opinion letter we do not express any opinion covering any law other than the laws of the State of Georgia.
This opinion is for your benefit in connection with the Transactions. We consent to your filing this opinion as an exhibit to the Registration Statement and to the reference of our firm in the Registration Statement under the heading “Legal Matters.” In giving this consent, we do not admit that we are within the category of persons whose consent is required by Section 7 of the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder by the

July 14, 2006

Securities and Exchange Commission. Except as otherwise provided in this paragraph, the opinions set forth in this letter may not be quoted or relied on by, nor copies delivered to, any other person or entity or used for any other purpose without our prior written consent.

Very truly yours,

Hunton & Williams LLP

July 14, 2006

Schedule A
A. Corporate Identified Guarantors

	Date of	Date of Certificate
Name	Certified Articles	of Existence
Allied Waste Hauling of Georgia, Inc., a Georgia corporation	6-13-06	7-11-06
Allied Waste Industries of Georgia, Inc., a Georgia corporation	6-13-06	7-11-06
Golden Waste Disposal, Inc., a Georgia corporation	6-13-06	7-11-06
Price & Sons Recycling Company, a Georgia corporation	6-13-06	7-11-06
S&S Recycling, Inc., a Georgia corporation	6-13-06	7-11-06
B. Limited Liability Company Identified Guarantor

	Date of	Date of Certificate
Name	Certified Articles	of Existence
Gateway Landfill, LLC, a Georgia limited liability company	6-26-06	7-11-06

EXHIBIT IX
July 14, 2006
Allied Waste North America, Inc.
15880 N. Greenway-Hayden Loop
Suite 100
Scottsdale, Arizona 85260
     Re:     Idaho Guarantors
Ladies and Gentlemen:
     You requested an opinion regarding the corporate guarantees of three Idaho companies in connection with the proposed exchange by Allied Waste North America, Inc. (“Allied”) of $600,000,000 in aggregate principal amount of its 7 1/8 % Senior Notes due 2016 issued under that certain Senior Indenture dated as of December 23, 1998 (the “Base Indenture”) among Allied, the guarantors named therein and U.S. Bank National Association (the “Trustee”) as amended and supplemented by the Seventeenth Supplemental Indenture dated as of May 17, 2006 (the “Supplemental Indenture” and with the Base Indenture, the “2016 Indenture”), which are to be registered under The Securities Act of 1933 (the “Securities Act”) to be filed with the Securities and Exchange Commission (the “Exchange Notes”) and the guarantees of the Notes due 2016 by the Guarantors (as defined below) ( the “Guarantees”), for a like principal amount of Allied’s outstanding 7 1/8 % Senior Notes due 2016 that were also issued under the 2016 Indenture and which have not been registered under the Securities Act. The three Idaho corporate guarantors are: (1) Ada County Development Company, Inc.; (2) American Sanitation, Inc.; and (3) Allied Waste Services of Page, Inc. These companies are referred to as the Guarantors. Capitalized terms used, but not defined herein, have the meaning ascribed to them in the Indenture.
     Each of these Guarantors is a corporation organized under Idaho’s Business Corporation Act, Idaho Code Section 30-1-101, et seq. Based upon certificates from public officials, including the Idaho Secretary of State, we confirm that each of the Guarantors is validly existing and in good standing under the laws of the State of Idaho.
     The guarantees of each of these Guarantors have been duly authorized by all necessary corporate action for the respective Guarantors.
     This opinion is for your benefit in connection with the transactions contemplated by the operative documents and may be relied upon by you and by persons entitled to rely upon it pursuant to the applicable provisions of federal securities laws. We consent to

Allied Waste North America, Inc.
7/14/06

your filing this opinion as an exhibit to the Company’s registration statement on Form S-4 and to the reference of our firm under the heading “Legal Matters.”

Sincerely,
/s/ Nathan R. Long

Nathan R. Long

H:\WDOX\CLIENTS\0457\0001\00014701.DOC

EXHIBIT X
Sachnoff & Weaver, Ltd.
30 South Wacker Drive
Chicago, Illinois 60606-7507
t 312.207.1000 f 312.207.6400
www.sachnoff.com
July 14, 2006
Allied Waste North America, Inc.
15880 North Greenway — Hayden Loop
Suite 100
Scottsdale, AZ 85260
Re: Subsidiary Guarantee of 7 1/8% Series B Senior Notes issued by Allied Waste North America, Inc.
Ladies and Gentlemen:
     We have acted as special Illinois counsel to certain subsidiaries of Allied Waste North America, Inc., a Delaware corporation (the “Issuer”) identified on Schedule 1 (each an “Illinois Guarantor” and collectively, the “Illinois Guarantors”) in connection with the proposed issuance by Issuer of up to $600,000,000 in aggregate principal amount of Issuer’s 7 1/8% Series B Senior Notes due 2016, (the “Notes”), which Notes have been unconditionally guaranteed by the Illinois Guarantors pursuant to a form of Senior Guarantee (the “Senior Guarantee”), and which are to be registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission, in exchange for a like principal amount of Issuer’s outstanding unregistered 7 1/8% Series A Senior Notes due 2016 (the “Outstanding Notes”) issued pursuant to the Indenture (defined below). The Notes, as guaranteed by the Senior Guarantees (collectively, the “Securities”) are to be issued pursuant to an Indenture, dated as of December 23, 1998, as amended, including pursuant to the Seventeenth Supplemental Indenture, dated as of May 17, 2006 and the Supplemental Indenture to the Seventeenth Supplemental Indenture, dated July 11, 2006 (as so amended, the “Indenture”), among Issuer, the guarantors named therein, and U.S. Bank National Association, as Trustee (the “Trustee”). Except as otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Indenture.
I. Matters Examined
     We have examined (a) the articles of incorporation or articles of organization, as applicable, of each Illinois Guarantor, as on file with the Secretary of State of Illinois; (b) the By-Laws or Operating Agreement, as applicable, of each Illinois Guarantor, as amended to date, certified by the applicable secretary, assistant secretary, or member; (c) the Indenture; (d) the global notes representing the Notes; (e) the form of Senior Guarantee attached to the

Allied Waste North America, Inc.
July 14, 2006

Indenture; (f) resolutions adopted by the respective Boards of Directors or member, as the case may be, of each Illinois Guarantor authorizing the issuance of the Senior Guarantees and other matters related to the offering of the Securities; and (g) such other documents, certificates and corporate and limited liability company records as we deemed necessary or appropriate for the purposes of this opinion. The documents, agreements and instruments referred to in clauses (c), (d) and (e) above are referred to herein as the “Transaction Documents.”
II. Assumptions
     In rendering the opinions expressed below, we have assumed, without independent verification, the following:
     (a) all signatures appearing in all documents are valid and genuine;
     (b) the documents shown to us are complete and no modifications exist to any of such documents which modifications were not shown to us;
     (c) the documents submitted to us as certified or photostatic copies of original documents conform to such original documents;
     (d) the originals of such certified or photostatic copies are authentic and complete;
     (e) the certificates given by public officials and governmental agencies have been properly given and are accurate, true and complete and all official public records are properly indexed and filed;
     (f) there has not been any mutual mistake of fact, fraud, duress or undue influence;
     (g) that each natural person has sufficient legal capacity to carry out his/her role in the transactions contemplated by the Transaction Documents;
     (h) that there are no arrangements or understandings among the parties, written or oral, and there is no usage of trade or course of prior dealing among the parties that would, in either case, define, supplement or qualify the terms of the Transaction Documents; and
     (i) the conduct of the parties and of all persons acting on behalf of the parties has complied with all applicable fiduciary duties.

Allied Waste North America, Inc.
July 14, 2006

III. Opinions
     Based and relying upon the foregoing, and subject to the qualifications, exceptions, and limitations hereinafter set forth, we are of the opinion that:
     (a) Each Illinois Guarantor (other than Liberty Waste Services of Illinois, LLC (“Liberty”)) is a corporation validly existing and in good standing under the laws of the State of Illinois. Liberty is a limited liability company validly existing and in good standing under the laws of the State of Illinois.
     (b) Each Illinois Guarantor has duly authorized, by all necessary corporate or limited liability company action, the Senior Guaranty to which it is a party.
IV. Qualifications
     The foregoing opinions are limited and qualified as follows:
     (a) The law covered by this opinion is limited to the laws of the State of Illinois and we express no opinion with reference to the laws of any other jurisdiction. This opinion is rendered as of the date hereof and we undertake no duty to update this opinion for any reason, including changes in applicable law.
     (b) For purposes of the opinions in paragraph III (a), above, we have relied exclusively upon the certificates issued by the Secretary of State of the State of Illinois with respect to the opinions that the Illinois Guarantors are existing and in good standing under Illinois law. Our opinions are not intended to provide any conclusion or assurance beyond that conveyed by such certificates.
     (c) We have not reviewed and do not opine as to: (i) ERISA laws or (ii) Federal or state taxation, securities or “blue sky” laws, rules or regulations or any requirement these laws, rules or regulations would impose upon the transactions referred to in this opinion.
     (d) Our advice on each legal issue addressed in this letter represents our opinion as to how that issue would be resolved were it to be considered by the highest court of the jurisdiction upon whose law our opinion on that issue is based. The manner in which any particular issue would be treated in any actual court case would depend in part on facts and circumstances particular to the case.
     (e) This opinion is limited to the matters set forth herein. No opinion may be inferred or implied beyond the matters expressly contained herein. We furnish this opinion solely for the purposes contemplated by the Transaction Documents.

Allied Waste North America, Inc.
July 14, 2006

     This opinion may be relied upon by Latham & Watkins, LLP in connection with the transactions contemplated by the Transaction Documents. We hereby consent to Issuer filing this opinion as an exhibit to Issuer’s Registration Statement on Form S-4 and to the reference of our firm under the heading “Legal Matters.” In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Securities and Exchange Commission thereunder.

Very truly yours,

SACHNOFF & WEAVER, LTD.
WED/RH

SCHEDULE 1
ADS of Illinois, Inc., an Illinois corporation
Allied Waste Industries of Illinois, an Illinois corporation
Area Disposal, Inc., an Illinois corporation
Borrow Pit Corp., an Illinois corporation
Brickyard Disposal & Recycling, Inc., an Illinois corporation
Environmental Reclamation Company, an Illinois corporation
Fred Barbara Trucking Co., Inc., an Illinois corporation
Illinois Landfill, Inc., an Illinois corporation
Illinois Recycling Services, Inc., an Illinois corporation
Illinois Valley Recycling, Inc., an Illinois corporation
Ingrum Waste Disposal, Inc., an Illinois corporation
Kankakee Quarry, Inc., an Illinois corporation
LandComp Corporation, an Illinois corporation
Lee County Landfill, Inc., an Illinois corporation
Liberty Waste Services of Illinois, L.L.C., an Illinois limited liability company
Loop Recycling, Inc., an Illinois corporation
Loop Transfer, Incorporated, an Illinois corporation
Northlake Transfer, Inc., an Illinois corporation
RCS, Inc., an Illinois corporation
Roxana Landfill, Inc., an Illinois corporation
Saline County Landfill, Inc., an Illinois corporation
Shred – All Recycling Systems, Inc., an Illinois corporation
Streator Area Landfill, Inc., an Illinois corporation
Suburban Transfer, Inc., an Illinois corporation

SCHEDULE 1
(continued from previous page)
Suburban Warehouse, Inc., an Illinois corporation
Tri-State Recycling Services, Inc., an Illinois corporation
Upper Rock Island County Landfill, Inc., an Illinois corporation

EXHIBIT XI
Plews Shadley Racher & Braun
Attorneys at Law

George M. Plews [1]		Of Counsel:
Sue A. Shadley	53732 Generations Drive	Christine C.H. Plews
Peter M. Racher	South Bend, Indiana 46635-1539	Mary Ann F. Saggese [9]
Christopher J. Braun [1,2]	Telephone (574) 273-1010	F. Ronalds Walker [1,3]
Jeffrey D. Claflin	Facsimile (574) 271-2050	Donald P. Bogard
Frederick D. Emhardt		P. Kevin Thompson
Leonardo D. Robinson [3]	1346 North Delaware Street
S. Curtis DeVoe	Indianapolis, Indiana 46202-2415	[1] Registered Mediator
John B. Bridge [4]	Telephone (317) 637-0700	[2] Also Admitted in the District
Stephen A. Studer [3,5]	Facsimile (317) 637-0710	of Columbia
Jeffrey A. Townsend		[3] Also Admitted in Illinois
Jeffrey D. Featherstun	www.psrb.com	[4] Also Admitted in New York
Donna C. Marron, Ph.D.		[5] Also Admitted in Michigan
John H. Lloyd, IV [1,3]	Sender’s E-mail: sastuder@psrb.com	[6] Also Admitted in Kentucky
John M. Ketcham [5]		[7] Registered to Practice Before
Alexandra S. Sylvia [6]		The U.S. Patent And Trademark
Brett E. Nelson [7]		Office
David L. Pippen		[8] Also Admitted in Oregon
John D. Moriarty		[9] Also Admitted In Virginia
Tina M. Richards [8]
Karen B. Scheidler, CPCU
Amy E. Romig [6]
Jonathan P. Emenhiser
Todd J. Janzen
Jamie B. Dameron, LPG
Gregory M. Gotwald
Thao T. Nguyen
J. Michael Bowman
Ruth M. Rivera
J. Michael Bowman
Ruth M. Rivera
J. Michael Bowman
Ruth M. Rivera
July 14, 2006
Allied Waste North America, Inc.
15880 North Greenway-Hayden Loop
Suite 100
Scottsdale, Arizona 85260
Ladies and Gentlemen:
     At your request, we have acted as special counsel to Allied Waste North America, Inc., a Delaware corporation (“Allied”), and to Allied Waste Industries of Northwest Indiana, Inc., an Indiana corporation (“Northwest”), DTC Management, Inc., an Indiana corporation (“DTC”), Wastehaul, Inc., an Indiana corporation (“Wastehaul”), Benton County Development Company, an Indiana partnership (“Benton”), Clinton County Landfill Partnership, an Indiana partnership (“Clinton”), County Line Landfill Partnership, an Indiana partnership (“County”), Illiana Disposal Partnership, an Indiana partnership (“Illiana”), Key Waste Indiana Partnership, an Indiana partnership (“Key”), Lake County C&D Development Partnership, an Indiana partnership (“Lake”), Newton County Landfill Partnership, an Indiana partnership (“Newton”), Springfield Environmental General Partnership, an Indiana partnership (“Springfield”), Tippecanoe County Waste Services Partnership, an Indiana partnership (“Tippecanoe”) and Warrick County Development Company, an Indiana partnership (“Warrick”), (each a “Guarantor” and collectively, the “Guarantors”, and, together with Allied, collectively, the “Companies”), in connection with the proposed exchange by Allied of $600,000,000 in aggregate principal amount of its 7 1/8% Senior Notes due 2016 issued under that certain Senior Indenture dated as of December 23, 1998 (the “Base Indenture”) among Allied, the Guarantors named therein and the U.S. Bank National Association (the “Trustee”) as amended and supplemented by the Seventeenth Supplemental Indenture dated as of May 17, 2006

Allied Waste Industries North America, Inc.
July 14, 2006

(the “Supplemental Indenture” and with the Base Indenture , the “ 2016 Indenture”), which are to be registered under The Securities Act of 1933 (the “Securities Act”) to be filed with the Securities and Exchange Commission (the “Notes due 2016) and the guarantees of the Notes due 2016 by the Guarantors (the “Guarantees”), for a like principal amount of Allied’s outstanding 7 1/8% Senior Notes due 2016 that were also issued under the Indenture and which have not been registered under the Securities Act. Unless otherwise defined herein or the context otherwise requires, the capitalized terms appearing in this letter shall have the meanings ascribed to them in the Notes due 2016.
     Our representation of the Companies has been limited exclusively to advising with respect to the authorization, execution and delivery of the Notes due 2016, the Guarantees and the other documents referred to herein to which the Companies are parties.
     For purposes of this opinion, we have examined, among other things, the following agreements, instruments and documents of even date herewith, hereinafter referred to as the “Documents”:
(a)	a copy of the Notes due 2016 ;

(b)	Minutes of the Board of Directors of the Corporate Guarantors Listed on Exhibit A, dated May 3, 2006;

(c)	Minutes of the Partnership Governing Bodies of the Partnership and Limited Partnership Guarantors Listed on Exhibit A, dated May 3, 2006;

(d)	the Guarantees; and

(e)	the Indenture.
     In addition to the foregoing, we have examined the original or certified, conformed or photostatic copies of (i) the Articles of Incorporation of each of Northwest, DTC and Wastehaul, as amended to date, (ii) qualifications to do business and certificates of good standing with respect to Northwest, DTC and Wastehaul in Indiana, (iii) By-Laws of Northwest, DTC and Wastehaul, as amended to date, and (iv) the Partnership Agreement of each of Benton, Clinton, County, Illiana, Key, Lake, Newton, Springfield, Tippecanoe, and Warrick, as amended, as the case may be.
     We have not, except as specifically identified above, made any independent review or investigation of factual or other matters, including the organization, existence, good standing, assets, business or affairs of the Companies. In our examination of the Documents and the aforesaid certificates, records, documents and agreements, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the accuracy and completeness of all documents submitted to us, the authenticity of all original documents and the conformity to authentic original documents of all documents submitted to us as copies (including telecopies). In rendering the following opinions we have relied as to the factual matters, without independent investigation, upon the representations,

Allied Waste Industries North America, Inc.
July 14, 2006

warranties and certifications made by the Companies in or pursuant to the Documents and upon the officers’ certificates identified above. This opinion is given, and all statements herein are made, in the context of the foregoing.
     As used in this opinion letter, the phrase “to our knowledge” means the actual knowledge (that is, the conscious awareness of facts or other information) of lawyers in the firm who have given substantive legal attention to representation of the Companies in connection with the Documents.
     For purposes of this opinion letter, we have assumed that (i) each party to the Documents has all requisite power and authority under all applicable laws, regulations and governing documents to execute, deliver and perform its obligations under the Documents (other than the Guarantors), (ii) each party to the Documents has, duly authorized, executed and delivered the Documents to which it is a party, except to the extent that we express opinions in paragraphs 1 and 2 below regarding the authorization of the Documents by the Guarantors, (iii) each party to the Documents is, validly existing and in good standing in all necessary jurisdictions (other than the Guarantors) , (iv) the Documents constitute valid and binding obligations of each party thereto (other than the Guarantors), enforceable against each of them in accordance with their respective terms and (v) there has been no material mutual mistake of fact or misunderstanding or fraud, duress or undue influence, in connection with the negotiation, execution or delivery of the Documents. With respect to the power and authority of Allied and with respect to the due authorization, execution and delivery of the Documents by Allied, we have relied, with your permission, upon the opinions of the law firm of Latham & Watkins, LLP.
     This opinion letter is based as to matters of law (collectively, “Applicable Laws”) solely on applicable provisions of the Indiana Business Corporation Law and the Indiana Uniform Partnership Act, as amended.
     Based on the foregoing and subject to the assumptions and qualifications set forth below, it is our opinion that:
1.	Each of the Guarantors is a corporation or general partnership, as applicable, under the Indiana Business Corporation Law or the Indiana Uniform Partnership Act, as applicable. Based on certificates from public officials, we confirm that each of the corporation Guarantors is validly existing and in good standing under the laws of the State of Indiana. Based on certificates from general partners, we confirm that each of the partnership Guarantors is validly existing under the laws of the State of Indiana.

2.	The Guarantees of each of the Guarantors have been duly authorized by all necessary corporate or partnership action of each respective Guarantor, and when executed in accordance with the terms of the Indenture and upon due execution, authentication and delivery of the Exchange Notes due 2016 against the due tender and delivery to the Trustee of the Outstanding Notes due 2016 in an aggregate principal amount equal to the aggregate principal amount of the Exchange Notes due 2016, each of the Guarantees will be the legally valid and binding obligation of the respective

Allied Waste Industries North America, Inc.
July 14, 2006

Guarantor, enforceable against such Guarantor in accordance with its terms.
     The opinions set forth herein concerning the validity, binding effect and enforceability of a particular agreement means that (i) such agreement constitutes an effective contract under applicable law, (ii) such agreement is neither invalid in its entirety because of a specific statutory prohibition or public policy nor is it subject in its entirety to a contractual defense and (iii) subject to the last sentence of this paragraph, a remedy is available upon a material default under such agreement. This opinion does not mean that (i) any particular remedy is available upon a material default or (ii) every provision of such agreement will be upheld or enforced in any or each circumstance by a court.
     The opinions set forth herein are further qualified to the extent that the validity, binding effect or enforceability of any provision of any of the Documents, or any rights granted pursuant to the Documents, or obligations incurred thereunder, may be subject to and affected by: (i) applicable bankruptcy, receivership, rehabilitation, insolvency, reorganization, moratorium, or other laws affecting the enforcement of the rights and remedies of creditors generally (including, without limitation, such laws as may deny giving effect to waivers of rights of debtors or guarantors and imposition of penalties); and such duties and standards as are, or may be, imposed on creditors, including without limitation, materiality, good faith, reasonableness and fair dealing, under any other applicable law or judicial decision; (ii) general principles of equity (regardless of whether such principals are considered in a proceeding in equity or at law) and the exercise of equitable powers by a court of competent jurisdiction (and no opinion is expressed herein as to any specific or equitable relief of any kind or as to the availability of equitable remedies); and (iii) applicable state and federal laws relating to fraudulent conveyances.
     In addition, we express no opinion as to the validity, binding effect or enforceability of (i) provisions to the effect that failure to exercise, or delay in exercising, rights or remedies will not operate as a waiver of any such right or remedy or (ii) disclaimers, liability limitations with respect to third parties, releases, legal or equitable discharge of defenses, liquidated damages provisions, provisions purporting to waive the benefit of statutory or common law rights, or provisions releasing a party from, or indemnifying a party against, liability for its own wrongful or negligent acts.
     The opinions rendered herein are being delivered solely to you for your sole benefit in connection with the Documents and may only be relied upon by you and by persons entitled to rely upon it pursuant to the applicable provisions of federal securities laws. We consent to your filing this opinion as an exhibit to Allied’s registration statement on Form S-4 and to the reference of our firm under the heading “Legal Matters.” This opinion relates solely to matters existing as of the date hereof and we disclaim any obligation to update this opinion for events occurring after such date.
Very truly yours,
Plews Shadley Racher & Braun

EXHIBIT XII
FISHER, EHRHART, McCRIGHT & TURNER
ATTORNEYS AT LAW
425 SECOND STREET S.E.
SUITE 1010
CEDAR RAPIDS, IA 52401
(319) 366-7795
FAX (319) 366-4551

AN ASSOCIATION OF SOLE PRACTITIONERS	OTHER OFFICES:
MAIN STREET
FRED C. FISHER, 1877 — 1954	COGGON, IOWA
FRED C. FISHER, JR., 1909 — 2000
JOHN H. EHRHART	JEhrhart@1010crlaw.com
JON M. McCRIGHT	JMcCright@1010crlaw.com
GUY P. BOOTH	GBooth@1010crlaw.com
E. DANIEL O’BRIEN	DO’Brien@1010crlaw.com
GARY J. SHEA	GaryJShea@aol.com
July 14, 2006
Allied Waste North America, Inc.
15880 N. Greenway-Hayden Loop
Suite 100
Scottsdale, AZ 85260
Dear Sir or Madam:
     We have acted as special Iowa counsel to Guarantor for the sole purpose of providing this Opinion Letter with respect to the guarantees of Guarantor of $600,000,000.00 in an aggregate principal amount of 7 1/8 % Senior Notes due 2016 (“the Exchange Notes”)(defined below) of Allied Waste North America, Inc., a Delaware corporation. The law (Law) covered by the opinions expressed in this Opinion Letter is limited to the law of the State of Iowa (the State), excluding the laws of the State that relate to securities and matters of taxation. For purposes of this Opinion Letter, the Law is the statutes and the judicial decisions of the State, but not including its local law (Local Law). Local Law is the ordinances, administrative decisions and the rules and regulations of counties, towns and municipalities and special political subdivisions.
Documents Reviewed. For purposes of this Opinion Letter, we have examined the following documents:
1.	The Exchange Notes which are 7 1/8% Senior Notes due 2016, in an aggregate amount of $600,000,000.00 from Allied Waste North America, Inc., a Delaware corporation, (Allied Waste Senior Notes) to be issued pursuant to a supplemental indenture (the Seventeenth Supplemental Indenture”), dated May 17,2006 to an indenture(the “Base Indenture”, Dated December 23,1998, among the Company, the Guarantors and U.S. Bank National Association, as trustee(the ”trustee”) together with the Seventeenth Supplemental Indenture, The “indenture”). The Exchange Notes will be issue in exchange for Allied Waste North America, Inc.’s outstanding 7 1/8 %Senior Notes due 2016.

2.	Senior Guarantees endorsed to Allied Waste Senior Notes (Guarantees).

3.	Articles of Incorporation of Guarantor, Jetter Disposal, Inc.

4.	By-laws of Guarantor Jetter Disposal, Inc.

5.	Minutes of the Board of Directors of the Corporate Guarantors, (Jetter Disposal, Inc.)

6.	Action of the Board of Directors of Jetter Disposal, Inc.

7.	Certificate of Existence of Jetter Disposal, Inc. issued by the Secretary of State of the State of Iowa dated June 21,2006.

8.	Articles of Organization of Guarantor, Allied Waste Transfer Services of Iowa, LLC

9.	Operating Agreement of Guarantor, Allied Waste Transfer Services of Iowa, LLC

10.	Minutes of the LLC Governing bodies of the Limited Liabilty Company Guarantors, Allied Waste Transfer Services of Iowa, LLC.

11.	Action by Consent of Members of Allied Waste Transfer Services of Iowa, LLC.

12.	Certificate of Existence of Allied Waste Transfer Services of Iowa, LLC issued by the Secretary of State of the State of Iowa dated June 21,2006.
     In connections with the opinions set forth below, we have limited the scope of our review to the Documents listed above (Documents); and we have relied, without investigation or analysis, upon information in the Documents. Except to the extent that the information contained in the Documents constitutes a statement, directly or in practical effect, of any legal conclusion at issue, we have relied, without investigation or analysis, upon the information contained in representations made by the parties in the Documents.
     Capitalized terms used herein without definition have the meanings assigned to them in the Indenture.
Opinions. Based upon and subject to the foregoing and the Assumptions and the Qualifications set forth below, we are of the opinion that:
1.	Each of the Guarantors is a corporation (Jetter Disposal, Inc.) or a Limited liability company(Allied Waste Transfer Services of Iowa, LLC) as applicable organized under the applicable Iowa corporation laws, specifically Chapter 490 of the Code of Iowa, as amended 2005 ; and the applicable Iowa limited liability company laws, specifically Chapter 490A of the Code of Iowa, as amended 2005. Based on a certificate from the appropriate public officials in Iowa, we confirm that the Guarantor is validly existing and in good standing under the laws of the State of Iowa.

2.	The Guarantees of Guarantor have been duly authorized by all necessary corporate or limited liability company action of each respective guarantor, and (assuming, without opining, that the Guaranties are governed by Iowa law) upon due execution, authentication and delivery of the Exchange Notes against the due tender and delivery to the trust of the outstanding notes in an aggregate principal amount equal to the aggregate principal amount of the Exchange Notes, each of the Guarantees will be legally valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their terms based upon the information that I have reviewed above.
Assumptions. In rendering the foregoing opinions, we have relied, with your permission and without investigation, upon the assumptions set forth below:
1.	The Documents which we have reviewed conform in all material respects with the originals which have been fully completed with all necessary and contemplated information, acknowledgments and attachments. All signatures on the Documents have been obtained and are genuine.

2.	The transactions contemplated by the Documents are in all respects valid, binding and enforceable against the parties thereto in accordance with their respective terms and all applicable law. To the extent that any of the transactions are governed by the law of any jurisdiction other than New Mexico, the transactions are in all respects valid under the laws of such other jurisdictions.

3.	No party to the Documents or to any of the transactions contemplated by the Documents is in violation of any statute, rule or regulation of any governmental authority; and each party to the Documents and to the transactions contemplated by the Documents is current with all reports and documents required to be filed with any municipal, county, state or federal regulatory agency or similar governmental authority and is in full compliance with all applicable rules and regulations of such agencies and is not in default with respect to any order of any court, arbitrator or governmental authority applicable to such party and to the properties of such party.

4.	There have been and are no actions, suits, proceedings or investigations pending or threatened against any party to the Documents or to any of the transactions contemplated by the Documents before any court or arbitrator or before or by any governmental authority which, if determined adversely to the interest of any party, could have a material adverse effect on the business, properties, condition (financial or otherwise) or operations of such party or the ability of a party to perform its obligations.

5.	The representations, warranties and factual statements of each of the parties to the documents and to the transactions contemplated by the Documents are and will remain true and accurate in all material respects.

6.	The conduct of each of the parties to the Documents and to the transactions contemplated by the Documents has complied with all requirements of good faith, fair dealing and conscionability. All parties to the Documents and to the transactions contemplated by the Documents have acted in good faith and without notice of any defense against the enforcement of any rights created by the Documents or with respect to any of the transactions contemplated by the Documents. There has been no mutual mistake of fact, misunderstanding, fraud, duress or undue influence. There are no agreements or understandings between the parties to the Documents or to the transactions contemplated by the Documents, written or oral, and there is no usage of trade or course of prior dealing that would in any case define, supplement or qualify the terms of the Documents.

7.	Guarantor is a wholly-owned subsidiary of Allied Waste North America, Inc.
Exclusions. This letter and the opinions expressed herein are subject to all of the exceptions and limitations set forth below:
1.	The enforcement of the Guarantees may be limited by bankruptcy, insolvency, reorganization, moratorium, receivership, fraudulent or preferential transfer or conveyance laws, arrangements, liquidation, conservatorship, assignment for the benefit of creditors laws and other similar laws affecting the rights of creditors or the collection of obligations generally; by the application of general principles of equity, whether by a court of law or equity, which may limit the availability of certain equitable remedies or afford equitable defenses; by the exercise of judicial discretion; by the application of a duty or covenant of good faith and fair dealing which may be implied in every agreement governed by the law of the State; by the doctrine of prima facie tort; or by the commencement of proceedings under the Bankruptcy Laws of the United States.

2.	The law covered by the opinions expressed herein is limited to the law of the State, without taking into consideration or giving effect to the State’s choice of law principles. We have not made any inquiry into the laws of any jurisdiction other than the State. We express no opinion with regard to any applicable securities or tax laws of any jurisdiction or as to any law of the United States.

3.	We have been engaged on behalf of Guarantor to review the Documents and to render the opinions herein set forth. We do not represent to Guarantor generally, did not participate in the formation of Guarantor, and have not had access to and have not reviewed the corporate, management, business and financial records of Guarantor. We have relied entirely upon the Certificate and the documents referred to therein with respect to matters pertaining to corporate organization and due corporate action.

4.	Our opinions above are subject to generally applicable rules of Law that may, in the absence of an effective waiver or consent, discharge a guarantor or other secondary obligor to the extent that, (i) the underlying obligation is materially modified, or (ii) any act or omission by a creditor impairs (A) the value of collateral securing the underlying obligation to the detriment of the Guarantor or other secondary obligator, (B) the Guarantor’s or other secondary obligor’s recourse against the primary obligor, or (C) the suretyship status of the Guarantor or other secondary obligor in any other way that is described in Sections 37 et seq. of the Restatement Third, Suretyship and Guaranty (1996).
     This opinion is for the benefit of the addressee in connection with the transactions contemplated by the Indenture and may be relied upon by addressee and by persons entitled to rely upon it pursuant to the applicable provisions of federal securities laws. We consent to your filing this opinion as an exhibit to the Company’s registration statement on Form S-4 and to the reference of our Firm under the heading “Legal matters.” In giving our consent we do not hereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.
Sincerely,
Jon M. McCright
JMM/rm

EXHIBIT XIII

Wallace E. Brockhoff	2345 Grand Boulevard
(816) 460-5825	Suite 2800
Email: wbrockhoff@lathropgage.com	Kansas City, Missouri 64108-2684
www.lathropgage.com	(816) 292-2000, Fax (816) 292-2001
July 14, 2006
Allied Waste North America, Inc.
15880 N. Greenway-Hayden Loop
Suite 100
Scottsdale, Arizona 85260

Re:	Allied Waste North America, Inc. (the “Company”) Registration Statement on Form S-4
Ladies and Gentlemen:
     We have acted as special Kansas and Missouri counsel to the Company’s Restricted Subsidiaries incorporated in Kansas and Missouri that are listed on Exhibit A attached hereto (the “Specified Guarantors”) in connection with the Company’s Registration Statement on Form S-4 (the “Registration Statement”) filed with respect to the Exchange Notes (as defined below). Unless otherwise defined in this opinion letter, all capitalized terms used herein shall have the meanings assigned to them in that certain Senior Indenture dated as of December 23, 1998 (the “Indenture”) among the Company, as Issuer, the Guarantors named therein, as Guarantors, and U.S. Bank National Association, as Trustee.
     In rendering the opinions contained in this opinion letter, we have examined and relied upon such records, documents, instruments, certificates of public officials and certificates of officers of the Company and Specified Guarantors, and questions of law, as we have deemed appropriate, including without limitation:
A.	The Registration Statement filed by the Company with respect to its offer under the Registration Rights Agreement to exchange $600,000,000 principal amount of the Company’s 7 1/8% Series B Senior Notes due 2016 (the “Exchange Notes”) for any and all of the Company’s outstanding 7 1/8% Series A Senior Notes due 2016 (the “Outstanding Notes”).

B.	Copy of the Indenture as filed by the Company with the Commission as Exhibit 4.1 to the Registration Statement.

July 14, 2006

C.	Copy of that certain Seventeenth Supplemental Indenture dated May 17, 2006 (the “Seventeenth Supplemental Indenture”) among the Company, Allied Waste Industries, Inc., each of the other Guarantors signatory thereto and the Trustee, as filed by the Company as Exhibit 4.19 to the Registration Statement.

D.	Copy of the form of Guarantee endorsement (the “Guarantee Endorsement”) to be included with the Exchange Notes.

E.	Copies of the Articles of Incorporation, Certificate of Incorporation or Articles of Organization, as applicable, of each of the Specified Guarantors, certified as of a recent date by the Secretary of State of its jurisdiction of organization.

F.	Copies of the Bylaws or Operating Agreement, as applicable, of each of the Specified Guarantors, certified by its Secretary.

G.	Copies of resolutions adopted by the Board of Directors or other governing body of members or managers of each of the Specified Guarantors approving the Seventeenth Supplemental Indenture and the Guarantee Endorsement, certified by the Secretary of such Specified Guarantor.

H.	Certificates of Good Standing issued by the Secretary of State of each Specified Guarantor’s jurisdiction of organization with respect to the good standing of such Specified Guarantor in such jurisdiction.
     As to matters of fact, we have relied, to the extent we deem proper, upon the representations of the Company and the Specified Guarantors set forth in the Registration Statement, the Indenture, the Seventeenth Supplemental Indenture and the Guarantee Endorsement, and upon certificates of officers, members or managers, as applicable, of the Company and the Specified Guarantors.
     We express no opinion as to any matter relating to the laws of any jurisdiction other than the laws of the States of Kansas and Missouri.
     We have assumed due authorization, execution and delivery of the Indenture, the Seventeenth Supplemental Indenture, the Guarantee Endorsement, the Outstanding Notes, the Exchange Notes and the other agreements and documents referred to in this opinion by, and the enforceability of the Indenture, the Seventeenth Supplemental Indenture, the Guarantee Endorsement, the Outstanding Notes, the Exchange Notes and such other agreements and documents against, all parties thereto other than the Specified

July 14, 2006

Guarantors. We have also assumed the correctness of all statements of fact contained in all agreements, certificates and other documents examined by us; the correctness of all statements of fact made in response to our inquiries by officers and other representatives of the Company and the Specified Guarantors and by public officials; the legal capacity of all natural persons; the genuineness of all signatures on all agreements and other documents examined by us; the authenticity of all documents submitted to us as originals; and the conformity to authentic original documents of all documents submitted to us as copies.
     Based upon, and subject to, the foregoing, we are of the opinion that:
     1. Each of the Specified Guarantors is validly existing as a corporation or limited liability company, as applicable, under the general corporation law or limited liability company act, as applicable, of its jurisdiction of organization. Based on certificates from public officials, we confirm that each of the Specified Guarantors is in good standing under the laws of its jurisdiction of organization.
     2. The Seventeenth Supplemental Indenture and the Guarantee Endorsement have been duly authorized by all necessary corporate or limited liability company action, as applicable, of each Specified Guarantor.
     This opinion letter is being furnished to the Company for its use in connection with the Registration Statement. We consent to your filing this opinion as an exhibit to the registration statement containing the Registration Statement and to the reference to our firm contained under the heading “Legal Matters” in the Registration Statement.
     We express no opinions other than as herein expressly set forth, and no expansion of our opinions may be made by implication or otherwise. We do not undertake to advise you of any matter within the scope of this letter which comes to our attention after the delivery of this letter, and we disclaim any responsibility to advise you of future changes in law or fact which may affect the above opinions.
Very truly yours,
LATHROP & GAGE L.C.
Attachment

EXHIBIT A
SPECIFIED GUARANTORS AND JURISDICTION OF ORGANIZATION

American Disposal Services of Kansas, Inc.	Kansas
Resource Recovery, Inc.	Kansas
Sunset Disposal, Inc.	Kansas

Autoshred, Inc.	Missouri
Belleville Landfill, Inc.	Missouri
Missouri City Landfill, LLC	Missouri
Rock Road Industries, Inc.	Missouri
St. Joseph Landfill, LLC	Missouri
Tate’s Transfer Systems, Inc.	Missouri
Thomas Disposal Service, Inc.	Missouri

EXHIBIT XIV

Kenneth R. Sagan
July 14, 2006	(859) 226-2339
(859) 425-7951 FAX
ksagan@stites.com
Allied Waste North America, Inc.
15880 North Greenway – Hayden Loop
Suite 100
Scottsdale, AZ 85260
Re: $600,000,000 of 7-1/8 % Senior Notes Due 2016
Ladies and Gentlemen:
     We have acted as special Kentucky counsel for Blue Ridge Landfill General Partnership, Green Valley Landfill General Partnership, Morehead Landfill General Partnership (also known as Moorhead Landfill General Partnership) and Benson Valley Landfill General Partnership, all Kentucky general partnerships (collectively, the “Kentucky Guarantors”), in connection with their guarantees of up to $600,000,000 aggregate principal amount of 7-1/8 % Senior Notes Due 2016 (the “Exchange Notes”) to be issued by Allied Waste North America, Inc., a Delaware corporation (the “Company”) that is the direct or indirect parent of the Kentucky Guarantors. The Exchange Notes are being issued under an Indenture dated as of December 23, 1998 (the “Base Indenture”) among the Company, the Guarantors named therein and U.S. Bank National Association, as trustee (the “Trustee”), as amended and supplemented by the Seventeenth Supplemental Indenture dated as of May 17, 2006 (the “17th Supplemental Indenture”) (the Base Indenture and 17th Supplemental Indenture are referred to together as the “Indenture”) between the Company, the Guarantors and Trustee. The Exchange Notes and related Senior Guarantee will be registered under a Registration Statement on Form S-4 (the “Registration Statement”) filed by the Company with the United States Securities and Exchange Commission. Capitalized terms used but not defined in this opinion have the meanings given to them in the Indenture.
     For purposes of this opinion, we have examined the Indenture and the form of Senior Guarantee included on the Exchange Notes (the “Senior Guarantee”) and originals or copies, certified or otherwise identified to our satisfaction, of such instruments, certificates and documents and partnership and other records as we have deemed necessary or appropriate as a basis for the opinions expressed below. As to various questions of fact material to our opinion, we have relied upon the representations made in the Indenture and other representations and certifications of fact from the Kentucky Guarantors and other sources. In addition, we have made such investigations of law as we have deemed necessary or appropriate for purposes of this opinion.

Allied Waste North America, Inc.
July 14, 2006

          Based upon and in reliance upon the foregoing and subject to the assumptions, qualifications and limitations set forth below, we are of the opinion that:
1.	Each of the Kentucky Guarantors is a general partnership under the Uniform Partnership Act of Kentucky. Based on a certificate from the “Majority-in-Interest Partner” (as such term is defined in the Kentucky Guarantors’ partnership agreements), each of the Kentucky Guarantors is validly existing and in good standing as a general partnership under the laws of the Commonwealth of Kentucky.

2.	The execution, delivery and performance of the Senior Guarantee by the Kentucky Guarantors have been duly authorized by all necessary partnership action on the part of the Kentucky Guarantors.
     The foregoing opinions are limited by and subject to the following assumptions, qualifications and limitations:
          (a) We have assumed without investigation the authenticity and completeness of any document or other instrument submitted to us as an original, the conformity to the original of any document or other instrument submitted to us as a copy, and the genuineness of all signatures on such originals or copies. We have further assumed without investigation that all natural persons who signed documents examined by us had sufficient legal capacity to contract at the time they signed such documents.
          (b) We have assumed without investigation: (i) parties other than the Kentucky Guarantors have the requisite power and authority (corporate and otherwise) to enter into the Exchange Notes, Senior Guarantee, Indenture and other agreements examined by us and to perform their obligations under them; (ii) the due execution and delivery of the Exchange Notes, Senior Guarantee, Indenture and other agreements by parties other than the Kentucky Guarantors; (iii) the binding effect and enforceability of the Exchange Notes, Senior Guarantee, Indenture and other agreements against parties other than the Kentucky Guarantors; (iv) the receipt or making of any consent, approval, order or authorization of, or effectiveness of any registration or filing with, any third party or governmental body that is required to be received or made by any party in connection with the execution and delivery of the Exchange Notes, Senior Guarantee, Indenture or the consummation of the transactions contemplated thereby, including without limitation the Registration Statement; and (v) neither the execution, delivery nor performance of the Senior Guarantee by the Kentucky Guarantors breaches, violates, conflicts with or constitutes a default under any indenture (excluding for purposes of this clause (v) the Indenture), agreement, contract or obligation of the Kentucky Guarantors.

Allied Waste North America, Inc.
July 14, 2006

          (c) We have assumed that Morehead Landfill General Partnership and Moorhead Landfill General Partnership are one and the same general partnership.
          (d) Our opinions are based solely on the laws of the Commonwealth of Kentucky and the federal laws of the United States of America. We express no opinions as to the laws of any other jurisdiction and nothing contained in our opinion should be construed otherwise. In particular and without limiting the generality of the foregoing, we note that we are not opining under the laws of the State of New York, which is the express choice of governing law for the Senior Guarantee. We express no opinion as to the legality, validity, binding effect or enforceability of the Senior Guarantee under the laws of New York and instead we have assumed that the Senior Guarantee is legal, valid, binding and enforceable under the laws of New York.
          (e) This opinion relates solely to matters existing as of the date hereof, and we disclaim any obligation to update this opinion for events occurring after this date.
          (f) This opinion is for your benefit in connection with the transactions contemplated by the Exchange Notes and related documents and may be relied upon by you and by persons entitled to rely upon it pursuant to the applicable provisions of federal securities laws. We consent to your filing this opinion as an exhibit to the Company’s Registration Statement on Form S-4 and to the reference to our firm under the heading “Legal Matters.”

Very truly yours,

STITES	& HARBISON, PLLC

By: /s/ Kenneth R. Sagan

Kenneth R. Sagan, a Member
KRS: je

EXHIBIT XV
July 14, 2006
Allied Waste North America, Inc.
15880 N. Greenway-Hayden Loop
Suite 100
Scottsdale, Arizona 85260

Re:	May 17, 2006 Seventeenth Supplemental Indenture (the “Seventeenth Supplemental Indenture”) among Allied Waste North America, Inc., Allied Waste Industries, Inc. (the “Company”), the guarantors signatory thereto, and U.S. Bank National Association, as trustee (the “Trustee”)
Ladies and Gentlemen:
     We have acted as counsel for Crescent Acres Landfill, LLC, a Louisiana limited liability company (“Crescent”), Frontier Waste Services of Louisiana L.L.C., a Louisiana limited liability company (“Frontier”), Jefferson Parish Development Company, LLC, a Louisiana limited liability company (“Jefferson”) and St. Bernard Parish Development Company, LLC, a Louisiana limited liability company (“St. Bernard”) (collectively, the “Louisiana Guarantors”) in connection with the Seventeenth Supplemental Indenture. We have not acted as counsel to any other parties in connection with the Seventeenth Supplemental Indenture.
     In that connection we have examined:
     1. an executed copy of the Seventeenth Supplemental Indenture as filed on EDGAR and a copy of Schedule 1 thereto which was not filed in EDGAR but separately provided to us by the Company;
     2. a photocopy of an executed but undated Senior Guarantee (the “Guarantee”);
     3. Article 15 of the December 23, 1998 Senior Indenture among the Company, the guarantors signatory thereto, and the Trustee (the “Indenture”) as filed on EDGAR;
     4. a copy of the minutes of the LLC Governing Bodies of the Limited Liability Company Guarantors of the Seventeenth Supplemental Indenture, including Crescent, Frontier, Jefferson and St. Bernard, dated May 3, 2006;

July 14, 2006

     5. a certificate of existence for Crescent obtained from the Louisiana Secretary of State and dated as of June 23, 2006;
     6. a certificate of existence for Frontier obtained from the Louisiana Secretary of State and dated as of June 23, 2006;
     7. a certificate of existence for Jefferson obtained from the Louisiana Secretary of State and dated as of June 23, 2006;
     8. a certificate of existence for St. Bernard obtained from the Louisiana Secretary of State and dated as of June 23, 2006;
     9. articles of organization as filed with the Louisiana Secretary of State for each of the Louisiana Guarantors;
     10. Crescent’s operating agreement dated as of October 13, 2005;
     11. Frontier’s operating agreement dated as of May 17, 2001;
     12. Jefferson’s operating agreement dated as of September 22, 2005; and
     13. St. Bernard’s operating agreement dated as of September 22, 2005.
     The documents listed above shall be referred to collectively as the “Examined Documents.”
     As to questions of material fact to the opinion rendered herein, we have, when relevant facts were not independently established by us, relied upon certificates of public officials and the Louisiana Guarantors’ officers.
     In rendering this opinion, we have assumed, without independently verifying such assumptions: (i) the genuineness of all signatures (including the Louisiana Guarantors’ signatures) on all of the documents examined by us; (ii) the legal capacity of each signing party who is a natural person; (iii) that Steven Helm was vice-president of each of the Louisiana Guarantors when he executed the Guarantee; (iv) the authenticity of all documents furnished to us for our examination as originals or the conformity of copies of all such documents to the originals thereof; (v) the due authorization, execution and delivery of the Seventeenth Supplemental Indenture by all the parties thereto other than the Louisiana Guarantors and that each of such other parties has full power and authority to execute, deliver and perform its obligations thereunder; (vi) that the Senior Guarantee will be endorsed to the Exchange Notes (as such term is defined in the Seventeenth Supplemental Indenture) upon their issuance; (vii) that Schedule I as supplied to us is Schedule I to the Seventeenth Supplemental Indenture; (viii) the enforceability of the Seventeenth Supplemental Indenture and the Indenture; (ix) the enforceability of the Exchange Notes; (x) the accuracy and completeness of all limited liability company documents and records made available to us by the Louisiana Guarantors; (xi) none of

July 14, 2006

the Louisiana Guarantors is a Restricted Subsidiary (as defined in the Indenture and the Seventeenth Supplemental Indenture); and (xii) that there are no other agreements or understandings among the parties to the Seventeenth Supplemental Indenture, written or oral, and there is no usage of trade or course of prior dealing among the parties thereto, that would, in any case, define, supplement, alter or qualify the terms of the Seventeenth Supplemental Indenture or the Guarantee.
     Based on the foregoing, we are of the opinion that:
     1. Each of the Louisiana Guarantors is a limited liability company organized under the Louisiana limited liability company statute (La. R.S. 12:1301 et seq.). Based only upon certificates from public officials, each of the Louisiana Guarantors was validly existing under the laws of the State of Louisiana on June 23, 2006.
     2. The Guarantee has been duly authorized by all necessary limited liability company action of each of the Louisiana Guarantors and, if it was executed and delivered in accordance with the terms of the Indenture and Seventeenth Supplemental Indenture, the Guarantee will constitute the legally valid and binding obligation of each of the Louisiana Guarantors, enforceable against each of the Louisiana Guarantors in accordance with its terms with respect to the Exchange Notes.
     The opinions expressed above are further subject to the specific exceptions and qualifications enumerated below:
     (A) The enforceability of the Guarantee is subject to (i) applicable bankruptcy, insolvency, moratorium or similar laws affecting generally the enforcement of creditors’ rights; and (ii) general principles of equity including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing, which may limit the validity of certain provisions and the availability of certain remedies, such as self-help, injunctive relief and specific performance.
     (B) Without limiting paragraph (A) above, we specifically note our assumption that each of the Louisiana Guarantors has obtained adequate consideration in exchange for its execution, delivery and performance of the Guarantee and note that, if any of the Louisiana Guarantors did not receive such adequate consideration, the Guarantee could be unenforceable against such Louisiana Guarantor as a fraudulent conveyance under the United States Bankruptcy Code and under analogous provisions of the Louisiana Civil Code.
     (C) We note that the Guarantee is described as a “Senior Guarantee” provided on a “senior basis.” We express no opinion as to the effect, if any, of such designation or the priority of the rights held by the holders of the Exchange Notes against any of the Louisiana Guarantors relative to the priority of claims held by the each of the Louisiana Guarantors’ other creditors.
     (D) The obligations of each of the Louisiana Guarantors under the Guarantee are those of a guarantor, and, unless such obligations are contemporaneously therewith reaffirmed,

July 14, 2006

any renewal, extension or material modification of the primary obligors’ obligations to the Trustee may extinguish the guarantor’s obligations to the Trustee. We further advise you that under the provisions of La. Civ. Code arts. 3058, et seq., a suretyship (guaranty) (i) is extinguished upon extinction of the principal obligation for which it is given, (ii) is terminated upon notice by the surety to the creditor (except that any such termination would not affect the surety’s liability for obligations incurred by the principal obligor, or obligations that the creditor is bound to permit the principal obligor to incur, at the time the notice is received), and (iii) may be extinguished, to the extent the surety is prejudiced by the action, by a modification or amendment of the principal obligation, or the impairment of security held for the guaranteed obligations by the creditor in any material manner and without the consent of the surety. Further, under certain provisions of the Louisiana Civil Code (including, without limitation, articles 1803 and 1892 thereof), a remission of debt, transaction or compromise with one solidary obligor may have the effect of releasing the other solidary obligors for all or a portion of the amount involved. We express no opinion whatsoever with respect to any provisions of the Guarantee which are in conflict with or which purport to vary these provisions of law.
     (E) We express no opinion as to the effect of any inconsistencies and conflicts between the Guarantee and Article 15 of the Indenture.
     (F) We express no opinion as to the validity, performance and enforceability under applicable law of the following provisions in the Guarantee: (i) provisions stating that the Guarantee is not affected by the unenforceability of the Exchange Notes for any reason; (ii) requirements that the Guarantee may be amended or waived only in the event of an agreement in writing signed by the Trustee, including provisions authorizing the delay or failure to exercise a right without waiving such right; (iii) irrevocable appointments of a party as the agent or attorney-in-fact of another party and any power of attorney attempted to be granted to such party; (iv) provisions purporting to establish that funds or other property will be held by a party in trust for another party; (v) waivers of jury trial, consents to jurisdiction, venue and service, waivers of claims, counterclaims, defenses or damages not now known or presently in existence, or global waivers of rights and remedies afforded by law; (vi) provisions relating to the severability of agreements; (vii) provisions relieving a party from liability even in the event of such party’s own negligence, gross fault or intentional acts; (viii) any provision that purposes to preclude the right of a party to assert defenses with respect to its obligations or covenants in judicial proceedings; provided that this exception does not imply that such defenses will be successful or that waivers of rights by such parties not covered by other exceptions in this opinion are unenforceable; (ix) provisions for the continuation, reinstatement or revival of the Guarantee or portions thereof and obligations thereunder or the restoration of obligations or liens thereunder after their termination, release or performance or after judicial proceedings pertaining thereto are abandoned or determined adversely; and (x) the ability to recover attorneys’ fees to the extent that a court should determine that such attorneys’ fees are not reasonable in amount.
     (G) We express no opinion with respect to any federal or state securities law.
     We are admitted to practice in the State of Louisiana, and we express no opinion as to matters under or involving laws of any jurisdictions other than the State of Louisiana and the

July 14, 2006

United States of America. We note that the Guarantee includes a New York choice of law, and we express no opinion as to the enforceability of the Guarantee under New York law.
     The opinions set forth above are rendered as of the date of this letter, and we undertake no obligation, and hereby disclaim any obligation, to update or supplement this opinion with respect to subsequent changes in the law or the facts presently in effect that would alter the scope or substance of the opinions herein expressed.
     This letter expresses our legal opinion as to the foregoing matters based upon our professional judgment at this time; it is not, however, to be construed as a guaranty, nor is it a warranty that a court considering such matters would not rule in a manner contrary to the opinions set forth above. This opinion letter is for your benefit in connection with the transactions contemplated by the Seventeenth Supplemental Indenture and may only be relied upon by you and by persons entitled to rely upon it pursuant to the applicable provision of the federal securities laws. We consent to your filing this opinion as an exhibit to the Company’s registration statement on Form S-4 and the reference to our firm under the heading “Legal Matters.”

Very truly yours,

Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P.

/s/ Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P.

EXHIBIT XVI
July 14, 2006
Allied Waste North America, Inc.
15880 N. Greenway-Hayden Loop
Suite 100
Scottsdale, Arizona 85260
Ladies and Gentlemen:
     We have acted as special Massachusetts counsel for the Opinion Entities (as listed and defined in Annex I hereto) in connection with the registration by Allied Waste North America, Inc. (the “Issuer”) of $600,000,000 in aggregate principal amount of its 7 1/8% Series B Senior Notes due 2016 (the “Exchange Notes”), and the Subsidiary Guarantees (as defined below) of the Exchange Notes by the Opinion Entities, under the Securities Act of 1933, as amended (the “Act”), on Form S-4 (Reg. No. 333-___) filed with the Securities and Exchange Commission (the “Commission”) on July 14, 2006, as amended to date (the “Registration Statement”).
     We understand that the Exchange Notes and the related Subsidiary Guarantees will be issued pursuant to the Seventeenth Supplemental Indenture dated as of May 17, 2006 (the “Supplemental Indenture”) to the Senior Indenture dated as of December 23, 1998, among the Issuer, the guarantors named therein, and U.S. Bank Trust National Association, as trustee (the “Base Indenture”; the Base Indenture, together with the Supplemental Indenture, the “Indenture”; the Indenture, together with the Exchange Notes and the Subsidiary Guarantees, the “Transaction Documents”), and that the Exchange Notes and the Subsidiary Guarantees will be issued in exchange for the Issuer’s outstanding 7 1/8% Series A Senior Notes due 2016 on the terms set forth in the prospectus contained in the Registration Statement and the letter of transmittal filed as an exhibit thereto. We further understand that the due and punctual payment of the principal of, premium, if any, and interest due on the Exchange Notes will be guaranteed by the Opinion Entities pursuant to a guarantee appended to the Exchange Notes in form identical to the guarantee appended to the 7 1/8% Series A Senior Notes due 2016 referred to in paragraph (a) below (such guarantees of the Exchange Notes being referred to in this opinion as the “Subsidiary Guarantees”). Capitalized terms used but not otherwise defined herein (including Annex I hereto) shall have the meanings set forth in the Supplemental Indenture.

Allied Waste North America, Inc.
July 14, 2006

     Our involvement in the transactions described above has been limited solely to reviewing the Indenture and the other documents referred to paragraph (a) below and to providing the opinions set forth below. We have not participated in the preparation of the Registration Statement or any related prospectus or document or in the negotiation of the transactions contemplated by the Registration Statement or the Transaction Documents or any related document, and, except as expressly provided herein, we have performed no investigation or diligence in connection with the factual matters underlying this opinion. Without limiting the generality of the foregoing, we have not reviewed any supplemental indenture or other supplement, amendment, waiver or modification (other than the Supplemental Indenture) to the Base Indenture, including, but not limited to, any of the sixteen supplemental indentures that we understand preceded the Supplemental Indenture.
     In rendering the opinions expressed herein, we have examined the following documents (and only the following documents):
(a)	copies of the executed Base Indenture, the executed Supplemental Indenture and the three executed 7 1/8% Series A Senior Notes due 2016 originally issued in the respective principal amounts of $500,000,000, $96,300,000 and $3,700,000;

(b)	copies of the charter and constitutive documents for the Opinion Entities listed on Annex II attached hereto, each as certified to us under the Secretary’s Certificate (as defined below);

(c)	resolutions of the board of directors or sole member, as applicable, of each Opinion Entity, adopted on May 3, 2006, as certified to us under the Secretary’s Certificate; and

(d)	the certificates listed on Annex III attached hereto as to the legal existence and good standing of each Opinion Entity.
     We have also examined and relied upon one or more certificates dated June 21, 2006 of the secretary or other comparable officer of each Opinion Entity (collectively, the “Secretary’s Certificate”) certifying the documents and resolutions referenced in paragraphs (b) and (c) above and addressing certain related matters. As to matters of fact material to our opinions, we have relied, without independent verification, on representations and certifications made in the Secretary’s Certificate and in the Transaction Documents.
     In rendering the opinions expressed in paragraph 1 below, we have relied solely upon the certificates described in paragraph (d) above, and such opinions are expressed as of the respective dates of such certificates. We express no opinion herein as to the tax good standing of any Opinion Entity.

Allied Waste North America, Inc.
July 14, 2006

     We have assumed the genuineness of all signatures (including signatures of the Opinion Entities and their officers, directors and members), the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all copies submitted to us as conformed, certified or reproduced copies.
     The opinions expressed below are limited to the laws of The Commonwealth of Massachusetts. We express no opinion as to the laws of any other jurisdiction.
     Based upon the foregoing, we are of the opinion that:
     1. Each Corporation Opinion Entity (as defined in Annex I hereto) is validly existing as a corporation and in good standing under the laws of The Commonwealth of Massachusetts. Each LLC Opinion Entity (as defined in Annex I hereto) is validly existing as a limited liability company and in good standing under the laws of The Commonwealth of Massachusetts.
     2. The Subsidiary Guarantee by each Opinion Entity has been duly authorized by all necessary corporate action or limited liability company action, as applicable, of such Opinion Entity.
     We consent to your filing this opinion as an exhibit to the Registration Statement and to the reference of our firm under the heading “Legal Matters” in the prospectus contained therein. In giving our consent, we do not hereby admit that we are in the category of persons whose consent is required under section 7 of the Act or the rules and regulations of the Commission thereunder. We undertake no obligation to update the opinions expressed herein for events or changes in law occurring after the date hereof.

Very truly yours,

FOLEY HOAG LLP

By:	Wendy B. Jacobs, EsQ.

A Partner

Annex I
Entities 1 through 5 below, together, are sometimes referred to in the opinion to which this Annex I is appended as the “Corporation Opinion Entities,” and entities 6 through 8 below, together are sometimes referred to in the opinion to which this Annex I is appended as the “LLC Opinion Entities.” The Corporation Opinion Entities and the LLC Opinion Entities, together, are sometimes referred to in the opinion to which this Annex I is appended as the “Opinion Entities.”
1.	Allied Acquisition Two, Inc., a Massachusetts corporation

2.	Atlantic Waste Holding Company, Inc., a Massachusetts corporation

3.	Browning-Ferris Industries, Inc., a Massachusetts corporation

4.	F.P. McNamara Rubbish Removal, Inc., a Massachusetts corporation

5.	Vining Disposal Service, Inc., a Massachusetts corporation

6.	BFI Transfer Systems of Massachusetts, LLC, a Massachusetts limited liability company

7.	Allied Waste Services of Massachusetts, LLC, a Massachusetts limited liability company

8.	BFI Waste Systems of Massachusetts, LLC, a Massachusetts limited liability company

Annex II
1.	A copy of the Articles of Organization of Allied Acquisition Two, Inc. certified by the Secretary of The Commonwealth of Massachusetts on June 15, 2006.

2.	The Bylaws of Allied Acquisition Two, Inc.

3.	A copy of the Articles of Organization of Atlantic Waste Holding Company, Inc. certified by the Secretary of The Commonwealth of Massachusetts on June 15, 2006.

4.	The Bylaws of Atlantic Waste Holding Company, Inc.

5.	A copy of the Restated Articles of Organization of Browning-Ferris Industries, Inc. certified by the Secretary of The Commonwealth of Massachusetts on June 15, 2006.

6.	The Amended and Restated Bylaws of Browning-Ferris Industries, Inc.

7.	A copy of the Articles of Organization of F.P. McNamara Rubbish Removal, Inc. certified by the Secretary of The Commonwealth of Massachusetts on June 15, 2006.

8.	The Amended and Restated Bylaws of F.P. McNamara Rubbish Removal, Inc.

9.	A copy of the Articles of Organization of Vining Disposal Service, Inc., as amended, certified by the Secretary of The Commonwealth of Massachusetts on June 15, 2006.

10.	The Bylaws of Vining Disposal Service, Inc.

11.	A copy of the Certificate of Organization of BFI Transfer Systems of Massachusetts, LLC certified by the Secretary of The Commonwealth of Massachusetts on June 15, 2006.

12.	The Operating Agreement of BFI Transfer Systems of Massachusetts, LLC.

13.	A copy of the Certificate of Organization of Allied Waste Services of Massachusetts, LLC, as amended, certified by the Secretary of The Commonwealth of Massachusetts on June 15, 2006.

14.	The Operating Agreement of Allied Waste Services of Massachusetts, LLC.

15.	A copy of the Certificate of Organization of BFI Waste Systems of Massachusetts, LLC certified by the Secretary of The Commonwealth of Massachusetts on June 15, 2006.

16.	The Operating Agreement of BFI Waste Systems of Massachusetts, LLC.

Annex III
1.	Certificate issued by the Secretary of The Commonwealth of Massachusetts dated June 14, 2006 regarding the legal existence and good standing of Allied Acquisition Two, Inc. in said Commonwealth.

2.	Certificate issued by the Secretary of The Commonwealth of Massachusetts dated June 14, 2006 regarding the legal existence and good standing of Atlantic Waste Holding Company, Inc. in said Commonwealth.

3.	Certificate issued by the Secretary of The Commonwealth of Massachusetts dated June 14, 2006 regarding the legal existence and good standing of Browning-Ferris Industries, Inc. in said Commonwealth.

4.	Certificate issued by the Secretary of The Commonwealth of Massachusetts dated June 14, 2006 regarding the legal existence and good standing of F.P. McNamara Rubbish Removal, Inc. in said Commonwealth.

5.	Certificate issued by the Secretary of The Commonwealth of Massachusetts dated June 14, 2006 regarding the legal existence and good standing of Vining Disposal Service, Inc. in said Commonwealth.

6.	Certificate issued by the Secretary of The Commonwealth of Massachusetts dated June 14, 2006 regarding the legal existence and good standing of BFI Transfer Systems of Massachusetts, LLC in said Commonwealth.

7.	Certificate issued by the Secretary of The Commonwealth of Massachusetts dated June 14, 2006 regarding the legal existence and good standing of Allied Waste Services of Massachusetts, LLC in said Commonwealth.

8.	Certificate issued by the Secretary of The Commonwealth of Massachusetts dated June 14, 2006 regarding the legal existence and good standing of BFI Waste Systems of Massachusetts, LLC in said Commonwealth.

EXHIBIT XVII
LAW OFFICES OF JOHN A. LIBBY, P.C.
Venture Plaza Building
3150 Livernois, Suite 118
Troy, Michigan 48083
(248) 619-1734

Troy Office:		Sterling Heights Office:
Main:	(248) 619-1734	Main:	(586) 795-9216
Fax:	(248) 619-1758	Fax:	(248) 619-1758
e-mail:	jalibby@jalibby.com	e-mail:	jalibby@comcast.net
July 14, 2006
Allied Waste North America, Inc.
15880 N. Greenway-Hayden Loop
Suite 100
Scottsdale, AZ 85260
     RE: Registration Statement on Form S-4 (Reg. No. 333-            )
Dear Ladies and Gentlemen:
     We have acted as special Michigan counsel to those companies listed on Schedule I herein (the”Guarantors”). In connection with the registration of $600,000,000 in aggregate principal amount of 7 1/8% Senior Notes due 2016 (the “Exchange Notes”) by Allied Waste North America, Inc., a Delaware corporation (the “Company”), and the guarantees of the Exchange Notes (‘the Guarantees”) by certain Subsidiaries of the Company including the Guarantors, under the Securities Act of 1933, as amended (the “Act”) on Form S-4 filed with the Securities and Exchange Commission (the “Commission”) on July 14, 2006 (the “Registration Statement”), you have requested our opinion with respect to the matters set forth below concerning the Guarantors.
     The Exchange Notes and the related Guarantees will be issued pursuant to a supplemental indenture (the “Seventeenth Supplemental Indenture”), dated May 17, 2006, to an indenture (the “Base Indenture”), dated December 23, 1998, among the Company, the Guarantors and U.S. Bank National Association, as Trustee (the “Trustee”), together with the Sixteenth Supplemental Indenture (the “Indenture”). The Exchange Notes and Guarantees will be issued in exchange for the Company’s outstanding 7 1/8% Senior Notes due 2016 (the “Outstanding Notes”) on the terms set forth in the prospectus contained in the Registration Statement and the letter of transmittal. The Indenture, the Exchange Notes and the Guarantees are sometimes referred to herein collectively as the “Operative Documents”. Capitalized terms used herein without definition have the meanings assigned to them in the Indenture.
     We are familiar with the proceedings taken and proposed by the Guarantors in connection with the Guarantees. In addition, we have made such legal and factual examination and inquiries, including an examination of originals or copies certified or otherwise identified to our satisfaction of such documents, corporate records and instruments, as we deemed necessary or appropriate for purposes of this opinion. In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted as originals, and the conformity to authentic documents of all documents submitted to us as copies.

     As special Michigan counsel, we are opining herein as to the effect on the subject transaction only of the internal laws of the State of Michigan, and we express no opinion with respect to the applicability thereto, or the effect thereon, of the federal laws of the United States or the laws of any other jurisdiction, or as to any matters of municipal law or the laws of any local agencies within any state.
1. Each of the Guarantors is a corporation or limited liability company, as applicable, under the Michigan Business Corporation Act, MCL 450.1101 et. seq. or Michigan Limited Liability Company Act, MCL 450.4101 et. seq. Based on the certificates from public officials, we confirm that each of the Guarantors is validly existing and in good standing under the laws of the State of Michigan.
2. The Guarantees of each of the Guarantors (the “Identified Guarantees”) have been duly authorized by all necessary corporate or limited liability company action of each respective Guarantor, and when executed in accordance with the terms of the Indenture and upon due execution, authentication and delivery of the Exchange Notes, each of the Identified Guarantees will be the legally valid and binding obligation of the respective Guarantor, enforceable against such Guarantor with its terms.
     The opinions rendered in paragraphs 1 and 2 above relating to the enforceability of the Guarantees are subject to the following exceptions, limitations and qualifications: (i) the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors; (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or law, and the discretion of the court before which any proceeding therefor may be brought and (iii) we express no opinion concerning the enforceability of the waiver of rights or defenses contained in Section 5.15 of the Base Indenture.
     We have not been requested to express, and with your knowledge and consent, do not render, any opinion as to the applicability to the obligations of the Guarantors under the Indenture or the Identified Guarantees of Section 548 of the United States Bankruptcy Code or applicable state law relating to fraudulent transfers and obligations.
     To the extent that the obligations of the Guarantors listed on Schedule R under the Indenture may be dependent upon such matters, we assume for purposes of this opinion that the Trustee is duly organized, validly existing and in good standing under the laws of the jurisdiction of organization; that the Trustee is duly qualified to engage in the activities contemplated by the Indenture; that the Indenture has been duly authorized, executed and delivered by the Trustee and constitutes the legally valid, binding and enforceable obligation of the Trustee enforceable against the Trustee in accordance with its terms; that the Trustee is in compliance, generally and with respect to acting as a trustee under the Indenture, with all applicable laws and regulations; and that the Trustee has the requisite organizational and legal power and authority to perform its obligations under the Indenture.
     This opinion is for your benefit in connection with the transactions contemplated by the Operative Documents and may be relied upon by you and by persons entitled to rely upon it pursuant to the applicable provisions of federal securities laws. We consent to you filing this opinion as an exhibit to the Registration Statement and to the reference to our firm contained under the heading “Legal Matters” in the prospectus contained therein.

Sincerely,

LAW OFFICES OF JOHN A. LIBBY, P.C.

By: John A. Libby
SCHEDULE I
Adrian Landfill, Inc.
Allied Waste Systems of Michigan, LLC
C&C Expanded Sanitary Landfill, LLC
Central Sanitary Landfill, Inc.
Citizens Disposal, Inc.
City-Star Services, Inc.
Clarkston Disposal, Inc.
Dinverno, Inc.
Eagle Industries Leasing, Inc.
G Van Dyken Disposal, Inc.
Harland’s Sanitary Landfill, Inc.
Oakland Heights Development, Inc.
Royal Holdings, Inc.
Sanitary Disposal Service, Inc.
Sauk Trail Development, Inc.
Standard Disposal Services, Inc.
Standard Environmental Services, Inc.

EXHIBIT XVIII
Ernest P. Shriver
Telephone: 612.340.7943
Fax: 612.337.7543
pshriver@riderlaw.com
July 14, 2006
Allied Waste North America, Inc.
15880 N. Greenway-Hayden Loop Suite 100
Scottsdale, Arizona 85260
Ladies and Gentlemen:
     We have acted as local legal counsel to Allied Waste North America, Inc., a Delaware corporation (the “Company”), in connection with the guarantee by VHG, Inc., a Minnesota corporation, and Woodlake Sanitary Service, Inc., a Minnesota corporation (collectively, the “Guarantors”), of the Company’s obligations under the Company’s Senior Notes due 2016 (the “Notes due 2016”), the base indenture, dated December 23, 1998 (the “Base Indenture”), and the supplemental indenture related thereto under which the Notes due 2016 will be issued (the “2016 Supplemental Indenture” and, together with the Base Indenture, the “2016 Indenture”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the 2016 Indenture.
     In connection with this opinion, we have reviewed the Notes due 2016, the Base Indenture, the Supplemental Indenture and such documents and records of the Company and Guarantor and such certificates of public officials as we have deemed necessary or appropriate for the purposes of this opinion. In our examination, we have assumed, without any independent verification or investigation, the authenticity of all agreements, instruments and other documents submitted to us as originals, the genuineness of all signatures thereon, the conformity to the originals of all agreements, instruments and other documents submitted to us as certified, conformed or photostatic copies, and the legal capacity of each person executing and delivering any document in an individual capacity. We have assumed, without independent verification or investigation, that all parties to the Notes due 2016 and the 2016 Indenture (other than the Guarantors) have full power and authority to execute, deliver and perform their obligations thereunder, the Notes due 2016 and the 2016 Indenture has been duly executed and delivered by such parties (other than the Guarantors) and the Notes due 2016 and the 2016 Indenture are enforceable against all parties thereto (other than the Guarantors) in accordance with their terms. As to any factual matters material to the opinions expressed herein, we have (with your permission and without any investigation or independent confirmation) relied upon, and assumed the accuracy of, the agreements, documents, certificates and records examined by us, as well as Rider Bennett, LLP statements of officers and other representatives of the Guarantors and the representations and warranties contained in the 2016 Indenture.

Rider Bennett, LLP
Allied Waste North America, Inc.
July 14, 2006

     Based upon and subject to the foregoing, we are of the opinion that:
     1. Each of the Guarantors is a corporation under the Minnesota Business Corporation Act. Based on certificates from public officials, we confirm that each of the Guarantors is validly existing and in good standing under the laws of the State of Minnesota.
     2. The Guarantees of each of the Guarantors have been duly authorized by all necessary corporate action of each respective Guarantor, and when executed in accordance with the terms of the 2016 Indenture and upon due execution, authentication and delivery of the Exchange Notes against the due tender and delivery to the Trustee of the Outstanding Notes in an aggregate principal amount equal to the aggregate principal amount of the Exchange Notes, each of the Guarantees will be the legally valid and binding obligation of the respective Guarantor, enforceable against such Guarantor in accordance with its terms; except that (a) such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance or transfer, equitable subordination or other similar laws, whether statutory or decisional, now or hereafter in effect, relating to or affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), including, but not limited to, concepts of materiality, reasonableness, good faith and fair dealing, (b) enforcement of the indemnification and provisions contained in the Guarantees may be limited by federal and state laws or public policy, and (c) a provision in the Guarantees specifying that the terms or provisions thereof may only be waived in writing may not be enforced to the extent that any oral agreement or an implied agreement by course of conduct has been created modifying any provision of such agreement.
     The undersigned is admitted to practice law in the State of Minnesota and this opinion is based solely upon and limited to (a) the laws of the State of Minnesota and (b) the federal laws of the United States of America. We express no opinion with respect to the laws of any other state or jurisdiction. Insofar as the law of any other jurisdiction is applicable to any parties referred to in this opinion, this opinion assumes that the laws of such jurisdiction are identical to the laws of the State of Minnesota.
     The foregoing opinions are limited to the specific issues addressed herein. No other opinion may be inferred or implied beyond the specific issues expressly addressed herein.
     This opinion is for your benefit in connection with the transactions contemplated by the operative documents and may be relied upon by you and by persons entitled to rely upon it pursuant to the applicable provisions of federal securities laws. We consent to your filing this opinion as an exhibit to the Company’s registration statement on Form S-4 and to the reference of our firm under the heading “Legal Matters.”

Rider Bennett, LLP
Allied Waste North America, Inc.
July 14, 2006

Very truly yours,

RIDER BENNETT, LLP

	By	/s/ Ernest P. Shriver, Esq.

Ernest P. Shriver
EPS

EXHIBIT XIX

POST OFFICE DRAWER 119, JACKSON, MISSISSIPPI 39205	ATTORNEYS AT LAW Lisa M. Usry Direct: 601.960.6862 E-mail: lusry@brunini.com	1400 Trustmark Building 248 East Capitol Street Jackson, Mississippi 39201 Telephone: 601.948.3101 Facsimile: 601.960.6902	Edmund L. Brunini (1911-1992) R. Gordon Grantham (1912-1986) John M. Grower George P. Hewes, III Of Counsel
July 14, 2006
Allied Waste North America, Inc.
15880 N. Greenway-Hayden Loop
Suite 100
Scottsdale, Arizona 85260

Re:	Registration Statement on Form S-4 (Reg. No. 333-_________)
Ladies and Gentlemen:
     In connection with the registration of $600,000,000 in aggregate principal amount of 7⅛% Senior Notes due 2016 (the “Exchange Notes”) by Allied Waste North America, Inc., a Delaware corporation (the “Company”), and the guarantees of the Exchange Notes (the “Guarantees”) by each of the entities listed on Schedule A hereto (each, a “Guarantor” and, collectively, the “Guarantors”), under the Securities Act of 1933, as amended (the “Act”), on Form S-4 filed with the Securities and Exchange Commission (the “Commission”) on July 14, 2006 (the “Registration Statement”) as amended, you have requested our opinion with respect to the matters set forth below.
     The Exchange Notes and the related Guarantees will be issued pursuant to a supplemental indenture (the “Seventeenth Supplemental Indenture”), dated May 17, 2006, to an indenture (the “Base Indenture”), dated December 23, 1998, among the Company, the Guarantors and U.S. Bank National Association, as trustee (the “Trustee”), (the Base Indenture and the Seventeenth Supplemental Indenture are, together, the “Indenture”). The Exchange Notes and the Guarantees will be issued in exchange for the Company’s outstanding 7⅛% Senior Notes due 2016 (the “Outstanding Notes”) on the terms set forth in the prospectus contained in the Registration Statement and the letter of transmittal filed as an exhibit thereto. The Indenture, the Exchange Notes and the Guarantees are sometimes referred to herein collectively as the “Operative Documents.” Capitalized terms used herein without definition have the meanings assigned to them in the Indenture.
     In our capacity as your special Mississippi counsel in connection with such registration, we are familiar with the proceedings taken and proposed to be taken by the Guarantors in connection with the authorization and issuance of Guarantees. In addition, we have made such legal and factual examinations and inquiries, including an examination of originals or copies certified or otherwise identified to our satisfaction of the following documents:
1.	The Exchange Notes;

2.	The Seventeenth Supplemental Indenture;

3.	The Base Indenture;

4.	The Guarantees;

July 14, 2006

5.	Minutes of the Board of Directors of the corporate Guarantors identified on Schedule A attached hereto authorizing the execution of the Guarantees by such Guarantors;

6.	Minutes of the governing bodies of the limited liability company Guarantors identified on Schedule A attached hereto authorizing the execution of the Guarantees by such Guarantors;

7.	The Amended and Restated Bylaws of the corporate Guarantors identified on Schedule A attached hereto; and

8.	The Operating Agreements of the limited liability company Guarantors identified on Schedule A attached hereto.
     In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as copies.
     We have assumed that the execution, delivery and performance of the Guarantees by the Guarantors do not violate the order of any court or administrative agency with jurisdiction over the Guarantors. We further assume that the Guarantors have obtained all necessary consents (other than consents, if any, required by any administrative agency of the State of Mississippi or the documents that we have reviewed) to the execution, delivery and performance of the Guarantees.
     We are opining herein as to the effect on the subject transaction only of the internal laws of the State of Mississippi and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or as to any matters of municipal law or the laws of any local agencies within any state.
     We have examined execution drafts of the Guarantees. We have assumed that the Guarantees will be executed and delivered by duly authorized officers of the Guarantors.
     Subject to the foregoing and the other matters set forth herein, it is our opinion that as of the date hereof:
     A. Each of the Guarantors is a corporation or limited liability company, as applicable, under the Mississippi Business Corporation Act, Mississippi Code Annotated Sections 79-4-1.01, et seq., or the Mississippi Limited Liability Company Act, Mississippi Code Annotated Sections 79-29-101, et seq., as applicable. Based solely on certificates attached hereto from the Secretary of State of Mississippi for Hancock County Development Company, LLC and Magnolia Disposal Services, Inc., each dated June 15, 2006, and certificates attached hereto from the Secretary of State of Mississippi for Harrison County Landfill, LLC, Jackson County Landfill, LLC and Mississippi Waste Paper Company, each dated June 28, 2006, we confirm that the each of the Guarantors is validly existing and in good standing under the laws of the State of Mississippi.
     B. The Guarantees of each of the Guarantors have been duly authorized by all necessary corporate or limited liability company action of each respective Guarantor.
     To the extent that the obligations of the Guarantors under the Indenture may be dependent upon such matters, we assume for purposes of this opinion that the Trustee and the Company are

July 14, 2006

duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization; that the Trustee and the Company are duly qualified to engage in the activities contemplated by the Indenture; that the Indenture has been duly authorized, executed and delivered by the Trustee and the Company and constitutes the legally valid, binding and enforceable obligation of the Trustee and the Company enforceable against the Trustee and the Company in accordance with its terms; that the Trustee and the Company are in compliance, generally and with respect to the Trustee acting as a trustee under the Indenture, with all applicable laws and regulations; and that the Trustee and the Company have the requisite organizational and legal power and authority to perform their obligations under the Indenture. We also have assumed that adequate consideration exists for the undertakings of the Guarantors in the Guarantees.
     Our opinions are limited to the matters expressly stated herein, and no additional opinions should be implied. Without limiting the foregoing, we do not express any opinions about any other documents referenced in the Guarantees.
     Mississippi case law allows parties to a contract to modify the contract verbally even when the contract states that any modification must be in writing.
     This opinion is limited to Mississippi law in effect on the date hereof. We do not undertake to supplement this opinion.
     This opinion is for your benefit in connection with the transactions contemplated by the Operative Documents and may be relied upon by you and by persons entitled to rely upon it pursuant to the applicable provisions of federal securities laws. This opinion may not be relied upon by any other person or in any other transaction without the prior written consent of this firm. We consent to your filing this opinion as an exhibit to the Company’s registration statement on Form S-4 and to the reference of our firm under the heading “Legal Matters.”

Sincerely,
Brunini, Grantham, Grower & Hewes, PLLC

Lisa M. Usry

SCHEDULE A
CORPORATION GUARANTORS

Name of Company	State of Incorporation
Magnolia Disposal Services, Inc.	Mississippi

Mississippi Waste Paper Company	Mississippi
LIMITED LIABILITY COMPANY GUARANTORS

Name of Company	State of Formation
Hancock County Development Company, LLC	Mississippi

Harrison County Landfill, LLC	Mississippi

Jackson County Landfill, LLC	Mississippi

EXHIBIT XX

Ted J. Doney (1942-1994)	Offices in Helena and Dillon, Montana	Susan Callaghan
Frank C. Crowley, MS	sender’s email: fcrowley@doneylaw.com	Thomas E. Davis
John E. Bloomquist		Patti L. Rowland
R. Allan Payne, RGp, MS		Abigail J. St. Lawrence
Michael J. Uda, MS		James L. Shuler
David R. Stewart, LL.M.
Suzanne Taylor
          July 14, 2006
Allied Waste North America, Inc.
15880 N. Greenway-Hayden Loop, Suite 100
Scottsdale, Arizona 85260

Re:	Guarantee of Allied Waste North America, Inc.’s (“AWNA”) Senior Notes due 2016 issued pursuant to the Indenture, dated as of December 23, 1998 and the Seventeenth 2016 Indenture dated May 17, 2006 (the “2016 Indenture”)
Dear Ladies and Gentlemen:
     We are acting as special counsel for Allied Waste Systems of Montana, LLC, a Montana limited liability company (referred to hereafter as the “LLC”) in connection with the proposed exchange by Allied Waste North America, Inc. (“Allied”) of $600,000,000 in aggregate principal amount of its 7 1/8% Senior Notes due 2016 issued under that certain Senior Indenture dated as of December 23, 1998 (the “Base Indenture”) among Allied, the guarantors named therein, and the U.S. Bank National Association (the “Trustee”) as amended and supplemented by the Seventeenth Supplemental Indenture dated as of May 17, 2006 (the “Supplemental Indenture” and with the Base Indenture, the “2016 Indenture”), which are to be registered under the Securities Act of 1933 (the “Securities Act”) to be filed with the Securities and Exchange Commission (the “Exchange Notes”) and the guarantees of the Notes due 2016 by the Guarantors (the “Guarantees”), for a like principal amount of Allied’s outstanding 7 1/8 % Senior Notes due 2016 that were also issued under the 2016 Indenture and which have not been registered under the Securities Act. The LLC is sometimes referred to hereafter as the “Montana Guarantor.” Capitalized terms used in this opinion and not otherwise defined or limited herein shall have the meanings ascribed to such terms in the 2016 Indenture.
     In connection with this opinion, we have investigated such questions of law, examined such corporate documents and records of the Montana Guarantor and certificates of public officials and other documents, and received such information from officers and representatives of the Montana Guarantor as we have deemed necessary or appropriate for the purposes of this opinion. Specifically, we have examined, among other documents, fully executed copies of:

Allied Waste North America, Inc.
July 14, 2006

(i)	Articles of Organization and Operating Agreement of the LLC (“Organizational Documents”);

(ii)	Minutes of the Members of the LLC, as well as the Indenture (including the Form of Senior Guarantee set forth in Section 2.3 of the Indenture); and

(iii)	The Supplemental Indenture with (ii) and (iii) collectively, the “Operative Documents”.
     In all such examinations, we have assumed the authenticity and completeness of all documents submitted to us as originals and the genuineness of signatures on such original documents. We have also assumed that each party to a document has satisfied those legal requirements that are applicable to it to the extent necessary to make those documents enforceable against it and conformity to such original documents of all copies submitted to us as certified, conformed, or photographic copies, and as to certificates and telegraphic confirmations given by public officials, we have assumed the same to have been properly given and to be accurate.
     Other than our review of the Operative Documents, we have undertaken no factual review or investigation in connection with this opinion. With respect to factual matters necessary to the rendition of the opinions which are hereinafter stated, we have relied on information stated or warranted in the Operative Documents or in separate certifications which we have requested in connection with this opinion. We have not participated in the negotiation of the Operative Documents, nor have we assisted in any activities regarding the indebtedness or guarantees contemplated by, or referred to in, the Operative Documents. Our examination of documents has been limited as set forth herein, and our opinion is confined to the facts set forth herein.
     We have assumed that each party to the Operative Documents has the power and authority to execute, deliver and perform its respective obligations under such documents, and all such documents are duly enforceable against such party. We have also relied, with respect to our opinions concerning the Montana Guarantor, upon the certification of the Montana Secretary of State.
     Based upon the foregoing, and subject to the qualifications, exceptions and assumptions stated herein, we are of the opinion that, as of the date hereof:
     1. The Montana Guarantor is a limited liability company, duly organized under the Montana Limited Liability Company Act, Title 35, Chapter 8, Montana Code Annotated. Based on a certificate issued by the Montana Secretary of State, we confirm that the Montana Guarantor is in existence as a recognized entity under the laws of the State of Montana.
     2. The Guarantee of the Montana Guarantor has been duly authorized by all necessary limited liability company action of the Montana Guarantor, and when executed in accordance with the terms of the 2016 Indenture and upon due execution, authentication and delivery of the Exchange Notes against the due tender and delivery to the Trustee of the Outstanding Notes in an aggregate principal amount equal to the aggregate principal amount of the Exchange Notes, the

Allied Waste North America, Inc.
July 14, 2006

Guarantee will be the legally valid and binding obligation of the Montana Guarantor, enforceable against such Montana Guarantor in accordance with its terms.
     The opinions set forth herein are predicated upon the assumptions and are limited by the qualifications, exceptions and limitations, if any, set forth in the Operative Documents, and set forth above and below:
     A. We are members of the bar of the State of Montana. The foregoing opinions are limited to matters involving the current laws of the State of Montana and current federal laws, and we do not express any opinion as to matters involving the laws of any other jurisdiction.
     B. Our opinions (in particular, those expressing an opinion regarding the enforceability of the Subsidiary Guarantee by the Montana Guarantor) are subject to, and we express no opinion as to, the effects of:
(i)	bankruptcy, insolvency, reorganization, arrangement, moratorium, receivership, liquidation, fraudulent conveyance and other laws or equitable principles of general application to or affecting the enforcement of creditors’ rights generally; and

(ii)	general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and implied covenants of good faith and fair dealing. Without limiting the generality of the foregoing, we express no opinion as to the availability of equitable relief, including, without limitation, specific performance and injunctive relief, in any situation arising out of the transactions to which the opinions set forth herein relate. More particularly, we note that any opinion herein expressed as to enforceability is necessarily subject to:
(a)	the effect of Montana and federal court decisions invoking statutes or principles of equity that have held that certain covenants and provisions of agreements are unenforceable where:
•	the breach of such covenants or provisions imposes restrictions or burdens upon a party, and it cannot be demonstrated that the enforcement of such restrictions or burdens is reasonably necessary for the protection of the other party, or

•	a party’s enforcement of such covenants or provisions under the circumstances would violate the implied covenant of good faith and fair dealing; and
(b)	the power of federal and state courts in the exercise of judicial discretion to refuse to enforce (or to stay the enforcement of) any provision of the Subsidiary Guarantee that purports to waive the rights of a party to assert the claims or defenses available to it by statute, common law or equity.

Allied Waste North America, Inc.
July 14, 2006

     C. Although certain rights, remedies and waivers contained in the Operative Documents may be limited or rendered ineffective by applicable Montana laws or judicial decisions governing such provisions, such laws and judicial decisions do not render the Operative Documents invalid as a whole and there exist (in the Operative Documents or pursuant to current applicable law) legally adequate remedies for a realization of the principal benefits and/or security intended to be provided by the Operative Documents. Without limiting the generality of the foregoing, this opinion is subject to the following specific limitations:
(i)	In giving this opinion, we advise you that a Montana court may not strictly enforce certain covenants contained in the Operative Documents or allow acceleration of the maturity of the indebtedness evidenced by the Indenture if it concludes that such enforcement or acceleration would be unreasonable under the then existing circumstances. We do believe, however, that subject to the limitations expressed elsewhere in this opinion, enforcement or acceleration would be available if an event of default occurs as a result of a material breach of a material covenant contained in the Operative Documents.
     This opinion is for your benefit in connection with the transactions contemplated by the Operative Documents and may be relied upon only by you and by persons entitled to rely upon it pursuant to the applicable provisions of federal securities laws. We consent to your filing this opinion as an exhibit to the Company’s registration statement on Form S-4 and to the reference of our firm under the heading “Legal Matters.”
     This opinion letter does not extend to and may not be delivered to, relied upon, or assigned to any other person or party.
Sincerely,

Frank C. Crowley

EXHIBIT XXI

Law Offices
Crosby
Guenzel LLP
Federal Trust Building
134 South 13th Street,
Suite 400
Lincoln, Nebraska 68508
Telephone: (402) 434-7300
Facsimile: (402) 434-7303
Writer’s E-Mail: daj@crosbylawfirm.com
William D. Kuester
Steven G. Seglin
Rocky C. Weber
David A. Jarecke
William R. Kutilek
Richard L. Rice
Thomas E. Jeffers
Jeffrey A. Gaertig

Robert C. Guenzel (Retired)
Theodore L. Kessner (Retired)

Robert B. Crosby (1911-2000)
Thomas R. Pansing (1917-1973)
Donn E. Davis (1929-1998)

July 14, 2006
Allied Waste North America, Inc.
15880 N. Greenway-Hayden Loop
Suite 100
Scottsdale, Arizona 85260
     Re:   Oscar’s Collection System of Fremont, Inc.
By letter received on June 2, 2006, from Latham & Watkins, LLP, on behalf of Allied Waste North America, Inc., we have been asked to furnish information concerning the status of Oscar’s Collection Systems of Fremont, Inc. (the “Guarantor”) and the legal sufficiency of the Guarantees delivered by Guarantor to Allied Waste North America, Inc.
Capitalized terms used herein without definition have the meanings assigned to them in the Indenture:
     1. The Guarantor is a corporation established pursuant to the Nebraska Business Corporations Act. Based on certificates from public officials, we confirm that Guarantor is validly existing and in good standing under the laws of the State of Nebraska.
     2. The Guarantees of the Guarantor have been duly authorized by all necessary corporate persons on behalf of the Guarantor, and when executed in accordance with the terms of the Indenture and upon due execution, authentication and delivery of the Exchange Notes against the due tender and delivery to the Trustee of the Outstanding Notes in an aggregate principal amount equal to the aggregate principal amount of the Exchange Notes, the Guarantor will be a legally valid and binding obligation of the Guarantor, enforceable against such Guarantor in accordance with its terms.
This opinion is for your benefit in connection with the transactions contemplated by the Operative Documents and may be relied upon by you and by persons entitled to rely upon it pursuant to the applicable provisions of federal securities laws. We consent to your filing this

July 14, 2006

opinion as an exhibit to the Guarantor’s registration statement on Form S-4 and to the reference of our firm under the heading “Legal Matters.”
Latham & Watkins, LLP’s request for this response did not request our opinion regarding any unasserted possible claim or assessment involving Guarantor or Allied Waste North America, Inc. We have no knowledge and we are not providing an opinion as to any possible claims.
The information set forth herein is as of the date hereof, except as otherwise indicated, and we assume no obligation to advise you of changes, whether or not deemed material, which may hereafter be brought to our attention. Additionally, this letter is solely for the information of and report with respect to the legal status of the Guarantor and is not to be quoted or otherwise referred to in any other manner, except as set forth above without the written consent of our firm.

Sincerely,

CROSBY GUENZEL LLP

By
DAJ:tlh	David A. Jarecke

EXHIBIT XXII

LAS VEGAS OFFICE info@kkbrf.com

LAS VEGAS OFFICE	RENO OFFICE	SUMMERLIN OFFICE
3800 Howard Hughes Parkway	5250 S. Virginia Street	3425 Cliff Shadows Parkway
Seventh Floor	Suite 220	Suite 150
Las Vegas, NV 89109-0907	Reno, NV 89502-6000	Las Vegas, NV 89129-5074
Tel: 702.792.7000	Tel: 775.852.3900	Tel: 702.693.4260
Fax: 702.796.7181	Fax: 775.852.3982	Fax: 702.939.8457
July 14, 2006
Allied Waste North America, Inc.
15880 N. Greenway-Hayden Loop
Suite 100
Scottsdale, Arizona 85260
Re:   Browning-Ferris Industries Chemical Services, Inc.
Ladies and Gentlemen:
     We have acted as special Nevada counsel to Browning-Ferris Industries Chemical Services, Inc., a Nevada subsidiary (the “Nevada Guarantor”) of Allied Waste North America, Inc., a Delaware corporation (“Parent”). The Nevada Guarantor has issued a Guarantee (as defined below) in connection with the issuance by Parent of $600,000,000 of the Parent’s 7 1/8% Series B Senior Notes due 2016 (the “Notes”) all as described in the Registration Statement on Form S-4 filed on the date hereof (File No. 333-                    ) (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Act”). The Registration Statement registers under the Act the proposed issuance of the Notes and guarantees evidencing the Nevada Guarantor’s joint and several guarantees of the aggregate principal amount of the Notes (the “Guarantees”). The Notes and related Guarantees are issuable under an Indenture dated as of December 23, 1998 and the Seventeenth Supplemental Indenture (collectively, the “Indenture”) among the Parent, each of the Guarantors and U.S. Bank National Association, as trustee (the “Trustee”).
     In rendering the opinions set forth below, we have reviewed (a) the Registration Statement, (b) the Indenture, (c) the respective constituent documents of the Nevada Guarantor, as amended to date, (d) certain records of the corporate proceedings of the Nevada Guarantor, (e) certificates of public officials, and (f) such records, documents, statutes and decisions as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth. In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with the original of all documents submitted to us as copies thereof and the truthfulness of all statements of fact set forth in the documents and records examined by us.
     We have assumed for purposes of this opinion that the Indenture was duly authorized, executed and delivered by the Trustee and that the Trustee has the requisite organizational and legal power and authority to perform its obligations under the Indenture.

Allied Waste North America, Inc. July 14, 2006 Page 2
     Based on the foregoing and subject to the qualifications, limitations and assumptions set forth herein, and having due regard for such legal considerations as we deem relevant, we are of the opinion that:
1.	The Nevada Guarantor has been duly incorporated and is an existing corporation in good standing under the laws of Nevada.

2.	The Indenture has been duly authorized, executed and delivered by the Nevada Guarantor.

3.	The Guarantee has been duly authorized by the Nevada Guarantor.
     We express no opinion herein as to the effect or applicability of the laws of any jurisdiction other than the federal laws of the United States of America and laws of the State of Nevada.
     This opinion is for your benefit in connection with the transactions contemplated by the Operative Documents and may be relied upon by you and by persons entitled to rely upon it pursuant to the applicable provisions of federal securities laws. We consent to your filing this opinion as an exhibit to the registration statement on Form S-4 and to the reference of our firm under the heading “Legal Matters.”

Sincerely,

Kummer Kaempfer Bonner Renshaw & Ferrario

EXHIBIT XXIII

Jay Samuels

732-448-2533

jsamuels@windelsmarx.com

July 14, 2006
Allied Waste North America, Inc.
15880 N. Greenway-Hayden Loop
Suite 100
Scottsdale, Arizona 85260

Re:	Allied Waste North America, Inc./Exchange Offer for Senior Notes Guarantees of New Jersey Subsidiaries
Ladies and Gentlemen:
     We have acted as special counsel to thirteen (13) entities organized in the State of New Jersey identified on Schedule A annexed to this letter (the “New Jersey Guarantors”) in connection with their guarantees (the “Guarantees”) of certain 7 1/8% Senior Notes due 2016 in the aggregate principal amount of $600,000,000.00 (the “Exchange Notes”) by Allied Waste of North America, Inc., a Delaware corporation (the “Company”).
     Capitalized terms used herein without definition have the meanings assigned to them in that certain Seventeenth Supplemental Indenture dated May 17, 2006 (the “Indenture”).
     In connection with the opinions set forth in this letter, we have examined original or copies of such documents and certificates identified on Schedule B, and have made such other examination as to matters of law as we have deemed necessary in order to enable us to give this opinion.
     For the purposes of this opinion, we have assumed: (i) the genuineness of all signatures; (ii) the authenticity of all documents submitted to us as originals; (iii) the conformity to authentic original documents of all documents submitted to us as copies; (iv) the due organization, existence and good standing of each of the parties other than the New Jersey Guarantors; (v) the legal right, authority and power of each of the parties other than the New Jersey Guarantors under all applicable law to execute, deliver and perform the obligations to which it is a party; (vi) the due authorization, execution and delivery of documents by each of the parties thereto other than the New Jersey Guarantors; (vii) the performance by each of the parties thereto, other than the New Jersey Guarantors, of its obligations does not breach its organizational documents and does not violate any law, regulation, decree or order applicable to it and; (viii) each of the undertakings by each of the parties thereto other than the New Jersey Guarantors constitutes the

Allied Waste North America, Inc.
July 14, 2006

valid and binding obligation of each of such parties, enforceable against it in accordance with its terms.
     As to matters of fact relevant to this opinion, we have relied upon the accuracy of certificates furnished to us by the New Jersey Guarantors, and by the State of New Jersey.
     In basing the opinions set forth herein on “our knowledge”, the words “our knowledge” signify that, in the course of our representation of the New Jersey Guarantors, no facts have come to our attention that would give us actual knowledge or actual notice that any such opinions or other matters are not accurate. Except as otherwise stated herein, we have undertaken no investigation or verification of such matters. Further, the words “our knowledge” and similar language as used herein are intended to be limited to the actual knowledge of the attorneys within our firm who have been directly involved in representing the New Jersey Guarantors in connection with their Guarantees.
     Based on the foregoing, and subject to the other exceptions, qualifications and limitations stated herein, we are of the opinion that:
     1. Each of the New Jersey Guarantors identified as a corporation on Schedule A is a corporation organized under the New Jersey Business Corporations Act, and is validly existing and in good standing under the laws of the State of New Jersey.
     2. Each of the New Jersey Guarantors identified as a limited liability company on Schedule A is a limited liability company organized under the New Jersey Limited Liability Act, and is validly existing and in good standing under the laws of the State of New Jersey.
     3. The Guarantees of each of the New Jersey Guarantors have been duly authorized by all necessary corporate or limited liability company action of each respective New Jersey Guarantor.
     Our opinions are subject to the following further exceptions, qualifications and limitations:
     a. Our opinions are limited by the effects of: (i) bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ rights and remedies generally; (ii) general principles of equity, such as estoppel, waiver, laches and other equitable considerations, regardless of whether considered in a proceeding in equity or at law, and the discretion of a court before which any proceeding may be brought; and (iii) concepts of reasonableness, conscionability, good faith and fair dealing.

Allied Waste North America, Inc.
July 14, 2006

     b. We have not been requested to express, and with your knowledge and consent, do not render, any opinion as to the applicability, or the effect of, Section 548 of the United States Bankruptcy Code or applicable state law relating to fraudulent transfers and obligations on the obligations of the New Jersey Guarantors.
     c. We express no opinion as to the priority of claims under the Guarantees against the New Jersey Guarantors or their assets in relation to claims of other creditors of or claimants against the New Jersey Guarantors or their assets.
     d. We express no opinion as to the existence, perfection or priority of any lien against any assets of any of the New Jersey Guarantors.
     e. We express no opinion with respect to the following: (i) federal securities laws and regulations administered by the Securities and Exchange Commission, state “Blue Sky” laws and regulations, and laws and regulations relating to commodity (and other) futures and indices and other similar instruments, (ii) pension and employee benefit laws and regulations (e.g., ERISA), (iii) federal and state antitrust and unfair competition laws and regulations, (iv) federal and state environmental laws and regulations, (v) federal and state tax laws and regulations, (vi) federal and state racketeering laws and regulations (e.g., RICO), (vii) federal and state health and safety laws and regulations (e.g., OSHA), (viii) federal and state labor laws and regulations, (ix) other federal and state statutes of general application to the extent they provide for criminal prosecution (e.g., mail fraud and wire fraud statutes) and (x) federal and state laws, regulations and policies concerning (A) national and local emergency, (B) possible judicial deference to acts of sovereign states and (C) criminal and civil forfeiture laws.
     f. We express no opinion regarding the continued effect of the Guarantees if the Guarantees (or any of them) are released upon the terms set forth in the Guarantees and in the Indenture.
     We are members of the Bar of the State of New Jersey, and in rendering this opinion our examination of matters of law has been limited to, and we express no opinion as to the laws of any jurisdiction other than, the law of the State of New Jersey and the federal law of the United States of America.
     This opinion is for your benefit in connection with the transactions contemplated by the Operative Documents and may be relied upon by you and by persons entitled to rely upon it pursuant to the applicable provisions of federal securities laws. We consent to your filing this opinion as an exhibit to the Company’s registration statement on Form S-4 and to the reference of our firm under the heading “Legal Matters.” In giving the foregoing consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities

Allied Waste North America, Inc.
July 14, 2006

Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

Very truly yours,

Windels Marx Lane & Mittendorf, LLP

Schedule A
Corporate Entities
Allied Waste of New Jersey, Inc.
American Materials Recycling Corp.
Automated Modular Systems, Inc.
BFI Energy Systems of Essex County, Inc.
BFI Transfer Systems of New Jersey, Inc.
BFI Waste Systems of New Jersey, Inc.
Browning-Ferris Industries of New Jersey, Inc.
Louis Pinto & Son, Inc., Sanitation Contractors
Newco Waste Systems of New Jersey, Inc.
Tom Luciano’s Disposal Service, Inc.
Total Solid Waste Recyclers, Inc.
Limited Liability Company Entities
Allied Transfer Systems of New Jersey, LLC
Allied Waste Systems of New Jersey, LLC
END

Schedule B
Corporate Entities
Allied Waste of New Jersey, Inc.
Certificate of Incorporation
By-Laws
Certificate of Good Standing
Minutes of the Board of Directors of May 3, 2006
Guarantor’s Incumbency Certificate dated June 15, 2006
American Materials Recycling Corp.
Certificate of Incorporation
By-Laws
Certificate of Good Standing
Minutes of the Board of Directors of May 3, 2006
Guarantor’s Incumbency Certificate dated June 15, 2006
Automated Modular Systems, Inc.
Certificate of Incorporation
By-Laws
Certificate of Good Standing
Minutes of the Board of Directors of May 3, 2006
Guarantor’s Incumbency Certificate dated June 15, 2006
Exercise of Delegated Authority by Authorized Officer of Tom Luciano’s Disposal Service, Inc. dated June 15, 2006
BFI Energy Systems of Essex County, Inc.
Certificate of Incorporation
By-Laws
Certificate of Good Standing
Minutes of the Board of Directors of May 3, 2006
Guarantor’s Incumbency Certificate dated June 15, 2006
Exercise of Delegated Authority by Authorized Officer of Browning-Ferris Industries,
LLC dated June 15, 2006
BFI Transfer Systems of New Jersey, Inc.
Certificate of Incorporation
By-Laws
Certificate of Good Standing
Minutes of the Board of Directors of May 3, 2006
Guarantor’s Incumbency Certificate dated June 15, 2006
Exercise of Delegated Authority by Authorized Officer of Browning-Ferris Industries of New Jersey, Inc. dated
June 15, 2006

BFI Waste Systems of New Jersey, Inc.
Certificate of Incorporation
By-Laws
Certificate of Good Standing
Minutes of the Board of Directors of May 3, 2006
Guarantor’s Incumbency Certificate dated June 15, 2006
Exercise of Delegated Authority by Authorized Officer of Browning-Ferris Industries of New Jersey, Inc. dated June 15, 2006
Browning-Ferris Industries of New Jersey, Inc.
Certificate of Incorporation
By-Laws
Certificate of Good Standing
Minutes of the Board of Directors of May 3, 2006
Guarantor’s Incumbency Certificate dated June 15, 2006
Exercise of Delegated Authority by Authorized Officer of Browning-Ferris Industries, LLC dated June 15, 2006
Louis Pinto & Son, Inc., Sanitation Contractors
Certificate of Incorporation
By-Laws
Certificate of Good Standing
Minutes of the Board of Directors of May 3, 2006
Guarantor’s Incumbency Certificate dated June 15, 2006
Newco Waste Systems of New Jersey, Inc.
Certificate of Incorporation
By-Laws
Certificate of Good Standing
Minutes of the Board of Directors of May 3, 2006
Guarantor’s Incumbency Certificate dated June 15, 2006
Exercise of Delegated Authority by Authorized Officer of Browning-Ferris Industries, LLC dated June 15, 2006
Tom Luciano’s Disposal Service, Inc.
Certificate of Incorporation
By-Laws
Certificate of Good Standing
Minutes of the Board of Directors of May 3, 2006
Guarantor’s Incumbency Certificate dated June 15, 2006
Total Solid Waste Recyclers, Inc.
Certificate of Incorporation
By-Laws
Certificate of Good Standing
Minutes of the Board of Directors of May 3, 2006
Guarantor’s Incumbency Certificate dated June 15, 2006

Limited Liability Company Entities
Allied Transfer Systems of New Jersey, LLC
Certificate of Formation
Operating Agreement
Certificate of Good Standing
Minutes of the LLC Governing Bodies of May 3, 2006
Guarantor’s Incumbency Certificate dated June 15, 2006
Allied Waste Systems of New Jersey, LLC
Certificate of Formation
Operating Agreement
Certificate of Good Standing
Minutes of the LLC Governing Bodies of May 3, 2006
Guarantor’s Incumbency Certificate dated June 15, 2006
END

EXHIBIT XXIV

ROBERT M. ST. JOHN	SUSAN BARGER FOX
MARK K. ADAMS	MacDONNELL GORDON
BRUCE HALL	WILLIAM J. ARLAND
JOHN P. SALAZAR	JAMES A. ASKEW
JOHN P. BURTON	JEFFREY M. CROASDELL
REX D. THROCKMORTON	SUNNY J. NIXON
JONATHAN W. HEWES	JEFFREY L. LOWRY
RICHARD C. MINZNER	DEBORAH E. MANN
W. ROBERT LASATER, JR.	R. TRACY SPROULS
MARK C. MEIERING	DONALD B. MONNHEIMER
CATHERINE T. GOLDBERG	ALAN HALL
TRAVIS R. COLLIER	JULIE P. NEERKEN
EDWARD RICCO	THOMAS A. OUTLER
W. MARK MOWERY	SETH L. SPARKS
PATRICK M. SHAY	NELSE T. SCHRECK
ELLEN T. SKRAK	KARLA K. POE
TRACY M. JENKS	LISA CHAVEZ ORTEGA
HENRY M. BOHNHOFF	JOCELYN C. DRENNAN
CHARLES K. PURCELL	MICHAEL J. BRESCIA
ANDREW G. SCHULTZ	MICHELLE HENRIE
JOHN M. BRANT	AARON C. VIETS
SCOTT D. GORDON	KURT B. GILBERT
DEWITT M. MORGAN	JESSICA M. HERNANDEZ
MARK A. SMITH	WILLIAM G. GILCHRIST
NELSON FRANSE	CHRISTOPHER M. WOLPERT
THERESA W. PARRISH	MEGHAN D. STANFORD
PAUL R. KOLLER	BRYAN J. DAVIS
JAMES P. BIEG	CHRISTOPHER D. LEE
CHARLES J. VIGIL	JUSTIN A. HORWITZ
THOMAS L. STAHL	TODD E. RINNER
DAVID W. BUNTING	STEVEN L. HATTENBACH
LESLIE McCARTHY APODACA
RODEY, DICKASON, SLOAN, AKIN & ROBB, P. A.
ATTORNEYS AT LAW
201 THIRD STREET NW, SUITE 2200
ALBUQUERQUE, NEW MEXICO 87102
P.O. BOX 1888
ALBUQUERQUE, NEW MEXICO 87103
WWW.RODEY.COM
TELEPHONE (505) 765-5900
FACSIMILE (505) 768-7395
July 14, 2006
OF COUNSEL
JACKSON G. AKIN
JOHN D. ROBB
JAMES C. RITCHIE
JO SAXTON BRAYER
ROBERT G. McCORKLE
DAVID H. JOHNSON

BERNARD S. RODEY (1856-1927)
PEARCE C. RODEY (1889-1958)
DON L. DICKASON (1906-1999)
WILLIAM A. SLOAN (1910-1993)

SANTA FE OFFICE
315 PASEO DE PERALTA
SANTA FE, NEW MEXICO 87501-2034
P.O. BOX 1357
SANTA FE, NEW MEXICO 87504-1357
TELEPHONE (505) 954-3900
FACSIMILE (505) 954-3942

WRITER’S DIRECT NUMBER
(505) 768-7337
RMSTJOHN@RODEY.COM

TO:	Allied Waste North America, Inc.
15880 N. Greenway-Hayden Loop
Suite 100
Scottsdale, Arizona 85260

Re:	Guarantee by Allied Waste Industries (New Mexico), Inc., a New Mexico corporation (Guarantor), of the Exchange Notes Due 2016 of Allied Waste North America, Inc., a Delaware corporation
Ladies and Gentlemen:
We have acted as special New Mexico counsel to Guarantor for the sole purpose of providing this Opinion Letter with respect to the Guarantee of Guarantor of the Senior Notes due 2016 of Allied Waste North America, Inc., a Delaware corporation. The law (Law) covered by the opinions expressed in this Opinion Letter is limited to the law of the State of New Mexico (the State), excluding the laws of the State that relate to securities and matters of taxation. For purposes of this Opinion Letter, the Law is the statutes and the judicial decisions of the State, but not including its local law (Local Law). Local Law is the ordinances, administrative decisions and the rules and regulations of counties, towns and municipalities and special political subdivisions.
Documents Reviewed: For purposes of this Opinion Letter, we have examined the following documents and no other documents:
     1. Three 7 1/8% Series A Senior Notes due 2016, an aggregate of $600 Million of Allied Waste North America, Inc., payable to Cede & Co. (Notes), to be exchanged for Allied Waste North America, Inc.’s 7 1/8% Series B Senior Notes due 2016 (Exchange Notes).

RODEY, DICKASON, SLOAN, AKIN & ROBB, P.A.
Allied Waste North America, Inc.
July 14, 2006

     2. Senior Guarantee, undated, by Each of the Subsidiary Guarantors Listed on Schedule I to the Indenture, As Guarantor of the Notes.
     3. Minutes of the Board of Directors of the Corporate Guarantors Listed on Exhibit A to the Minutes, dated May 3, 2006, signed by Jo Lynn White, Secretary, and Exhibit A, Guarantors, Corporations.
     4. Bylaws of Allied Waste Industries (New Mexico), Inc., executed the 26th day of June 1995, and signed by Directors: Thomas F. VanWheelden, Daniel J. Ivan and Larry D. Henk.
     5. Certificate of Good Standing for Allied Waste Industries (New Mexico), Inc., issued by the New Mexico Public Regulation Commission, dated June 16, 2006.
     Except for the Certificate of Good Standing, copies of the Documents listed above (Documents) have been provided to us electronically. We have relied, without investigation or analysis, upon the information in the Documents. Except to the extent that the information contained in the Documents constitutes a statement, directly or in practical effect, of any legal conclusion, we have relied, without investigation or analysis, upon the information contained in representations made by the parties in the Documents.
Opinions. Based upon and subject to the foregoing and the Assumptions and the Qualifications set forth below, we are of the opinion that:
     1. Guarantor is a corporation organized under the Law of the State of New Mexico. Based on a certificate from the appropriate public officials in New Mexico, we confirm that the Guarantor is validly existing and in good standing under the laws of the State of New Mexico.
     2. The Guarantee of Guarantor has been duly authorized by all necessary corporate action, and (assuming, without opining, that the Guarantee is governed by New Mexico law) upon due execution, authentication and delivery of the Exchange Notes against the due tender and delivery to the Trustee of the Outstanding Notes in an aggregate principal amount of the Exchange Notes, the Guarantee will be a legally valid and binding obligation of Guarantor, enforceable against the Guarantor in accordance with its terms.
Assumptions. In rendering the foregoing opinions, we have relied, with your permission and without investigation, upon the assumptions set forth below:
     1. The Documents, copies of which we have reviewed, conform in all material respects with the originals which have been fully completed with all necessary and contemplated information, acknowledgments and attachments. All signatures on the Documents have been obtained and are genuine.

RODEY, DICKASON, SLOAN, AKIN & ROBB, P.A.
Allied Waste North America, Inc.
July 14, 2006

     2. The transactions contemplated by the Documents are in all respects valid, binding and enforceable against the parties thereto in accordance with their respective terms and all applicable law. To the extent that any of the transactions are governed by the law of any jurisdiction other than New Mexico, the transactions are in all respects valid under the laws of such other jurisdictions. Al transactions which involve the Exchange Notes will be bona fide and for full value.
     3. No party to the Documents or to any of the transactions contemplated by the Documents is in violation of any statute, rule or regulation of any governmental authority; and each party to the Documents and to the transactions contemplated by the Documents is current with all reports and documents required to be filed with any municipal, county, state or federal regulatory agency or similar governmental authority and is in full compliance with all applicable rules and regulations of such agencies and is not in default with respect to any order of any court, arbitrator or governmental authority applicable to such party and to the properties of such party.
     4. There have been and are no actions, suits, proceedings or investigations pending or threatened against any party to the Documents or to any of the transactions contemplated by the Documents before any court or arbitrator or before or by any governmental authority which, if determined adversely to the interest of any party, could have a material adverse effect on the business, properties, condition (financial or otherwise) or operations of such party or the ability of a party to perform its obligations.
     5. The representations, warranties and factual statements of each of the parties to the Documents and to the transactions contemplated by the Documents are and will remain true and accurate in all material respects.
     6. The conduct of each of the parties to the Documents and to the transactions contemplated by the Documents has complied with all requirements of good faith, fair dealing and conscionability. All parties to the Documents and to the transactions contemplated by the Documents have acted in good faith and without notice of any defense against the enforcement of any rights created by the Documents or with respect to any of the transactions contemplated by the Documents. There has been no mutual mistake of fact, misunderstanding, fraud, duress or undue influence. There are no agreements or understandings between the parties to the Documents or to the transactions contemplated by the Documents, written or oral, and there is no usage of trade or course of prior dealing that would in any case define, supplement or qualify the terms of the Documents.
     7. Guarantor is a wholly-owned subsidiary of Allied Waste North America, Inc.
Exclusions. This letter and the opinions expressed herein are subject to all of the exceptions and limitations set forth below:

RODEY, DICKASON, SLOAN, AKIN & ROBB, P.A.
Allied Waste North America, Inc.
July 14, 2006

     1. The enforcement of the Guarantees may be limited by bankruptcy, insolvency, reorganization, moratorium, receivership, fraudulent or preferential transfer or conveyance laws, arrangements, liquidation, conservatorship, assignment for the benefit of creditors laws and other similar laws affecting the rights of creditors or the collection of obligations generally; by the application of general principles of equity, whether by a court of law or equity, which may limit the availability of certain equitable remedies or afford equitable defenses; by the exercise of judicial discretion; by the application of a duty or covenant of good faith and fair dealing which may be implied in every agreement governed by the law of the State; by the doctrine of prima facie tort; or by the commencement of proceedings under the Bankruptcy Laws of the United States.
     2. The law covered by the opinions expressed herein is limited to the law of the State, without taking into consideration or giving effect to the State’s choice of law principles. We have not made any inquiry into the laws of any jurisdiction other then the State. We express no opinion with regard to any applicable securities or tax laws of any jurisdiction or as to any law of the United States.
     3. We have been engaged on behalf of Guarantor to review the Documents and to render the opinions herein set forth. We do not represent to Guarantor generally, did not participate in the formation of Guarantor, and have not had access to and have not reviewed the corporate, management, business and financial records of Guarantor. We have relied entirely upon the Documents with respect to matters pertaining to corporate organization and due corporate action.
     4. Our opinions above are subject to generally applicable rules of Law that may, in the absence of an effective waiver or consent, discharge a guarantor or other secondary obligor to the extent that, (i) the underlying obligation is materially modified, or (ii) any act or omission by a creditor impairs (A) the value of collateral securing the underlying obligation to the detriment of the Guarantor or other secondary obligator, (B) the Guarantor’s or other secondary obligor’s recourse against the primary obligor, or (C) the suretyship status of the Guarantor or other secondary obligor in any other way that is described in Sections 37 et seq. of the Restatement Third, Suretyship and Guaranty (1996).
This opinion is for the benefit of the addressee in connection with the transactions contemplated by the Indenture and may be relied upon by addressee and by persons entitled to rely upon it pursuant to the applicable provisions of federal securities laws. We consent to your filing this opinion as an exhibit to the Company’s registration statement on Form S-4 and to the reference of our Firm under the heading “Legal matters.” In giving our consent we do not hereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.

RODEY, DICKASON, SLOAN, AKIN & ROBB, P.A.
Allied Waste North America, Inc.
July 14, 2006

Sincerely yours,
RODEY, DICKASON, SLOAN, AKIN & ROBB, P.A.
By  /s/ Robert M. St. John
Robert M. St. John

EXHIBIT XXV
July 14, 2006
Allied Waste North America, Inc.
15880 N. Greenway–Hayden Loop
Suite 100
Scottsdale, Arizona 85260
Ladies and Gentlemen:
     We have acted as special counsel in the State of Ohio to (a) each of the Ohio corporations set forth on Schedule 1 hereto (the “Corporate Guarantors”) and (b) each of the Ohio limited liability companies set forth on Schedule 2 hereto (the “LLC Guarantors” and, together with the Corporate Guarantors, the “Ohio Guarantors”), in connection with the Senior Guarantees (the “Guarantees”) by each of the Ohio Guarantors of the $600,000,000 in aggregate principal amount of 7 1/8% Series B Senior Notes due 2016 (the “Notes”) to be issued by Allied Waste North America, Inc., a Delaware corporation (“AWNA”), which Notes are governed by the Senior Indenture dated as of December 23, 1998, as amended by the Seventeenth Supplemental Indenture dated as of May 17, 2006, among AWNA, certain of the subsidiaries of AWNA, including the Ohio Guarantors, as guarantors, and U.S. Bank National Association, as trustee (as amended, the “Indenture”), and which Notes, together with the related guarantees, are being registered with the United States Securities and Exchange Commission pursuant to a Registration Statement on Form S-4 (Reg. No. 333-___), as amended (the “Registration Statement”), and exchanged for $600,000,000 in aggregate principal amount of AWNA’s existing unregistered 7 1/8% Series A Senior Notes due 2016.
     In connection with rendering the opinions expressed herein, we have examined originals or certified, conformed or reproduction copies of, and have relied upon the accuracy of, without independent verification or investigation, the following:
     (i) the unexecuted form of Guarantee, a copy of which is attached hereto as Exhibit A;
     (ii) a Certificate of Good Standing with respect to each Corporate Guarantor issued by the Secretary of State of Ohio and dated as of July 12, 2006 (the “Good Standing Certificates”);
     (iii) the articles of incorporation, as amended to date, of each Corporate Guarantor certified by the Secretary of State of Ohio, and certified to us in the Corporate Officers’ Certificate (as hereinafter defined) as being complete and in full force and effect as of the date thereof (the “Corporate Articles”);

July 14, 2006

     (iv) a copy of the bylaws, as amended to date, of each Corporate Guarantor, which govern the corporation and are customarily referred to in Ohio as the Code of Regulations, certified to us in the Corporate Officers’ Certificate as being complete and in full force and effect as of the date thereof (the “Corporate Regulations”);
     (v) a copy of the resolutions of the board of directors of each Corporate Guarantor with respect to the transactions referred to herein, certified to us in the Corporate Officers’ Certificate as being complete and in full force and effect as of the date thereof (the “Corporate Resolutions”);
     (vi) an Officers’ Certificate, dated as of the date hereof, executed by officers of each Corporate Guarantor as to incumbency of officers and certain factual matters (the “Corporate Officers’ Certificate”);
     (vii) a Certificate of Full Force and Effect with respect to each LLC Guarantor issued by the Secretary of State of Ohio and dated as of July 12, 2006 (the “Full Force and Effect Certificates”);
     (viii) the articles of organization, as amended to date, of each LLC Guarantor certified by the Secretary of State of Ohio, and certified to us in the LLC Officers’ Certificate (as hereinafter defined) as being complete and in full force and effect as of the date thereof (the “LLC Articles”);
     (ix) a copy of the operating agreement, as amended to date, of each LLC Guarantor, certified to us in the LLC Officers’ Certificate as being complete and in full force and effect as of the date hereof (the “LLC Operating Agreements”);
     (x) a copy of the resolutions of the managing members or members or other governing body of each LLC Guarantor with respect to the transactions referred to herein, certified to us in the Corporate Officers’ Certificate as being complete and in full force and effect as of the date thereof (the “LLC Resolutions”);
     (xi) an Officers’ Certificate, dated as of the date hereof, executed by officers of each LLC Guarantor as to incumbency of officers and certain factual matters (the “LLC Officers’ Certificate”); and
     (xii) such other certificates, documents, instruments, laws, statutes, regulations and other matters as we have deemed necessary or advisable in order to render the following opinions.
     In rendering the opinions expressed below, we have, with your permission, assumed, without independent investigation or verification (i) that the signatures of persons signing all documents in connection with which this opinion is rendered are authentic and genuine, (ii) that all documents submitted to us as originals or duplicate originals are authentic and all documents submitted to us as copies, whether certified or not, conform to authentic

July 14, 2006

original documents, (iii) that the terms of each of the final, executed Guarantees will not differ from the terms of the unexecuted form of Guarantee attached hereto as Exhibit A in any respect material to this opinion; (iv) that the terms of the Guarantees are substantially the same as the terms set forth in the Offering Memorandum relating to the Notes, dated May 4, 2006 (the “Offering Memorandum”); (v) that the laws of any jurisdiction other than the State of Ohio which may govern any one or more of the Guarantees are not inconsistent with the laws of the State of Ohio in any matter material to this opinion; and (vi) that all of the terms, provisions and conditions of, or relating to, the transactions contemplated by the Guarantees are correctly and completely embodied in the Guarantees.
     As to all matters of fact which are material to our opinion, we have relied, without any independent due diligence or other investigation, upon the truth and accuracy of the representations, warranties and recitals of fact (as opposed to conclusions of law) made or set forth in the Guarantees and in the Corporate Officers’ Certificate and the LLC Officers’ Certificate.
     We have relied solely upon the examinations and inquiries recited herein and, except for the examinations and inquiries recited herein, we have not undertaken any independent investigation to determine the existence or absence of any facts, and no inference as to our knowledge concerning such facts should be drawn. Without limiting the generality of the foregoing, we have made no examination of the character, organization, activities or authority of any party, other than the Ohio Guarantors, to any of the Guarantees which might have any effect upon our opinions expressed herein.
     As used in the opinions expressed herein with respect to the Corporate Guarantors, the phrases “necessary corporate power and authority” and “duly authorized by all necessary corporate action” refer and are limited to the Ohio General Corporation Law (Ohio Revised Code (“R.C.”) Chapter 1701) and to the Corporate Articles and the Corporate Regulations.
     As used in the opinions expressed herein with respect to the LLC Guarantors, the phrases “necessary limited liability company power and authority” and “duly authorized by all necessary limited liability company action” refer and are limited to the Ohio Limited Liability Company Act (R.C. Chapter 1705) and to the LLC Articles and the LLC Operating Agreements.
     In issuing this opinion letter, we have acted only as lawyers admitted to the practice of law in the State of Ohio. We have undertaken no investigation of the laws of any state or other jurisdiction other than the State of Ohio. Accordingly, please be advised that we express no opinion as to the laws of any state or jurisdiction other than the State of Ohio.
     Based upon and subject to the foregoing and the further qualifications set forth below, as of the date of this opinion (or as of the date of any assumption made herein or the date of any certificate or other document stated to have been examined, made or otherwise relied upon by us), we are of the opinion that:

July 14, 2006

     1. Each of the Corporate Guarantors is a corporation under the Ohio General Corporation Law (R.C. Chapter 1701). Based solely upon the Corporate Good Standing Certificates, each of the Corporate Guarantors is validly existing and in good standing under the laws of the State of Ohio.
     2. The Guarantees of each of the Corporate Guarantors have been duly authorized by all necessary corporate action of each respective Corporate Guarantor.
     3. Each of the LLC Guarantors is a limited liability company under the Ohio Limited Liability Company Act (R.C. Chapter 1705). Based solely upon the Full Force and Effect Certificates, each of the LLC Guarantors is validly existing and in full force and effect under the laws of the State of Ohio.
     4. The Guarantees of each of the LLC Guarantors have been duly authorized by all necessary limited liability company action of each respective LLC Guarantor.
     All of the opinions expressed above are subject to the following additional qualifications:
     Our opinions expressed herein are subject to the limitations, if any, of Title 11 U.S.C., as amended, and of the applicable insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors’ rights generally and by principles of equity. In addition, certain remedial and other provisions of the Guarantees may be limited by (a) implied covenants of good faith, fair dealing and commercially reasonable conduct and (b) judicial discretion, in the instance of multiple or equitable remedies.
     We have not conducted requisite factual or legal examinations, and accordingly we express no opinion, with respect to the application, if any, of laws concerning or promulgated by (a) environmental effects or agencies; (b) securities laws or securities commissions or agencies; (c) industries the operations, financial affairs or profits of which are regulated by the United States or the State of Ohio, to wit, banks and thrift institutions, insurance and utilities under R.C. Title 49; (d) any order of any court or other authority directed specifically to any party to the Guarantees; or (e) any taxes or tax effects.
     In connection with rendering the opinions expressed herein, we have not reviewed any documents other than those documents identified above as having been examined by us. Without limiting the generality of the foregoing, we have not examined, and we express no opinion with respect to: (a) the Registration Statement (except we have examined the section of the Registration Statement that references our firm under the heading “Legal Matters” for the sole purpose of the last sentence of this opinion letter); (b) the Indenture; (c) the Notes; (d) the Offering Memorandum; (e) the purchase agreement relating to the Notes; or (f) the exchange and registration rights agreement relating to the Notes.

July 14, 2006

     We have neither examined, nor do we opine upon, any provision or matter to the extent that the examination or opinion would require a financial, mathematical or accounting calculation or determination.
     The opinions expressed herein are limited to the laws of the State of Ohio having effect on the date hereof, and we express no opinion as to the laws of any other jurisdiction. The opinions expressed herein are furnished for your benefit in connection with the Guarantees and may be relied upon by you and by persons entitled to rely upon them pursuant to the applicable provisions of federal securities laws. Except as expressly provided in the previous sentence, the opinions expressed herein may not be relied upon, assigned, quoted or otherwise used in any manner or for any purpose by any other person or entity, without our specific prior written consent. We consent to your filing this opinion as an exhibit to the Registration Statement and to the reference of our firm under the heading “Legal Matters” in the Registration Statement.
Very truly yours,
/s/ Vorys, Sater, Seymour and Pease LLP

Schedule 1
Ohio Corporate Guarantors
Celina Landfill, Inc.
Cherokee Run Landfill, Inc.
Dempsey Waste Systems II, Inc.
Noble Road Landfill, Inc.
Port Clinton Landfill, Inc.
Preble County Landfill, Inc.
RC Miller Enterprises, Inc.
RC Miller Refuse Service, Inc.
Ross Bros. Waste & Recycling Co.
The Ecology Group, Inc.
Warner Hill Development Company
Williams County Landfill Inc.

Schedule 2
Ohio LLC Guarantors
Allied Waste Transfer Services of Lima, LLC
AWIN Leasing II, LLC
Carbon Limestone Landfill, LLC
County Environmental Landfill, LLC
County Land Development Landfill, LLC
General Refuse Service of Ohio, LLC
Lorain County Landfill, LLC
Lucas County Landfill, LLC

EXHIBIT A
Form of Guarantee
SENIOR GUARANTEE
     For value received, each of the undersigned hereby jointly and severally unconditionally guarantees, on a senior basis to the Holder of the Note upon which this Senior Guarantee is endorsed, and to the Trustee on behalf of such Holder, the due and punctual payment of the principal of, premium, if any, and interest on such Note when and as the same shall become due and payable, whether at the Stated Maturity, by acceleration, call for redemption, purchase or otherwise, according to the terms thereof and of the Indenture. In case of the failure of the Company punctually to make any such payment, each of the Guarantors hereby jointly and severally agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption, purchase or otherwise, and as if such payment were made by the Company. Further, in the case of the failure of any Subsidiary Guarantor punctually to make any payment required of it hereunder, Allied agrees to cause such payment to be made when and as the same shall become due and payable, as if such payment were made by such Subsidiary Guarantor.
     Each of the Guarantors hereby jointly and severally agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of this Note or the Indenture, the absence of any action to enforce the same, any creation, exchange, release or non-perfection of any Lien on any collateral for, or any release or amendment or waiver of any term of any other Guarantee of, or any consent to departure from any requirement of any other Guarantee of, all or of any of the Notes, the election by the Trustee or any of the Holders in any proceeding under Chapter 11 of the Bankruptcy Code of the application of Section 1111(b)(2) of the Bankruptcy Code, any borrowing or grant of a security interest by the Company, as debtor-in-possession, under Section 364 of the Bankruptcy Code, the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Trustee or any of the Holders for payment of any of the Notes, any waiver or consent by the Holder of such Note or by the Trustee or either of them with respect to any provisions hereof or of the Indenture, the obtaining of any judgment against the Company (or with respect to the Allied Subsidiary Guarantee, any Subsidiary Guarantor) or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each of the Guarantors hereby waives the benefits of diligence, presentment, demand of payment, any requirement that the Trustee or any of the Holders protect, secure, perfect or insure any security interest in or other Lien on any property subject thereto or exhaust any right or take any action against the Company (or, with respect to the Allied Subsidiary Guarantee, any Subsidiary Guarantor) or any other Person or any collateral, filing of claims with a court in the event of insolvency or bankruptcy of the Company (or, with respect to the Allied Subsidiary Guarantee, any Subsidiary Guarantor), any right to require a proceeding first against the Company (or, with respect to the Allied Subsidiary Guarantee, any Subsidiary Guarantor), protest or notice with respect to such Note (or, with respect to the Allied Subsidiary Guarantee, the Subsidiary Guarantees) or the indebtedness evidenced thereby and all demands whatsoever, and agrees that this Senior Guarantee will not be discharged except by complete performance of the obligations contained in such Note (or, with respect to the Allied Subsidiary Guarantee, the Subsidiary Guarantees) and in this Senior Guarantee. Each of the Guarantors hereby agrees that, in the event of a default in payment of principal of, premium, if any, or interest on such Note (or, with respect to the Allied Subsidiary Guarantee, the Subsidiary Guarantees) whether at its Stated Maturity, by acceleration, call for redemption, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Note (or, with respect to the Allied Subsidiary Guarantee, the Subsidiary Guarantees), subject to the terms and conditions set forth in the Indenture, directly against each or any of the Guarantors (or, with respect to the Allied Subsidiary Guarantee, against Allied) to enforce this Senior Guarantee without first proceeding against the Company (or, with respect to the Allied Subsidiary Guarantee, against any Subsidiary Guarantor). Each Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Notes, to collect interest on the Notes or to enforce or exercise any other right or remedy with respect to the Notes (or, with respect to the Allied Subsidiary Guarantee, to enforce or exercise the Subsidiary Guarantees), or the Trustee or the Holders are prevented from taking any action to realize on any collateral, such Guarantor agrees to pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.
     No reference herein to the Indenture and no provision of this Senior Guarantee or of the Indenture shall alter or impair (i) the Senior Guarantee of any Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal of, premium, if any, and interest on the Note upon which this Senior Guarantee is endorsed, or (ii) the Allied Subsidiary Guarantee, which is absolute and unconditional, of the due and punctual performance by the Subsidiary Guarantors of their obligations under the Subsidiary Guarantees.
     Each Guarantor shall be subrogated to all rights of the Holder of such Note against the Company (or, with respect to the Allied Subsidiary Guarantee, any Subsidiary Guarantor) in respect of any amounts paid by such Guarantor on account of such Note (or, with respect to the Allied Subsidiary Guarantee, on account of the Subsidiary Guarantees) pursuant to the provisions of its Senior Guarantee or the Indenture; provided, however, that such Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of, premium, if any, and interest on the Note upon which this Senior Guarantee is endorsed and all other Notes issued under the Indenture shall have been paid in full.
     This Senior Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company (or, with respect to the Allied Subsidiary Guarantee, any Subsidiary Guarantor) for liquidation or reorganization, should the Company (or, with respect to the Allied Subsidiary Guarantee, any Subsidiary Guarantor) become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company’s assets (or with respect to the Allied Subsidiary Guarantee, the assets of any Subsidiary Guarantor) and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Notes (or, with respect to the Allied Subsidiary Guarantee, any Subsidiary Guarantee) is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Notes, whether as a “voidable preference,” “fraudulent transfer” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Notes shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
     The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under this Senior Guarantee.
     The Guarantors or any particular Guarantor shall be released from this Senior Guarantee upon the terms and subject to certain conditions provided in the Indenture.
     By delivery of a supplemental indenture to the Trustee in accordance with the terms of the Indenture, each Person that becomes a Subsidiary Guarantor after the date of the Indenture will be deemed to have executed and delivered this Subsidiary Guarantee for the benefit of the Holder of the Note upon which this Subsidiary Guarantee is endorsed, and Allied will be deemed to have guaranteed the Subsidiary Guarantee of such Person, with the same effect as if such Subsidiary Guarantor was named below and had executed and delivered this Subsidiary Guarantee.
     All terms used in this Senior Guarantee which are defined in the Indenture referred to in the Note upon which this Senior Guarantee is endorsed shall have the meanings assigned to them in such Indenture.
     This Senior Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Senior Guarantee is endorsed shall have been executed by the Trustee under the Indenture by manual signature.
     Reference is made to Article Fifteen of the Indenture for further provisions with respect to this Senior Guarantee.
     THIS SENIOR GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, each of the Guarantors has caused this Senior Guarantee to be duly executed.

Allied Waste Industries, Inc., As Guarantor of the Notes and as Guarantor of the obligations of the Subsidiary Guarantors under the Subsidiary Guarantees
By:	/s/ Steven M. Helm
	Name:	Steven M. Helm
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Each of the Subsidiary Guarantors Listed on Schedule I to the Indenture, As Guarantor of the Notes
By:	/s/ Steven M. Helm
	Name:	Steven M. Helm
	Title:	Vice President

* Signing as a duly authorized officer for each such Subsidiary Guarantor.

EXHIBIT XXVI

July 14, 2006
Allied Waste North America, Inc.
15880 N. Greenway-Hayden Loop, Suite 100
Scottsdale, AZ 85260
Re: Registration Statement on Form S-4 (Reg. No. 333-                    )
Ladies and Gentlemen:
     In connection with the registration of $600,000,000 in aggregate principal amount of 7 1/8% Series B Senior Notes due 2016 (the “Exchange Notes”) by Allied Waste North America, Inc., a Delaware corporation (the “Company”), and the guarantees of the Exchange Notes (the “Guarantees”) by each of the entities listed on Schedule A hereto (each a “Guarantor” and collectively the “Guarantors”), under the Securities Act of 1933, as amended (the “Act”), on Form S-4 filed with the Securities and Exchange Commission (the “Commission”) on July 14, 2006 (the “Registration Statement”), as amended, you have requested our opinion as special local counsel in the State of Oklahoma with respect to certain matters concerning the Guarantors as set forth below.
     The Exchange Notes and the related Guarantees will be issued pursuant to a supplemental indenture (the “Seventeenth Supplemental Indenture”), dated May 17, 2006, to an indenture dated December 23, 1998, among the Company, the guarantors named therein and U.S. Bank National Association, as trustee (the “Trustee”) (the “Base Indenture”, together with the Seventeenth Supplemental Indenture, the “Indenture”). The Exchange Notes and the Guarantees will be issued in exchange for the Company’s outstanding 7 1/8% Senior Notes due 2016 (the “Outstanding Notes”) on the terms set forth in the prospectus contained in the Registration Statement and the letter of transmittal filed as an exhibit thereto (the “Exchange Offer”). The Indenture, the Exchange Notes and the Guarantees are sometimes referred to herein collectively as the “Operative Documents”. Capitalized terms used herein without definition have the meanings assigned to them in the Indenture.
     In our capacity as your special local counsel in the State of Oklahoma in connection with such registration, we are familiar with the proceedings taken and proposed to be taken by the Guarantors in connection with the authorization and issuance of the Guarantees. In addition, we have made such legal and factual examinations and inquiries, including an examination of originals or copies certified or otherwise identified to our satisfaction of such documents, corporate and limited liability company records and instruments, as we have deemed necessary or appropriate for purposes of this opinion.

Allied Waste North America, Inc.
July 14, 2006

     In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as copies.
     In connection with this opinion, we have assumed that the Exchange Offer will be conducted on such terms and conditions as are set forth in the prospectus contained in the Registration Statement to which this opinion is an exhibit.
     In connection with this opinion, we have assumed that the Registration Statement, and any amendments thereto (including post-effective amendments), will have become effective and the Exchange Notes will be issued and sold in compliance with applicable federal and state securities laws and in the manner described in the Registration Statement.
     We are members of the bar of the State of Oklahoma. The opinions expressed herein are limited exclusively to the laws of the State of Oklahoma, and we are expressing no opinion as to the effect of the laws of any other jurisdiction, domestic or foreign.
     Subject to the foregoing and the other matters set forth herein, it is our opinion as of the date hereof:
     1. Each of the Guarantors is a corporation or a limited liability company, as applicable, under the Oklahoma General Corporation Act or the Oklahoma Limited Liability Act, as applicable, and is validly existing and in good standing under the laws of the State of Oklahoma.
     2. The Guarantees of each of the Guarantors have been duly authorized by all necessary corporate or limited liability company action, as applicable, of each respective Guarantor, and when executed in accordance with the terms of the Indenture and upon due execution, authentication and delivery of the Exchange Notes against the due tender and delivery to the Trustee of the Outstanding Notes in an aggregate principal amount equal to the aggregate principal amount of the Exchange Notes, each of the Guarantees will be the legally valid and binding obligation of the respective Guarantor, enforceable against such Guarantor in accordance with its terms.
     The opinion rendered in paragraph 2 above relating to the enforceability of the Guarantees is subject to the following exceptions, limitations and qualifications: (i) the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors, (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or law, and the discretion of the court before which any proceeding therefore may be brought, and (iii) we express no opinion concerning the enforceability of the waiver of rights or defenses contained in Section 5.15 of the Base Indenture.

Allied Waste North America, Inc.
July 14, 2006

     We have not been requested to express, and with your knowledge and consent, do not render, any opinion as to the applicability to the obligations of the Guarantors under the Indenture or the Guarantees of Section 548 of the United States Bankruptcy Code or applicable state law relating to fraudulent transfers and obligations.
     To the extent the obligations of the Guarantors under the Indenture may be dependent upon such matters, we assume for purposes of this opinion that the Company and the Trustee are duly organized, validly existing and in good standing under the laws of their jurisdiction of organization; that the Company and the Trustee are duly authorized to engage in the activities contemplated by the Indenture; that the Indenture has been duly authorized, executed and delivered by the Company and the Trustee and constitutes the legally valid, binding and enforceable obligation of the Company and the Trustee enforceable against the Company and the Trustee in accordance with its terms; that the Trustee is in compliance, generally and with respect to acting as a trustee under the Indenture, with applicable laws and regulations; and that the Company and the Trustee have the requisite organizational and legal power and authority to perform their respective obligations under the Indenture.
     We authorize Latham & Watkins LLP to rely on this opinion in delivering its opinion to you as filed as an exhibit to the Registration Statement.
     This opinion is for your benefit in connection with the transactions contemplated by the Operative Documents and may be relied upon by you and by persons entitled to rely upon it pursuant to the applicable provisions of federal securities laws. We consent to your filing this opinion as an exhibit to the Registration Statement and to the reference to our firm contained under the heading “Legal Matters” in the prospectus contained therein. By giving this consent, we do not admit that we are within the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the Commission issued thereunder.
Very truly yours,
/s/ McAfee & Taft A Professional Corporation
McAfee & Taft A Professional Corporation

SCHEDULE A
Guarantors
CORPORATIONS

Name of Company	State of Incorporation
ADS, Inc.	Oklahoma

Allied Waste Services of Stillwater, Inc.	Oklahoma

American Disposal Services of Missouri, Inc.	Oklahoma

Pittsburgh County Landfill, Inc.	Oklahoma
LIMITED LIABILITY COMPANIES

Name of Company	State of Formation
BFI Waste System of Oklahoma, LLC	Oklahoma

Oklahoma City Landfill, L.L.C.	Oklahoma

EXHIBIT XXVII
1727 NW HOYT STREET
PORTLAND, OREGON 97209
TELEPHONE (503) 222-4402
FAX (503) 243-2944
Gary Firestone
garyf@rcclawyers.com
July 14, 2006
Allied Waste North America, Inc.
15880 N. Greenway-Hayden Loop
Suite 100
Scottsdale, Arizona 85260

Re:	Opinion of Local Counsel – Guaranty of Oregon Corporations and Entities relating to Allied Waste North America, Inc. Indenture
Ladies and Gentlemen:
     We provide this opinion letter regarding the following entities, which will be collectively referred to as “Oregon Corporate Guarantors”:
Agri-Tech, Inc. of Oregon
Albany-Lebanon Sanitation, Inc.
Bio-Med of Oregon, Inc.
Capitol Recycling and Disposal, Inc.
Corvallis Disposal Co.
Dallas Disposal Co.
Grants Pass Sanitation, Inc.
Keller Drop Box, Inc.
McInnis Waste Systems, Inc.
Peltier Real Estate Company
Portable Storage Co.
Rossman Sanitary Service, Inc.
Source Recycling, Inc.
United Disposal Service, Inc.
Valley Landfills, Inc.
Waste Control Systems, Inc.
WDTR, Inc.
Willamette Resources, Inc.
and regarding the following entity, which will be referred to as “Oregon LLC Guarantor.”
     Allied Waste Transfer Services of Oregon, LLC
     The Oregon Corporate Guarantors and the Oregon LLC Guarantor are referred to collectively as the “Oregon Guarantors.”

Opinion of Local Counsel — Oregon

     Although we represent certain of the Oregon Guarantors from time to time in connection with specific transactions, we are not general counsel to any Oregon Guarantor, and we did not participate in the formation or organization of any Oregon Guarantor. We have been requested to provide to you, as counsel on this matter only, our opinion as to the legal status of the Oregon Guarantors and their authorization to take action relating to the Guarantees.
DOCUMENTS REVIEWED
     In rendering our opinion, we have examined copies identified to our satisfaction as true copies of the originals of the following documents:
1.	The Senior Indenture dated December 23, 1998, Allied Waste North America as issuer, various guarantors, and U.S. Bank Trust National Association, as Trustee.

2.	The Seventeenth Supplemental Indenture dated May 17, 2006, among Allied Waste North America, Inc. Allied Waste Industries, Inc., various guarantors, and U.S. Bank National Association as trustee.

3.	The Senior Guaranty form.
The documents listed as 1 through 3 above are collectively referred to herein as the “Indenture Documents.”
     In addition to the Indenture Documents, we also have been furnished with and have examined copies identified to our satisfaction as true copies of the originals of the following:
1.	Certificates issued by the State of Oregon, Office of the Secretary of State, Corporation Division, with respect to each Oregon Guarantor, dated June 8, 2006.

2.	“Minutes of the Board of Directors of the Corporate Guarantors Listed on Exhibit A” dated May 3, 2006 (the “Corporate Minutes”).

3.	“Minutes of the LLC Governing Bodies of the Limited Liability Company

Guarantors Listed on Exhibit “A” dated May 3, 2006 (The “LLC minutes”)

4.	The by-laws of each Oregon Corporate Guarantor.

5.	The Operating Agreement of Allied Waste Transfer Services of Oregon, LLC.

6.	Other documents and instruments described in the above-listed documents.
Ramis Crew Corrigan llp
Attorneys at Law

Opinion of Local Counsel — Oregon

RELIANCE WITHOUT INVESTIGATION
     We disclaim any responsibility for any changes that may have occurred with respect to the status of Guarantor from and after the respective dates of the Certificates mentioned above. We also assume that the Certificates and the public records upon which they are based are accurate and complete.
     Except to the extent the information constitutes a statement, directly or in practical effect, of any legal conclusion at issue, we have relied without investigation or analysis upon the information contained in representations by the Oregon Guarantors in the Indenture Documents and in the Corporate Minutes and by the certifications of public officials. We have made no independent investigation with regard to such matters or with regard to any warranties and representations made by any party in the Indenture Documents or of any related matters. Except as specifically identified herein, we have not been retained or engaged to perform, and we have not performed, any independent review or investigation of (1) any agreement or instrument to which the Oregon Guarantors may be a party or by which the Oregon Guarantors may be bound other than the Guarantees, or (2) any order of any governmental or public body or authority to which the Oregon Guarantors may be subject.
ASSUMPTIONS
This opinion letter assumes:
(i) All parties other than the Oregon Guarantors have satisfied all necessary legal requirements applicable to them and that they have all necessary corporate authority to enter into the documents that are part of the indenture transaction.
(ii) the legal capacity of all natural persons to enter into and perform their respective obligations under the Indenture Documents;
(iii) the authenticity and completeness of all documents submitted to us for review, that each such document that is a copy conforms to an authentic original, and that all signatures on each such document are genuine;
OPINIONS
Subject to the qualifications stated herein, we are of the opinion that:
1. Each of the Oregon Corporate Guarantors is a corporation organized under the Oregon Business Corporation Act. Based on certificates from public officials and by online verification through the Corporation Division website, we confirm that the each of the Oregon Guarantors is validly existing and in good standing under the laws of the State of Oregon.
2. The Guarantees of the Oregon Corporate Guarantors have been duly authorized by all
Ramis Crew Corrigan llp
Attorneys at Law

Opinion of Local Counsel — Oregon

necessary corporate action of each Oregon Corporate Guarantor, and when executed in accordance with the terms of the Indenture and upon due execution, authentication and delivery of the Exchange Notes against the due tender and delivery to the Trustee of the Outstanding Notes in an aggregate principal amount equal to the aggregate principal amount of the Exchange Notes, each of the Guarantees will be the legally valid and binding obligation of the respective Oregon Corporate Guarantor, enforceable against such Oregon Corporate Guarantor in accordance with its terms.
3. The Oregon LLC Guarantor is a limited liability company organized under Oregon Revised Statutes Chapter 63. Based on the certificate from public officials and online verification through the Corporation Division website, we confirm that the Oregon LLC Guarantor is validly existing in good standing under the laws of the State of Oregon.
4. The Guarantee of the Oregon LLC Guarantor has been duly authorized by all necessary company action of each Oregon LLC Guarantor, and when executed in accordance with the terms of the Indenture and upon due execution, authentication and delivery of the Exchange Notes against the due tender and delivery of the Trustee of the Outstanding Notes in an aggregate principal amount equal to the aggregate principal amount of the Exchange Notes, the Guarantee will be the legally valid and binding obligation of the respective Oregon LLC Guarantor, enforceable against such Oregon LLC Guarantor in accordance with its terms.
LIMITATIONS
None of the opinions herein expressed include any implied opinion and the opinions are specifically subject to and qualified by the following:
1. Regardless of the states in which members of this firm are licensed to practice, our opinion is limited to the laws of Oregon and to applicable federal laws.
2. This opinion is provided to you as a legal opinion only, and not as a guaranty or warranty of the matters discussed herein. Our opinion is limited to the matters expressly stated herein, and no other opinions may be implied or inferred.
3. Without limiting any other disclaimers or limitations contained in this opinion, we express no opinion as to any matter whatsoever relating to:
(a) the accuracy or completeness of any financial, accounting, or statistical information;
(b) the accuracy or completeness of any representations made by any Oregon Guarantor;
(c) the financial status of any Oregon Guarantor;
(d) the ability of any Oregon Guarantor to meet its obligations under the Guarantees;
Ramis Crew Corrigan llp
Attorneys at Law

Opinion of Local Counsel — Oregon

4. This opinion is rendered at the request of the Oregon Guarantors as a requirement for completing the indenture transaction. This opinion does not establish any attorney-client relationship between this firm and any party other than the Oregon Guarantors. Nothing contained in this opinion shall be deemed to constitute a waiver of the attorney-client privilege between this firm and the Oregon Guarantors.
This opinion is for your benefit in connection with the transactions contemplated by the Operative Documents and may be relied upon by you and by persons entitled to rely upon it pursuant to the applicable provisions of federal securities laws. We consent to your filing this opinion as an exhibit to the Company’s registration statement on Form S-4 and to the reference of our firm under the heading “Legal Matters.”
Very truly yours,

Ramis Crew Corrigan LLP
Ramis Crew Corrigan llp
Attorneys at Law

EXHIBIT XXVIII
Reed Smith llp
2500 One Liberty Place
1650 Market Street
Philadelphia, PA 19103-7301
215.851.8100
Fax 215.851.1420
July 14, 2006
Allied Waste North America, Inc.
15880 N. Greenway-Hayden Loop
Suite 100
Scottsdale, Arizona 85260
Ladies and Gentlemen:
     Pursuant to your request, we are acting as special Pennsylvania counsel for Allied Acquisition Pennsylvania, Inc., BFI Allied Waste Systems of Pennsylvania, LLC, BFI Transfer Systems of Pennsylvania, LLC, BFI Waste Services of Pennsylvania, LLC, Greenridge Reclamation, LLC, Greenridge Waste Services, LLC and New Morgan Landfill Company, Inc. (collectively, the “Guarantors”) in connection with the Guarantees described below.
     Each of the Guarantors is executing a Senior Guarantee (a “Guarantee”) which will be attached to and will guarantee payment of $600,000,000 in aggregate principal amount of your 7 1/8% Notes due 2016 (the “Notes”). The Notes and the Guarantees are issued under your Senior Indenture dated December 23, 1998 (the “Indenture”) and a Seventeenth Supplemental Indenture dated as of May 17, 2006 (the “Supplemental Indenture”) each from you, as issuer, to U.S. Bank National Association, as trustee. The Notes are being issued in connection with your tender offer for your 8 7/8% Senior Notes due 2008 (the “Outstanding Notes”).
     We have reviewed the organizational documents, including by-laws, of each of the Guarantors, as well as authorizing resolutions of the corporate Guarantors and the managing members of the limited liability company Guarantors dated May 3, 2006 (collectively the “Resolutions”). We have assumed that the Resolutions remain in full force and effect and have not been amended, modified, rescinded, repealed or superseded. We have also reviewed the Indenture, the Supplemental Indenture, the Outstanding Notes and the guarantees attached to the Outstanding Notes. We have not been asked to opine, and we offer no opinion, with respect to the Indenture, the Supplemental Indenture, the Outstanding Notes or the Exchange Notes. With your permission we have assumed that the Guarantees will be identical in form to the guarantees attached to Outstanding Notes. We note that the Guarantees are governed by the laws of the State of New York. We understand that you are receiving an opinion from Latham & Watkins LLP with respect to the enforceability of the Guarantees under New York law. However, our opinion in paragraph 2 below is given as if the law of the Commonwealth of Pennsylvania, without regard to its conflict of laws provisions, were chosen as the governing law of the Guarantees. We have assumed that each Guarantor has received adequate consideration for its Guarantees.
     We have also examined the originals or copies, certified or otherwise identified to our satisfaction, of such records of the Guarantors, certificates of public officials and representatives of the Guarantors and such other documents, and we have made such investigations of laws as we have deemed necessary or advisable as a basis for the opinions expressed below. In addition, we have
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MUNICH * PRINCETON * FALLS CHURCH * WILMINGTON * NEWARK * MIDLANDS, U.K. * CENTURY CITY * RICHMOND * LEESBURG
reedsmith.com

Allied Waste North America, Inc. July 14, 2006 Page2
assumed (i) the authenticity of all documents submitted to us as originals and (ii) the conformity to original documents of all documents submitted to us as copies.
     Based upon the foregoing, and subject to the other qualifications and conditions set forth herein, we are of the opinion that:
     1. Each of the Guarantors is a corporation or limited liability company, as applicable, under the Pennsylvania Business Corporation Law of 1988, as amended or the Pennsylvania Limited Liability Company Law, as applicable. Based solely on certificates of subsistence issued by the Pennsylvania Secretary of the Commonwealth, we confirm that each of the Guarantors is validly existing and in good standing under the laws of the Commonwealth of Pennsylvania.
     2. The Guarantees have been duly authorized by all necessary corporate or limited liability company action of each respective Guarantor and when duly executed in accordance with the terms of the Indenture and upon due execution, authentication and delivery of the Notes against the due tender and delivery to the Trustee of the aggregate principal amount of the Notes, each of the Guarantees will be the legally valid and binding obligation of the respective Guarantors, enforceable against such Guarantors in accordance with their terms.
     The enforceability of the Guarantees and the availability of certain rights and remedies provided for therein may be limited or affected by (i) equitable principles which may limit the availability of certain equitable rights and remedies (such as the availability of the remedies of specific performance or of injunctive relief in certain instances), (ii) public policy or other considerations with respect to the enforceability of certain waivers and rights of indemnification, (iii) the requirement that parties act in good faith and in a commercially reasonable manner, and (iv) applicable liquidation, conservatorship, receivership, bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws from time to time in effect applicable to creditors? rights or the collection of debtors? obligations generally.
     This opinion is limited to the laws of the Commonwealth of Pennsylvania and the Federal laws of the United States of America. We express no opinion with respect to the applicability of, or compliance with, any securities laws (federal or state) with respect to the Indenture, the Supplemental Indenture, the Notes or the Guarantees. Our opinion is given as of the date hereof and we undertake no obligation to update this opinion.
     This opinion is for your benefit in connection with the transactions contemplated by the Indenture, the Supplemental Indenture, the Notes or the Guarantees and may be relied upon by you and by persons entitled to rely upon it pursuant to the applicable provisions of federal securities laws. Specifically, we consent to your filing this opinion as an exhibit to the Company’s registration statement on Form S-4 and to the reference, if any, of our firm under the heading “Legal Matters.”
Very truly yours,
Reed Smith llp
JSL/CD/SWR/kas

EXHIBIT XXIX
Nelson Mullins Riley & Scarborough LLP
Attorneys and Counselors at Law
1320 Main Street / 17th Floor / Columbia, South Carolina 29201
Tel: 803.799.2000 Fax: 803.256.7500
www.nelsonmullins.com
July 14, 2006
Allied Waste North America, Inc.
15880 N. Greenway – Hayden Loop
Suite 100
Scottsdale, AZ 85260
Ladies and Gentlemen:
We have acted as limited local counsel for Nationswaste Catawba Regional Landfill, Inc., a South Carolina corporation (“Nationswaste”) and Flint Hill Road, LLC, a South Carolina limited liability company (“Flint Hill”) (Nationswaste and Flint Hill are collectively referred to herein as the “Companies”), in connection with certain limited matters regarding the execution of a Guarantee by each of the Companies in connection with an exchange offer (the “Exchange Offer”) by Allied Waste North America, Inc. (“Allied Waste”) of its 7 1/8% Series B Senior Notes due 2016 (the “Exchange Notes”) for any and all of its outstanding 7 1/8% Series A Senior Notes due 2016 (the “Outstanding Notes”) (the “Exchange Notes” and the “Outstanding Notes” are collectively referred to herein as the “Notes”).
In connection with this opinion, we have examined and are familiar with originals or copies, certified or otherwise identified to our satisfaction, of the following documents:
i.	the original indenture relating to the notes dated December 23, 1998, and the 17th Supplement to the indenture (the indenture and the 17th Supplement are collectively referred to herein as the “Indenture”);

ii.	the governance documents relating to the Guarantors; and

iii.	such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.
In examining the foregoing documents, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, and the authenticity of all documents purporting to be originals and the conformity to the originals of all documents purporting to be copies. We have relied upon the representations, warranties and statements in the Indenture and on certificates of officers of the Guarantors, and on other written or oral statements (whether in person or by telephone) of officers and other representatives of those entities, and of public officials.
Atlanta • Charleston • Charlotte • Columbia • Greenville • Myrtle Beach • Raleigh • Winston-Salem • Washington, DC

Allied Waste North America, Inc.
July 14, 2006

We have assumed that Allied Waste has the power and authority to, and has taken the corporate action necessary to, execute, deliver and perform the issuance of the Outstanding Notes and the Exchange Offer, including the issuance of the Exchange Notes, and that such Exchange Offer will be properly consummated in accordance with its terms. We have assumed that the Outstanding Notes were issued for the contemplated consideration, and that the Exchange Notes will be issued for the contemplated consideration. We have also assumed that the Guarantee to be executed by the Companies will be substantially in the form of the Guarantee executed in connection with the Outstanding Notes and will be in compliance with the Indenture and that the Guarantee will be supported by valid consideration.
Based on the foregoing, and subject to the qualifications set forth below, we are of the opinion that:
     1. Nationswaste is a corporation incorporated under the laws of South Carolina. Flint Hill is a limited liability company organized under the laws of the State of South Carolina. Based on the Certificates of Existence attached hereto as Exhibits A and B, respectively, each of the Guarantors is validly existing under the laws of the State of South Carolina.
     2. The Guarantee executed by each of the Companies has been duly authorized by all necessary corporate or limited liability company actions, as applicable, of each respective Guarantor.
     This opinion is for your benefit in connection with the Exchange Offer and may be relied upon by you and by persons entitled to rely upon it pursuant to the applicable provisions of federal securities laws. We consent to your filing this opinion as an exhibit to Allied Waste’s registration statement on Form S-4 and to the reference of our firm under the heading “Legal Matters”.
The foregoing opinions are subject to the following qualifications:
     A. Our opinions herein are limited solely to the laws of South Carolina, without reference to choice of law provisions, and we express no opinion herein concerning the laws of any other jurisdiction. In this regard, we note that the Indenture, the Notes, and the Guarantee are stated to be governed by New York law. We express no opinion as to the enforceability of this choice of law provision.
     B. We are not expressing any opinion herein as to the enforceability of the Guarantee or any provisions thereof.
     C. Our opinions are limited to the matters expressly stated herein, and no opinion may be inferred or implied beyond the matters expressly stated.

Allied Waste North America, Inc.
July 14, 2006

     D. This letter is limited to the law and facts as in existence on the date hereof, and we undertake no responsibility to revise or supplement this letter to reflect any change in the law or facts.
     E. The legal opinions expressed herein are an expression of professional judgment and are not a guaranty of result.
This opinion is rendered solely to you in connection with the above matter. Except as expressly set forth herein, this opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent.
Very truly yours,
NELSON MULLINS RILEY & SCARBOROUGH, LLP

EXHIBIT XXX
AmSouth Center
315 Deaderick Street, Suite 2700
Nashville, Tennessee 37238-3001
(615) 742-6200
July 14, 2006
Allied Waste North America, Inc.
Suite 100
15880 North Greenway-Hayden Loop
Scottsdale, Arizona 85260
Ladies and Gentlemen:
     We have acted as special Tennessee counsel to Allied Waste Industries of Tennessee, Inc. (“Allied Tennessee”), Browning-Ferris Industries of Tennessee, Inc. (“Browning Tennessee”) and Madison County Development, LLC (“Madison LLC” and, with Allied Tennessee and Browning Tennessee, the “Tennessee Guarantors”) in connection with the proposed exchange by Allied Waste North America, Inc. (the “Issuer”) of $600,000,000 aggregate principal amount of its 7 1/8% Senior Notes due 2016 to be issued under that certain Senior Indenture dated as of December 23, 1998 (the “Base Indenture”) among the Issuer, the guarantors named therein and U.S. Bank National Association (formerly known as “U.S. Bank Trust National Association”) (the “Trustee”), as amended and supplemented by the Seventeenth Supplemental Indenture dated as of May 17, 2006 (the “Supplemental Indenture” and, with the Base Indenture, the “Indenture”), which are to be registered under the Securities Act of 1933 (the “Securities Act”) pursuant to a registration statement on Form S-4 (the “Registration Statement”) to be filed with the Securities and Exchange Commission (the “New Notes”), for a like principal amount of the Issuer’s outstanding 7 1/8% Senior Notes due 2016 that were also issued under the Indenture and which have not been registered under the Securities Act (the “Old Notes”). The New Notes will be guaranteed by the Tennessee Guarantors.
     This opinion is being furnished in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act, as amended.
     In connection with this opinion, we have examined the following documents (the “Transaction Documents”):
     (a) the Indenture;
     (b) the form of the Old Notes; and

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Allied Waste North America, Inc.
July 14, 2006

     (c) the form of the senior guaranty of the Tennessee Guarantors and the other entities affiliated with the Issuer attached to the Old Notes (the “Old Notes Guarantee”).
     We have also reviewed such corporate records of the Tennessee Guarantors, such certificates of public officials and such other matters regarding the Tennessee Guarantors as we have deemed necessary or appropriate for purposes of this opinion letter. As to factual matters, we have assumed the correctness of and relied upon statements and other representations of the Tennessee Guarantors and the officers thereof set forth in the Transaction Documents and in certificates provided pursuant to or in connection with the Transaction Documents or otherwise provided to us, and upon certificates of public officials, and we have made no independent inquiries or investigations. For purposes of the opinions on the existence and good standing of the Tennessee Guarantors, we have relied solely upon certificates of existence of recent date issued by the Tennessee Secretary of State.
     In making such examination and in expressing our opinions, we have assumed, without investigation or inquiry:
     (a) the due organization and existence of all parties to the Transaction Documents, except to the extent that we express opinions in Paragraphs 1 and 2 below regarding the existence of the Tennessee Guarantors,
     (b) the due authorization, execution and delivery of the Transaction Documents by all parties thereto, except to the extent that we express opinions in Paragraphs 1 and 2 below regarding authorization of the Transaction Documents by the Tennessee Guarantors,
     (c) that all signatures on any executed documents furnished to us are genuine, all original documents submitted to us are authentic originals and all certified or other reproductions of documents submitted to us conform to the original documents, and
     (d) that the indebtedness incurred and obligations undertaken pursuant to the Transaction Documents have been incurred and undertaken for adequate consideration.
     With your permission, we have also assumed that the form of the senior guaranty of the New Notes (the “Guarantee”) will be identical to the Old Notes Guarantee and that the form of the New Notes will be identical to the form of the Old Notes, except for the deletion of certain restrictive legends in the form of the New Notes pursuant to the Indenture.
     Based upon the foregoing and subject to the assumptions, limitations and qualifications herein set forth, we are of the opinion that:
     1. Each of Allied Tennessee and Browning Tennessee is an existing Tennessee corporation, in good standing under the laws of Tennessee. The execution and delivery of the Guarantee and the performance and observance of the provisions thereof have been properly authorized by all necessary corporate actions on the part of Allied Tennessee and Browning Tennessee.

Allied Waste North America, Inc.
July 14, 2006

     2. Madison LLC is an existing Tennessee limited liability company, in good standing under the laws of the State of Tennessee. The execution and delivery of the Guarantee and the performance and observance of the provisions thereof have been properly authorized by all necessary limited liability company actions on the part of Madison LLC.
     The opinions expressed herein are limited to the laws of Tennessee.
     We express no opinion as to compliance with Section 48-16-401 of the Tennessee Business Corporation Act insofar as the incurrence of the obligations of Allied Tennessee or Browning Tennessee governed by the Guarantee may be deemed to be a distribution by Allied Tennessee or Browning Tennessee.
     We consent to your filing of this opinion as an exhibit to the Registration Statement and to reference our firm under the heading “Legal Matters.” In giving such consent, we do not thereby admit that we are included in the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Securities and Exchange Commission promulgated thereunder.
Very truly yours,

Bass, Berry & Sims PLC

EXHIBIT XXXI
Fulbright & Jaworski L.L.P.
A Registered Limited Liability Partnership
Fulbright Tower
1301 McKinney, Suite 5100
Houston, Texas 77010-3095
www.fulbright.com

telephone: (713) 651-5151	facsimile: (713) 651-5246
July 14, 2006
Allied Waste North America, Inc.
15880 North Greenway – Hayden Loop, Suite 100
Scottsdale, Arizona 85260
Ladies and Gentlemen:
     We have acted as special Texas counsel to the Texas Entities in connection with the Subsidiary Guarantees executed and delivered by them in connection with the issuance by Allied Waste North America, Inc., a Delaware corporation (the “Company”), of $600.0 million of its 7 1/8% Senior Notes due 2016 (the “Senior Notes”), which Senior Notes are governed by that certain Senior Indenture dated as of December 23, 1998, among the Company, the guarantor parties thereto (the “Guarantors”) and U.S. Bank National Association, as Trustee (in such capacity, the “Trustee”), as such Senior Indenture is supplemented by that certain Seventeenth Supplemental Indenture dated as of May 17, 2006, among the Company, Allied Waste Industries Inc., a Delaware corporation, each of the other Guarantors and the Trustee (such Senior Indenture as so supplemented, the “Indenture”). Capitalized terms defined herein (including in the Annex hereto) have the meanings so assigned. Capitalized terms not defined herein have the meanings assigned in the Indenture. The opinions expressed herein are furnished to you pursuant to your request in connection with the Note Guarantees.
     Our engagement in connection with rendering the opinions expressed herein has been limited in scope to our review of the Indenture, the Notes, the Subsidiary Guarantees of the Notes by the Texas Entities (the “Notes Guarantees”, and together with the Indenture and the Notes, collectively, the “Indenture Documents”) and the Diligence Documents, in each case solely for the purposes of the opinions expressed herein. We have not participated as counsel to the Company, any Texas Entity or any other Guarantor in regard to the formation of any of the Texas Entities, the offering, issuance or sale of the Notes or the offering, issuance or exchange of any Exchange Notes, including, without limitation, the development or preparation of any offering memorandum or circular, registration statement or other disclosure document, or any agreement, instrument or document related to any of the foregoing, or the consummation of the transactions contemplated by any of the foregoing, or the internal governance considerations related to any of the foregoing.
     In rendering the opinions expressed herein, we have (i) examined (a) corporate and equivalent records of the Texas Entities, certificates of representatives of the Company and the Texas Entities and certificates and other communications of public officials, in each case as described in Annex A hereto (collectively, the “Diligence Documents”), and (b) the Indenture Documents, and (ii) as to questions of fact material to the opinions expressed herein, and as to factual matters arising in connection with our examination of the aforesaid materials, relied, to the

Hourton • New York • Washington DC • Austin	Texas Local Counsel Opinion

Allied Waste North America, Inc.
July 14, 2006

extent we deemed appropriate, upon the factual representations and warranties contained in the Indenture Documents and in the Diligence Documents and certain facts stated elsewhere herein.
     In making such examination and in such reliance, we have assumed (i) the authenticity and completeness of all records, certificates, instruments, agreements and other documents submitted to us as originals, (ii) the conformity to authentic originals, records, certificates, instruments, agreements and other documents of all copies submitted to us as copies, (iii) the legal capacity of each natural person identified in, or indicated as having executed, any of those records, certificates, instruments, agreements and other documents and (iv) the genuineness of all signatures on all such records, certificates, instruments, agreements and other documents.
     Based upon the foregoing and in the reliance thereon, and subject to and qualified by the assumptions, qualifications, limitations and exceptions set forth herein, and having due regard for such legal considerations as we deem relevant, we are of the opinion that:
     1. Action Disposal, Inc., a Texas corporation (the “Texas Corporation”), is a corporation under the Texas Business Corporation Act. Based on certificates from public officials of the State of Texas, we confirm that the Texas Corporation is validly existing and in good standing under the laws of the State of Texas.
     2. Each of Desarrollo del Rancho La Gloria TX, LP, a Texas limited partnership “Desarrollo”), El Centro Landfill, L.P., a Texas limited partnership (“El Centro”), Frontier Waste Services, L.P., a Texas limited partnership (“Frontier”), and South Central Texas Land Co. TX, LP, a Texas limited partnership (“South Central”, and together with Desarrollo, El Centro and Frontier, collectively, the “Texas Limited Partnerships”), is a limited partnership under the Texas Revised Limited Partnership Act. Based on certificates from public officials of the State of Texas, we confirm that each of the Texas Limited Partnerships is validly existing under the laws of the State of Texas.
     3. Total Roll-Offs, L.L.C., a Texas limited liability company (the “Texas LLC”, and together with the Texas Corporation and the Texas Limited Partnerships, collectively, the “Texas Entities”), is a limited liability company under the Texas Limited Liability Company Act. Based on certificates from public officials of the State of Texas, we confirm that the Texas LLC is validly existing and in good standing under the laws of the State of Texas.
     4. The Note Guarantee of the Texas Corporation has been duly authorized by all necessary corporate action on the part of the Texas Corporation.
     5. The Note Guarantee of each Texas Limited Partnership has been duly authorized by all necessary limited partnership action on the part of each respective Texas Limited Partnership.
     6. The Note Guarantee of the Texas LLC has been duly authorized by all necessary limited liability company action on the part of the Texas LLC.
     The foregoing opinions expressed herein are further subject to, and qualified by, the following assumptions, exceptions, qualifications and limitations:
Texas Local Counsel Opinion

Allied Waste North America, Inc.
July 14, 2006

     A. The opinions expressed herein are limited exclusively to the internal laws of the State of Texas, and in no event do we express any opinion as to the application of Texas securities laws in relation to any Indenture Document, or any transaction related thereto or contemplated thereby. Reference to such laws, in addition to other limitations set forth herein, is limited to laws that are normally applicable to the opinion expressed herein.
     B. In rendering the opinions expressed in paragraphs 1, 2 and 3 above relating to existence, good standing or both, we have relied solely upon a review of certificates of public officials of the State of Texas, without further investigation as to matters set forth therein, as those certificates are described in Annex A hereto, and such opinions are limited to the dates of such certificates.
     You have informed us that you are relying on the opinions expressed herein in connection with the registration of the Senior Notes under the federal Securities Act of 1933, as amended (the “Act”). The opinions expressed herein are solely for the benefit of, and may only be relied upon by, you for that purpose and may be relied upon by your counsel, Latham & Watkins LLP, in connection with its opinion filed as an exhibit to the registration statement that is filed in relation to the Senior Notes. We consent to the filing of this opinion letter as an exhibit to such opinion filed by Latham & Watkins LLP.
     Very truly yours,
     Fulbright & Jaworski L.L.P.
Texas Local Counsel Opinion

Fulbright & Jaworski L.L.P.
A Registered Limited Liability Partnership
Fulbright Tower
1301 McKinney, Suite 5100
Houston, Texas 77010-3095
www.fulbright.com

telephone: (713) 651-5151	facsimile: (713) 651-5246
ANNEX A
Allied Waste North America, Inc.
Texas Entities – List of Documents Reviewed
1.	Action Disposal, Inc.
a. Articles of Incorporation, as amended, certified by the Secretary of State of the State of Texas (“SOST”) and dated September 19, 2005
b. Bylaws of the Texas Corporation, as certified by an authorized officer of the Texas Corporation, as of the date hereof, to be a correct and complete copy of the Bylaws of the Texas Corporation, to have been neither amended nor revoked and to be in full force and effect
c. Certificate of Existence issued by SOST and dated July 3, 2006
d. Good Standing Certificate issued by the Texas Comptroller of Public Accounts (“TCOPA”) and dated July 3, 2006
e. Resolutions of the governing body of the Texas Corporation, as certified by an authorized officer of the Texas Corporation as of the date hereof, to be a correct and complete copy of the Resolutions duly adopted by the governing body of the Texas Corporation, to have been neither amended nor revoked and to be in full force and effect
f. Officer’s Certificate of the Texas Corporation dated as of the date hereof, as to certain factual matters
2.	Total Roll-Offs, L.L.C.
a. Articles of Organization, each as amended, certified by SOST and dated September 19, 2005
b. Operating Agreement of the Texas LLC, as amended, as certified by an authorized officer of the Texas LLC as of the date hereof, to be a correct and complete copy of the Operating Agreement of the Texas LLC, to have been neither amended nor revoked and to be in full force and effect
c. Certificate of Existence issued by SOST and dated July 3, 2006
d. Good Standing Certificate issued by TCOPA and dated July 3, 2006
e. Resolutions of the governing body of the Texas LLC, as certified by an authorized officer of the Texas LLC as of the date hereof, to be a correct and complete

Hourton • New York • Washington DC • Austin	Texas Local Counsel Opinion

Allied Waste North America, Inc.
July 14, 2006

copy of the Resolutions duly adopted by the governing body of the Texas LLC, to have been neither amended nor revoked and to be in full force and effect
f. Officer’s Certificate of the Texas LLC dated as of the date hereof, as to certain factual matters
3.	Desarrollo del Rancho La Gloria TX, LP
a. Certificate of Limited Partnership, as amended, issued by SOST and dated September 19, 2005
b. Agreement of Limited Partnership of Desarrollo, as amended, as certified by an authorized officer of Allied Waste Landfill Holdings, Inc., a Delaware corporation (“Landfill”), the general partner of Desarrollo, as of the date hereof, to be a correct and complete copy of the Agreement of Limited Partnership of Desarrollo, to have been neither amended nor revoked and to be in full force and effect
c. Certificate of Existence issued by SOST and dated July 3, 2006
d. Resolutions of the governing body of Desarrollo, as certified by an authorized officer of Landfill, the general partner of Desarollo, as of the date hereof, to be a correct and complete copy of the Resolutions duly adopted by the governing body of Desarrollo, to have been neither amended nor revoked and to be in full force and effect
e. Officer’s Certificate of Landfill, the general partner of Desarrollo, dated as of the date hereof, as to certain factual matters
4.	El Centro Landfill, L.P.
a. Certificate of Limited Partnership, as amended, issued by SOST and dated September 19, 2005
b. Agreement of Limited Partnership of El Centro, as amended, as certified by an authorized officer of Landfill, the general partner of El Centro, as of the date hereof, to be a correct and complete copy of the Agreement of Limited Partnership of El Centro, to have been neither amended nor revoked and to be in full force and effect
c. Certificate of Existence issued by SOST and dated July 3, 2006
d. Resolutions of the governing body of El Centro, as certified by an authorized officer of Landfill, the general partner of El Centro, as of the date hereof, to be a correct and complete copy of the Resolutions duly adopted by the governing body of El Centro, to have been neither amended nor revoked and to be in full force and effect
e. Officer’s Certificate of Landfill, the general partner of El Centro, dated as of the date hereof, as to certain factual matters
5.	Frontier Waste Services, L.P.

A-5	Texas Local Counsel Opinion

Allied Waste North America, Inc.
July 14, 2006

a. Certificate of Limited Partnership, as amended, issued by SOST and dated September 19, 2005
b. Agreement of Limited Partnership of Frontier, as amended, as certified by an authorized officer of Landfill, the general partner of Frontier, as of the date hereof, to be a correct and complete copy of the Agreement of Limited Partnership of Frontier, to have been neither amended nor revoked and to be in full force and effect
c. Certificate of Existence issued by SOST and dated July 3, 2006
d. Resolutions of the governing body of Frontier, as certified by an authorized officer of Landfill, the general partner of Frontier, as of the date hereof, to be a correct and complete copy of the Resolutions duly adopted by the governing body of Frontier, to have been neither amended nor revoked and to be in full force and effect
e. Officer’s Certificate of Landfill, the general partner of Frontier, dated as of the date hereof, as to certain factual matters
6.	South Central Texas Land Co. TX, LP
a. Certificate of Limited Partnership, as amended, issued by SOST and dated September 19, 2005
b. Agreement of Limited Partnership of South Central, as amended, as certified by an authorized officer of Landfill, the general partner of South Central, as of the date hereof, to be a correct and complete copy of the Agreement of Limited Partnership of South Central, to have been neither amended nor revoked and to be in full force and effect
c. Certificate of Existence issued by SOST and dated July 3, 2006
d. Resolutions of the governing body of South Central, as certified by an authorized officer of Landfill, the general partner of South Central, as of the date hereof, to be a correct and complete copy of the Resolutions duly adopted by the governing body of South Central, to have been neither amended nor revoked and to be in full force and effect
e. Officer’s Certificate of Landfill, the general partner of South Central, dated as of the date hereof, as to certain factual matters

A-6	Texas Local Counsel Opinion

EXHIBIT XXXII
July 14, 2006
Allied Waste North America, Inc.
15880 North Greenway-Hayden Loop
Suite 100
Scottsdale, Arizona 85260
Re: Guarantee of Allied Waste North America, Inc.’s Senior Notes due 2016 issued pursuant to the Indenture, dated as of December 23, 1998 and the Seventeenth 2016 Indenture dated May 17, 2006 (the “2016 Indenture”)
Dear Ladies and Gentlemen:
     We have acted as special counsel for Allied Waste Transfer Services of Utah, Inc. and Wasatch Regional Landfill, Inc., both Utah corporations (collectively referred to hereafter as the “Corporations”) and ECDC Environmental, L.C., and Frontier Waste Services (Utah), LLC, both Utah limited liability companies (collectively referred to hereafter as the “LLCs”) in connection with the proposed exchange by Allied Waste North America, Inc. (“Allied”) of $600,000,000 in aggregate principal amount of its 7 1/8% Senior Notes due 2016 issued under that certain Senior Indenture dated as of December 23, 1998 (the “Base Indenture”) among Allied, the guarantors named therein and the U.S. Bank National Association (the “Trustee”) as amended and supplemented by the Seventeenth Supplemental Indenture dated as of May 17, 2006 (the “Supplemental Indenture” and with the Base Indenture, the “2016 Indenture”), which are to be registered under the Securities Act of 1933 (the “Securities Act”) to be filed with the Securities and Exchange Commission (the “Exchange Notes”) and the guarantees of the Notes due 2016 by the Guarantors (the “Guarantees”), for a like principal amount of Allied’s outstanding 7 1/8% Senior Notes due 2016 that were also issued under the 2016 Indenture and which have not been registered under the Securities Act. The Corporations and LLCs are sometimes collectively referred to hereafter as the “Utah Guarantors”. Capitalized terms used in this opinion and not otherwise defined or limited herein shall have the meanings ascribed to such terms in the 2016 Indenture.
     In connection with this opinion, we have investigated such questions of law, examined such corporate documents and records of the Utah Guarantors and certificates of public officials and other documents, and received such information from officers and representatives of the Utah Guarantors as we have deemed necessary or appropriate for the purposes of this opinion. Specifically, we have examined, among other documents, fully executed copies of (i) Articles of

Allied Waste North America, Inc.
July 14, 2006

Organization and Operating Agreements of the LLCs, (ii) Articles of Incorporation and Bylaws of the Corporations, (iii) Minutes of the Members of the LLCs, and (iv) Minutes of meetings of the Board of Directors of the Corporations, (collectively the “Organizational Documents”) as well as (v) the Indenture (including the Form of Senior Guarantee set forth in Section 2.3 of the Indenture) and (vi) the Supplemental Indenture (collectively, the “Operative Documents”).
     In all such examinations, we have assumed the authenticity and completeness of all documents submitted to us as originals and the genuineness of signatures on such original documents. We have also assumed that each party to a document has satisfied those legal requirements that are applicable to it to the extent necessary to make those documents enforceable against it and conformity to such original documents of all copies submitted to us as certified, conformed, or photographic copies, and as to certificates and telegraphic confirmations given by public officials, we have assumed the same to have been properly given and to be accurate.
     Other than our review of the Operative Documents, we have undertaken no factual review or investigation in connection with this opinion. With respect to factual matters necessary to the rendition of the opinions which are hereinafter stated, we have relied on information stated or warranted in the Operative Documents or in separate certifications which we have requested in connection with this opinion. We have not participated in the negotiation of the Operative Documents, nor have we assisted in any activities regarding the indebtedness or guarantees contemplated by, or referred to in, the Operative Documents. Our examination of documents has been limited as set forth herein, and our opinion is confined to the facts set forth herein. We have assumed that each party to the Operative Documents has the power and authority to execute, deliver and perform its respective obligations under such documents, and all such documents are duly enforceable against such party. We have also relied, with respect to our opinions concerning the Utah Guarantors upon certifications of the Division of Corporations and Commercial Code for the State of Utah.
     Based upon the foregoing, and subject to the qualifications, exceptions and assumptions stated herein, we are of the opinion that, as of the date hereof:
     1. Each of the Utah Guarantors is a corporation or limited liability company, as applicable, organized under the Utah Revised Business Corporations Act or the Utah Revised Limited Liability Company, as applicable. Based on certificates from public officials, we confirm that each of the Utah Guarantors are in existence as recognized entities under the laws of the State of Utah.

Allied Waste North America, Inc.
July 14, 2006

     2. The Guarantee of each of the Utah Guarantors has been duly authorized by all necessary corporate or limited liability company action of each respective Utah Guarantor, and when executed in accordance with the terms of the 2016 Indenture and upon due execution, authentication and delivery of the Exchange Notes against the due tender and delivery to the Trustee of the Outstanding Notes in an aggregate principal amount equal to the aggregate principal amount of the Exchange Notes, each of the Guarantees will be the legally valid and binding obligation of the respective Utah Guarantors, enforceable against such Utah Guarantor in accordance with its terms.
     The opinions set forth herein are predicated upon the assumptions and are limited by the qualifications, exceptions and limitations, if any, set forth in the Operative Documents, and set forth above and below:
     A. We are members of the bar of the State of Utah. The foregoing opinions are limited to matters involving the current laws of the State of Utah and current federal laws, and we do not express any opinion as to matters involving the laws of any other jurisdiction.
     B. Our opinions (in particular, those expressing an opinion regarding the enforceability of the Subsidiary Guarantees by the Utah Guarantors) are subject to, and we express no opinion as to, the effects of (i) bankruptcy, insolvency, reorganization, arrangement, moratorium, receivership, liquidation, fraudulent conveyance and other laws or equitable principles of general application to or affecting the enforcement of creditors’ rights generally, and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and implied covenants of good faith and fair dealing. Without limiting the generality of the foregoing, we express no opinion as to the availability of equitable relief, including, without limitation, specific performance and injunctive relief, in any situation arising out of the transactions to which the opinions set forth herein relate. More particularly, we note that any opinion herein expressed as to enforceability is necessarily subject to:
     (1) the effect of Utah and federal court decisions invoking statutes or principles of equity that have held that certain covenants and provisions of agreements are unenforceable where: (a) the breach of such covenants or provisions imposes restrictions or burdens upon a party, and it cannot be demonstrated that the enforcement of such restrictions or burdens is reasonably necessary for the protection of the other party, or (b) a party’s enforcement of such covenants or provisions under the circumstances would violate the implied covenant of good faith and fair dealing; and
     (2) the power of federal and state courts in the exercise of judicial discretion to refuse to enforce (or to stay the enforcement of) any

Allied Waste North America, Inc.
July 14, 2006

provision of the Subsidiary Guarantees that purports to waive the rights of a party to assert the claims or defenses available to it by statute, common law or equity.
     C. We express no opinion with respect to the validity, binding effect or enforceability of (i) self-help provisions, (ii) waivers of constitutional or statutory rights, (iii) provisions waiving the right to waiving rights to automatic stay, waiving statutes of limitations, provisions relating to forum selection or venue or choice of governing law, purporting to establish evidentiary standards or specifying that the rights of the parties may be waived only in writing, (iv) provisions related to waiver of remedies or defenses (or the delay or omission of enforcement thereof), disclaimers, liability limitations with respect to third parties, powers of attorney, liquidated damages or the creation of remedies not available under applicable law, (v) provisions pursuant to which any party attempts to exempt itself from liability for its own negligence, fault or actions, or providing for indemnification against criminal liability, civil penalties or punitive damages or against actions to the extent that the indemnitee has been negligent or engaged in willful misconduct, (vi) provisions requiring the payment of attorneys’ fees or litigation expenses, or (vii) provisions which purport to compensate any party for loss or expense in excess of actual loss or reasonable expenses or which constitute a penalty. In particular, we express no opinion as to the enforceability of provisions whereby the Utah Guarantors purport to waive, in advance of any relevant operative date or default, any substantive rights of the Utah Guarantors (including, but not limited to the aforementioned rights of redemption, notice rights, or rights to direct the order of sale of collateral).
     D. Although certain rights, remedies and waivers contained in the Operative Documents may be limited or rendered ineffective by applicable Utah laws or judicial decisions governing such provisions, such laws and judicial decisions do not render the Operative Documents invalid as a whole and there exist (in the Operative Documents or pursuant to current applicable law) legally adequate remedies for a realization of the principal benefits and/or security intended to be provided by the Operative Documents. Without limiting the generality of the foregoing, this opinion is subject to the following specific limitations:
     (1) In giving this opinion, we advise you that a Utah court may not strictly enforce certain covenants contained in the Operative Documents or allow acceleration of the maturity of the indebtedness evidenced by the Indenture if it concludes that such enforcement or acceleration would be unreasonable under the then existing circumstances. We do believe, however, that subject to the limitations expressed elsewhere in this opinion, enforcement or acceleration would be available if an event of default occurs as a result of a material breach of a material covenant contained in the Operative Documents.

Allied Waste North America, Inc.
July 14, 2006

     (2) We express no opinion as to the enforceability of any provisions in the Agreement that relieve Lender from obligations to conduct sales under the Utah Uniform Commercial Code in a commercially reasonable manner.
     This opinion is for your benefit in connection with the transactions contemplated by the Operative Documents and may be relied upon only by you and by persons entitled to rely upon it pursuant to the applicable provisions of federal securities laws. We consent to your filing this opinion as an exhibit to the Company’s registration statement on Form S-4 and to the reference of our firm under the heading “Legal Matters”. This opinion letter does not extend to and may not be delivered to, relied upon, or assigned to any other person or party.
     Sincerely,
     RAY QUINNEY & NEBEKER P.C.
RGW/cc
879825

EXHIBIT XXXIII
July 14, 2006
Allied Waste North America, Inc.
15880 N. Greenway-Hayden Loop
Suite 100
Scottsdale, AZ 85260
     Re: Registration Statement on Form S-4 (Reg. No. 333-_________)
Ladies and Gentlemen:
     We have acted as special Washington counsel to Rabanco, Ltd. (“Rabanco”), Rabanco Recycling, Inc. (“Rabanco Recycling”), WJR Environmental, Inc. (“WJR”), Rabanco Companies (“Rabanco Companies”) and Regional Disposal Company (“RDC”) in connection with the issuance of $600,000,000 in aggregate principal amount 7-1/8% Senior Notes due 2016 (the “Exchange Notes”) by Allied Waste North America, Inc. (“Allied”), pursuant to a Senior Indenture dated as of December 23, 1998 (the “Indenture”) among Allied, certain affiliates of Allied including the Washington Guarantors, and U.S. Bank National Association. Rabanco, Rabanco Recycling and WJR are referred to herein collectively as the “Corporate Guarantors”. Rabanco Companies and RDC are referred to herein collectively as the “Partnership Guarantors”. The Corporate Guarantors and the Partnership Guarantors are referred to herein collectively as the “Washington Guarantors”.
     In that capacity, we have examined the following documents:
A.	The Indenture;

B.	A Seventeenth Supplemental Indenture dated May 17, 2006 among Allied, certain affiliates of Allied including the Washington Guarantors and U.S. Bank National Association (the “Trustee”);

C.	A 7-1/8% Series A Senior Note made by Allied payable to Cede & Co. or registered assigns in the stated principal sum of $3,700,000 (the “Regulation S Global Note”), with a certificate of authentication signed by the Trustee;

D.	A Senior Guarantee made by certain affiliates of Allied including the Washington Guarantors, endorsed to the Regulation S Global Note;

Allied Waste North America, Inc.
July 14, 2006

E.	A 7-1/8% Series A Senior Note made by Allied payable to Cede & Co. or registered assigns in the stated principal sum of $96,300,000 (the “144A Global Note 1”), with a certificate of authentication signed by the Trustee;

F.	A Senior Guaranty made by certain affiliates of Allied including the Washington Guarantors, endorsed to the 144A Global Note 1;

G.	A 7-1/8% Series A Senior Note made by Allied payable to Cede & Co. or registered assigns in the stated principal sum of $500,000,000 (the “144A Global Note 2”), with a certificate of authentication signed by the Trustee;

H.	A Senior Guaranty made by certain affiliates of Allied including the Washington Guarantors, endorsed to the 144A Global Note 2.

I.	The Company’s Registration Statement under the Securities Act of 1933 on Form S-4 (the “Registration Statement”);

J.	Articles of Incorporation of Highline Disposal Company, Inc. filed with the Secretary of State of the State of Washington (the “Secretary of State”) on December 16, 1959, certified as true and correct on June 15, 2006 by the Secretary of State;

K.	Articles of Amendment of Highline Disposal Company, Inc. changing name to Sea-Tac Disposal Company filed with the Secretary of State October 29, 1979, certified as true and correct on June 15, 2006 by the Secretary of State;

L.	Articles of Merger of Sea-Tac Disposal Company merging Southcenter Disposal, Inc. and Center Disposal, Inc. into Sea-Tac Disposal Company filed with the Secretary of State November 13, 1979, certified as true and correct on June 15, 2006 by the Secretary of State;

M.	Articles of Merger of Sea-Tac Disposal Company merging Rabanco, Ltd. and Compactors Incorporated into Sea-Tac Disposal Company and changing the name of Sea-Tac Disposal Company to Rabanco, Ltd., filed with the Secretary of State May 26, 1982, certified as true and correct on June 15, 2006 by the Secretary of State;

N.	Articles of Merger of Rabanco, Ltd. merging City Sanitary Service Company into Rabanco, Ltd. filed with the Secretary of State June 12, 1985, certified as true and correct on June 15, 2006 by the Secretary of State;

O.	Articles of Merger of Rabanco, Ltd. merging Rabanco Acquisition Company into Rabanco, Ltd. filed with the Secretary of State on June 25, 1998, certified as true and correct on June 15, 2006 by the Secretary of State;

Allied Waste North America, Inc.
July 14, 2006

P.	Articles of Merger of Rabanco, Ltd. merging Waste Associates, Inc., MJS Associates, Inc., and Rabanco Regional Landfill Company into Rabanco, Ltd. filed with the Secretary of State January 9, 2003, certified as true and correct on June 15, 2006 by the Secretary of State;

Q.	Articles of Merger of Rabanco, Ltd. merging Paper Fibers, Inc., Alaska Street Associates, Inc., Rabanco Intermodal/B.C., Inc., S&L, Inc., CCAI, Inc., SSWI, Inc., United Waste Control Corp., Seattle Disposal Company, Inc., Northwest Waste Industries, Inc. and Rabanco Connections International, Inc. into Rabanco, Ltd. filed January 17, 2003, certified as true and correct on June 15, 2006 by the Secretary of State;

R.	Bylaws of Rabanco, Ltd.;

S.	A Certificate of Existence/Authorization of Rabanco, Ltd. issued by the Washington Secretary of State and dated June 15, 2006;

T.	Articles of Incorporation of WJR Environmental, Inc. filed with the Secretary of State on May 17, 1991, certified as true and correct on June 15, 2006 by the Secretary of State;

U.	Articles of Merger of WJR Environmental, Inc. merging Rabanco Acquisition Company Five into WJR Environmental, Inc., filed with the Secretary of State on June 25, 1998, certified as true and correct on June 15, 2006 by the Secretary of State;

V.	Bylaws of WJR Environmental, Inc.;

W.	A Certificate of Existence/Authorization of WJR Environmental, Inc. issued by the Washington Secretary of State and dated June 15, 2006;

X.	Articles of Incorporation of Rabanco Recycling, Inc. filed with the Secretary of State on April 18, 1988, certified as true and correct on June 15, 2006 by the Secretary of State;

Y.	Articles of Merger of Rabanco Recycling, Inc. merging Rabanco Acquisition Company Two into Rabanco Recycling, Inc., filed with the Secretary of State on June 25, 1998, certified as true and correct on June 15, 2006 by the Secretary of State;

Z.	Bylaws of Rabanco Recycling, Inc.;

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AA.	A Certificate of Existence/Authorization of Rabanco Recycling, Inc. issued by the Washington Secretary of State and dated June 15, 2006;

BB.	Restated Joint Venture Agreement of Regional Disposal Company dated June 2, 1993, as amended by that certain Amendment No. 1 to Restated Joint Venture Agreement of Regional Disposal Company effective as of December 1, 1993, by that certain Consent of Partners of Regional Disposal Company entered into December 30, 2002, and by that certain Consent of Partners and Amendment No. 2 to Restated Joint Venture Agreement of Regional Disposal Company;

CC.	Partnership Agreement for Rabanco Companies dated November 25, 1985, as amended by that certain First Amendment to Partnership Agreement dated November 25, 1985 and signed November 19, 1986, as amended by that certain Second Amendment to Partnership Agreement dated November 25, 1985 and signed July 15, 1988, as amended by that certain Third Amendment to Partnership Agreement dated November 25, 1985 and signed April 30, 1990, as amended by that certain Withdrawal Agreement and Fourth Amendment to Partnership Agreement of Rabanco Companies dated November 25, 1985 and made effective as of December 31, 1997.

DD.	Minutes of the Board of Directors of the Corporate Guarantors dated May 3, 2006

EE.	Minutes of the Partnership Governing Bodies of the Partnership and Limited Partnership Guarantors dated May 3, 2006;

FF.	Such other documents, matters, statutes, ordinances, published rules and regulations, published judicial and governmental decisions interpreting or applying the same, and other official interpretations as we deem applicable in connection with this opinion.
     We understand that the documents described in clauses C, E and G will be exchanged, pursuant to the terms of the Indenture and the Seventeenth Supplemental Indenture, for Series B Notes, which are referred to as the “Exchange Notes”. We understand that the documents described in clauses D, F and H above will be exchanged for guarantees in substantially the same form (the “Guarantees”) which will be endorsed to the Exchange Notes. The documents described in clauses A through H above are referred to herein collectively as the “Documents”.
     Members of our firm are admitted to the bar in the State of Washington and we express no opinion as to the laws of any other jurisdiction.
     In reaching the opinions set forth below, we have assumed, and to our knowledge there are no facts inconsistent with, the following:

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(a)	Each of the parties, other than the Washington Guarantors, to the Documents has duly and validly executed and delivered each such instrument, document and agreement to which such party is a signatory, and such party’s obligations are enforceable in accordance with their respective terms.

(b)	Each person, other than the Washington Guarantors, executing any of the Documents, whether individually or on behalf of an entity, is duly authorized to do so.

(c)	All signatures on all Documents are genuine.

(d)	All Documents submitted to us as originals are authentic; all Documents submitted to us as certified or photostatic copies conform to the original document, and all Documents and other public records reviewed are accurate and complete.

(e)	That Jo Lynn White is the corporate secretary of Rabanco, Rabanco Recycling and WJR.

(f)	That Jo Lynn White is the partnership secretary of RDC and Rabanco Companies.

(g)	That the Minutes of the Partnership Governing Bodies of the Partnership and Limited Partnership Guarantors dated May 3, 2006 accurately reflect the resolutions duly adopted by the respective partners of RDC and Rabanco Companies, at a meeting duly called with notice delivered or waived as required by the partnership Guarantors’ respective partnership agreements.

(h)	That the Minutes of the Board of Directors of the Corporate Guarantors dated May 3, 2006 accurately reflect the resolutions duly adopted by the directors of each of Rabanco, Rabanco Recycling and WJR at a meeting duly called with notice delivered or waived in conformity with the Washington Business Corporations Act, and the Articles of Incorporation and the Bylaws of each of Rabanco, Rabanco Recycling and WJR.

(i)	That all articles, bylaws, partnership agreements and other relevant constituent documents, as amended, have been duly adopted and are fully effective.
Based on the foregoing and subject to the assumptions and qualifications set forth herein, it is our opinion that:
(a)	Each of Rabanco, Rabanco Recycling and WJR is a corporation under the Washington Business Corporations Act. Based on certificates from public officials, we confirm that each of Rabanco, Rabanco Recycling and WJR is duly incorporated and validly existing under the laws of the State of Washington.

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(b)	RDC is a general partnership governed under the Restated Joint Venture Agreement. Rabanco Companies is a general partnership governed under the Partnership Agreement for Rabanco Companies.

(c)	The execution, delivery and performance of the Guarantee of each of Rabanco, Rabanco Recycling and WJR has been duly authorized by all necessary corporate action of each respective Corporate Guarantor.

(d)	The execution, delivery and performance of the Guarantee of each of RDC and Rabanco Companies has been duly authorized by all necessary partnership action on behalf of each Partnership Guarantor.
     The opinions expressed above are subject to the following qualifications:
     A. Although we express no opinion as to the effect of any fraudulent conveyance or transfer laws, we call to your attention that such laws may be implicated by certain aspects of the transaction contemplated by the Documents, including, without limitation, the guaranty by the Washington Guarantors of the obligations of Allied. Such guaranty could be rendered unenforceable by the application of fraudulent conveyance or transfer laws. The effect of any fraudulent conveyance or transfer laws depends upon the solvency and adequacy of capital of, and other factual matters relating to, the Washington Guarantors after giving effect to the transactions contemplated by the Documents. We have not undertaken any investigations or verification of, and we express no opinion as to, any such factual matters.
     The opinions expressed above are rendered as of the date of effectiveness of the Registration Statement.
     This opinion is for your benefit in connection with the transactions contemplated by the Documents and may be relied upon by you and by persons entitled to rely upon it pursuant to the applicable provisions of federal securities laws. We consent to your filing this opinion as an exhibit to the Registration Statement and to the reference of our firm under the heading Legal Matters.
Very truly yours,
/s/ Williams, Kastner & Gibbs PLLC